                                 EXHIBIT 10.21

                Stock Purchase Agreement Dated August 17, 1995,
            By and Among City National Bank, First Los Angeles Bank,
                       San Paolo U.S. Holding Company and
                         San Paolo Bank Holding S.P.A.

                       Confidential information omitted
                            pursuant to Rule 24b-2

                            STOCK PURCHASE AGREEMENT

                                 by and among

                               CITY NATIONAL BANK
                             FIRST LOS ANGELES BANK
                         SAN PAOLO U.S. HOLDING COMPANY
                         SAN PAOLO BANK HOLDING S.P.A.



                                August 17, 1995

                               TABLE OF CONTENTS
                               -----------------

                                                                                 Page
                                                                                 ----
ARTICLE I
                            Purchase and Sale....................................   2
                            -----------------
    1.1       Agreement of Purchase and Sale.....................................   2
              ------------------------------
    1.2       Closing............................................................   8
              -------
    1.3       Bank Merger........................................................   9
              -----------

ARTICLE II
                         Conduct Pending the Merger..............................   9
                         --------------------------
    2.1       Conduct of the Bank's Business Prior to the Closing Date...........   9
              --------------------------------------------------------
    2.2       Forbearance by the Selling Entities and the Bank...................  10
              ------------------------------------------------
    2.3       Timeliness of CNB's Consent........................................  15
              ---------------------------
    2.4       Conduct by CNB Prior to the Closing Date...........................  15
              ----------------------------------------

ARTICLE III
                      Representations and Warranties.............................  15
                      ------------------------------
    3.1       Representations and Warranties of Selling Entities and the Bank....  15
              ---------------------------------------------------------------
              (a)     Recitals True..............................................  15
                      -------------
              (b)     Capital Stock..............................................  16
                      -------------
              (c)     Authority..................................................  16
                      ---------
              (d)     Subsidiaries...............................................  16
                      ------------
              (e)     Approvals..................................................  17
                      ---------
              (f)     No Violations..............................................  17
                      -------------
              (g)     Financial Statements.......................................  18
                      --------------------
              (h)     Absence of Certain Changes or Events.......................  18
                      ------------------------------------
              (i)     Taxes......................................................  19
                      -----
              (j)     Absence of Claims; Litigation..............................  20
                      -----------------------------
              (k)     Regulatory Actions.........................................  21
                      ------------------
              (l)     Certain Agreements.........................................  21
                      ------------------
              (m)     Labor Matters..............................................  22
                      -------------
              (n)     Employee Benefit Plans.....................................  22
                      ----------------------
              (o)     Insider Loans; Other Transactions..........................  25
                      ---------------------------------
              (p)     Title to Assets............................................  25
                      ---------------
              (q)     Knowledge as to Conditions.................................  26
                      --------------------------
              (r)     Compliance with Laws.......................................  26
                      --------------------
              (s)     Fees.......................................................  27
                      ----
              (t)     Environmental..............................................  27
                      -------------
              (u)     Allowance for Possible Loan Losses.........................  31
                      ----------------------------------
              (v)     Performance of Obligations.................................  31
                      --------------------------
              (w)     Insurance..................................................  32
                      ---------
              (x)     Listing of Loans...........................................  32
                      ----------------
              (y)     Derivative Transactions....................................  32
                      -----------------------
              (z)     Trust Administration.......................................  33
                      --------------------
   3.2        Representations and Warranties of CNB..............................  33
              -------------------------------------

              (a)     Recitals True..............................................  33
                      -------------
              (b)     Authority..................................................  33
                      ---------
              (c)     Approvals..................................................  34
                      ---------

                                      (i)


              (d)     No Violations............................................... 34
                      -------------
              (e)     Financial Statements........................................ 35
                      --------------------
              (f)     Absence of Certain Changes or Events........................ 36
                      ------------------------------------
              (g)     Absence of Claims........................................... 36
                      -----------------
              (h)     Regulatory Actions.......................................... 36
                      ------------------
              (i)     Knowledge as to Conditions.................................. 37
                      --------------------------
              (j)     Compliance with Laws........................................ 37
                      --------------------
              (k)     Fees........................................................ 37
                      ----
ARTICLE IV

                                       Covenants.................................. 38
                                       ---------
   4.1        Acquisition Proposals............................................... 38
              ---------------------
   4.2        Employee Benefits................................................... 38
              -----------------
   4.3        Access and Information.............................................. 39
              -----------------------
   4.4        Certain Filings, Consents and Arrangements.......................... 42
              ------------------------------------------
   4.5        Additional Agreements............................................... 43
              ---------------------
   4.6        Publicity........................................................... 43
              ---------
   4.7        Notification of Certain Matters..................................... 43
              -------------------------------
   4.8        Pre-Closing Adjustments............................................. 44
              -----------------------
   4.9        Director Resignations............................................... 45
              ---------------------
   4.10       Human Resources Issues.............................................. 45
              ----------------------
   4.11       Assistance with Third-Party Agreements.............................. 45
              --------------------------------------
   4.12       Notices and Communications.......................................... 47
              --------------------------
   4.13       Insurance Policies Assignment....................................... 48
              -----------------------------
   4.14       Designated Portfolio................................................ 49
              --------------------
   4.15       Repurchase of Certain Loans......................................... 50
              ---------------------------
   4.16       Option to Purchase Additional Loans................................. 51
              -----------------------------------
   4.17       Tax Matters......................................................... 51
              -----------
              (a)   Selling Entities' Responsibilities............................ 51
                    ----------------------------------
              (b)   CNB's Responsibilities........................................ 53
                    ----------------------
              (c)   Taxes for Short Taxable Year.................................. 54
                    ----------------------------
              (d)   Review of Tax Returns and Other Filings....................... 54
                    ---------------------------------------
              (e)   Contest Provisions............................................ 55
                    ------------------
              (f)   Termination of Tax Allocation Agreements...................... 56
                    ----------------------------------------
              (g)   Information to be Provided by CNB............................. 56
                    ---------------------------------
              (h)   Certain Elections............................................. 56
                    -----------------
              (i)   Efforts to Obtain Certain Documents........................... 57
                    -----------------------------------
              (j)   Cooperation after Closing..................................... 57
                    -------------------------
              (k)   Transfer Taxes................................................ 58
                    --------------
              (l)   Miscellaneous................................................. 59
                    -------------
   4.18       1995 Audit.......................................................... 59
              ----------
   4.19       Pre-Closing Intercompany Transactions............................... 59
              -------------------------------------

ARTICLE V
                            Conditions to Consummation............................ 60
                            --------------------------
   5.1        Conditions to Each Party's Obligations.............................. 60
              --------------------------------------
   5.2        Conditions to Obligations of CNB.................................... 61
              --------------------------------
   5.3        Conditions To Obligations of the Selling Entities and the Bank...... 63
              --------------------------------------------------------------


                                     (ii)


ARTICLE VI
                             Termination........................................... 64
                             -----------
   6.1        Termination.......................................................... 64
              -----------
   6.2        Effect of Termination................................................ 65
              ---------------------

ARTICLE VII
                              Other Matters........................................ 65
                              -------------
   7.1        Certain Definitions; Interpretations................................. 65
              ------------------------------------
   7.2        Survival of Representations, Warranties and Covenants................ 67
              -----------------------------------------------------
   7.3        Indemnification...................................................... 68
              ---------------
              (a)    The Selling Entities' Indemnification......................... 68
                     -------------------------------------
              (b)    CNB's Indemnification......................................... 71
                     ---------------------
              (c)    Indemnification Procedures.................................... 71
                     --------------------------
              (d)    Adjustment to Purchase Price.................................. 76
                     ----------------------------
              (e)    Exclusive Remedy.............................................. 76
                     ----------------
   7.4        Waiver............................................................... 76
              ------
   7.5        Counterparts......................................................... 76
              ------------
   7.6        Governing Law; Venue................................................. 76
              --------------------
   7.7        Expenses............................................................. 77
              --------
   7.8        Notices.............................................................. 77
              -------
   7.9        Entire Agreement..................................................... 78
              ----------------
   7.10       Binding Effect; Assignment........................................... 78
              --------------------------
   7.11       Severability......................................................... 78
              ------------
   7.12       No Third Party Beneficiaries......................................... 78
              ----------------------------

                                     (iii)

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT, DATED AS OF the 17th day of August, 1995 ("the Agreement"), by and among CITY NATIONAL BANK ("CNB"), a national banking
      ---------                                      ---
association, SAN PAOLO U.S. HOLDING COMPANY, a Delaware corporation (the

"Seller"), SAN PAOLO BANK HOLDING S.P.A., a corporation organized under the laws
 ------
of Italy ("San Paolo"), and FIRST LOS ANGELES BANK, a California-chartered
           ---------
commercial Bank ("Bank") (the Seller and San Paolo, being collectively referred
                  ----
to herein as the "Selling Entities"), entered into with reference to the
                  ----------------
following:

     A. The Bank is a commercial bank organized and existing under the laws of the State of California and subject to regulation and supervision by the Superintendent of Banks of the State of California (the "Superintendent") and
                                                         --------------
the Federal Deposit Insurance Corporation ("FDIC").  The customer deposit
                                            ----
accounts of Bank are insured by the Bank Insurance Fund (the "BIF") of the FDIC.
                                                              ---
All of the issued and outstanding stock of Bank is owned by Seller and all of the issued and outstanding stock of Seller is owned by San Paolo.

     B. CNB is a wholly owned subsidiary of City National Corporation, a Delaware corporation ("CNC"). The customer deposit accounts of CNB are insured
                       ---
by the BIF of the FDIC and CNB is subject to regulation and supervision by the Office of the Comptroller of the Currency (the "OCC").
                                                ---

     C. CNB desires to acquire Bank through the purchase of all of the issued and outstanding stock of Bank on the terms and subject to the conditions set forth in this Agreement and the Selling Entities desire that such stock be sold on such terms and subject to such conditions. CNB then intends to merge Bank into CNB pursuant to applicable provisions of Federal law and the regulations of the OCC.

     D. Subject to any specific provisions of this Agreement, it is the intent of the parties that CNB by reason of this Agreement shall not (until consummation of the transactions contemplated hereby) control, and shall not be deemed to control Bank, directly or indirectly, and shall not exercise or be deemed to exercise, directly or indirectly, a controlling influence over the management or policies of the Bank.

     E. The board of directors of CNB has approved the acquisition of stock of Bank (the "Acquisition") and the transactions contemplated by this Agreement,
              -----------
and has authorized the execution and delivery of this Agreement at a board meeting, duly noticed and held on August 16, 1995. The boards of directors of each of the Seller and San Paolo have authorized the execution and delivery of this Agreement at meetings duly noticed and held on July 28, 1995, and the board of directors of Bank has approved the transactions contemplated by this Agreement and authorized the execution and delivery of this Agreement at a meeting duly noticed and held on July 28, 1995. Now, therefore, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I
                               Purchase and Sale
                               -----------------
     1.1    Agreement of Purchase and Sale.
            ------------------------------
            (a) On the terms and subject to the conditions set forth in this Agreement, CNB agrees to purchase, and the Seller agrees to sell and cause to be sold to CNB, all of the shares of Bank Common Stock (as defined in
     Section 3.1(b)) held by Seller (the "Shares"), which Shares shall
                                          ------
     constitute all of the issued and outstanding shares of Bank Common Stock. The purchase price for the Shares (the "Purchase Price")
                                             --------------
     shall be $85,000,000.00, adjusted by adding the amount of the Bank's pre-tax income, determined in accordance with generally accepted accounting principles, consistently applied ("GAAP"), less income taxes on such income
                                        ----
     calculated at 42.15%, for the period from January 1, 1996 (if the Closing has not yet occurred by that date) until the Closing Date (provided that in lieu of making such adjustment to the Purchase Price the Seller may elect to cause the Bank to declare and pay a dividend in such amount to Seller on or before the Closing Date), and further adjusted by subtracting the sum of
     (i) the amount by which [confidential information omitted and filed separately] exceeds the Bank's tangible net worth at Closing, determined in accordance with GAAP; and (ii) the dollar amount which, if added to the Bank's allowance for loan and lease losses ("ALLL") at Closing, would cause
                                                  ----
     the ALLL to equal [confidential information omitted and filed separately]; provided, however, that the foregoing adjustments to the Purchase Price
     --------  -------
     shall be calculated (W) without regard to the actions taken or required by Sections 4.8 and 4.14, (X) after giving effect to the loan sales described in Sections 4.13(b), 4.15, 4.16 and 1.1(d)(iii), (Y) if CNB has withheld its consent to a bona fide settlement offer from an obligor pursuant to
     Section 2.2(u) that Bank represents it was willing to accept, after giving effect to such settlement as if it had occurred on such terms as were presented to CNB and (Z) if Bank has sold those loans identified in the Disclosure Schedule for net proceeds in excess of $3,750,000 (but less than $4,500,000), after adding to the ALLL (solely for the purpose of the calculation of the Purchase Price) the difference between $4,500,000 and the amount of such net proceeds. For purposes of the preceding sentence, "tangible net worth" shall mean the shareholders' equity of the Bank, minus goodwill of the Bank, and minus any deferred tax asset of the Bank, as set forth on the Closing Balance Sheet (as defined in Section 1.1(c)) and "aggregate loans" shall mean the Bank's total outstanding loans, less participations sold, less unearned income on consumer installment loans, less deferred loan origination fees and costs, provided that aggregate loans shall be calculated on a basis consistent with the Bank's Audited Financials.

            (b) No later than five business days before the Closing Date, Seller shall provide to CNB a written estimate of the Purchase Price based upon the best available information at that time and which, absent manifest error, shall be payable by CNB by wire transfer in immediately available funds at the Closing (as defined in Section 1.2) against delivery of the stock certificates representing the Shares, duly endorsed for transfer to CNB or accompanied by stock powers separate from the certificates that are appropriate for such purpose. Seller shall instruct CNB concerning the account to which the estimated Purchase Price shall be paid and shall provide appropriate wire instructions therefor at least two business days prior to the Closing.

            (c) No later than 20 days following the Closing Date, the Seller shall provide to CNB the unaudited balance sheet (the "Closing Balance
                                                            ---------------
     Sheet") of the Bank, prepared in accordance with GAAP, and the written
     -----
     calculation of the Purchase Price ("Purchase Price Reconciliation"), each
                                         -----------------------------
     as of the Closing Date. Within 20 days thereafter, CNB shall indicate to Seller in writing whether it agrees or disagrees with the Closing Balance Sheet or the Purchase Price Reconciliation, or any portion thereof. If CNB indicates its disagreement during such period, CNB and the Seller shall have until 60 days following the Closing Date to resolve such disagreement. On the 61st day following the Closing Date, the parties shall either (i) have agreed upon the adjustments, if any, to the Closing Balance Sheet and the Purchase Price Reconciliation and shall, on a mutually agreeable date no later than five days thereafter, cause the appropriate party to promptly pay the other party the amount necessary to result in full payment of the actual Purchase Price, as so calculated, or (ii) submit all remaining items of disagreement to binding arbitration in accordance with Section 1.1(d) hereof. Notwithstanding any other provision of this Section 1.1, any matter that can be resolved pursuant to Section 4.3(c) shall be resolved in the manner described therein, and the amounts, or adjustments, as the case may be, determined under such Section 4.3(c) shall be conclusive for the purposes of determining the correct amounts included within the Closing Balance Sheet and the Purchase Price Reconciliation and for determining the Purchase Price.

            (d) (i) In the event the parties hereto are unable to reach agreement with respect to (A) the Closing Balance Sheet or the Purchase Price Reconciliation or (B) any disputed Credit Matter (as defined in Section 4.3(c)), then Deloitte & Touche LLP shall be retained no later than 65 days following the Closing Date to review the matter under dispute and to determine the Purchase Price Reconciliation. If Deloitte & Touche LLP shall be unable or unwilling to accept such retention, and the parties hereto are unable to agree on another nationally recognized independent accounting firm to make such determination, CNB and Seller shall each nominate a nationally recognized independent accounting firm that does not regularly work for such party and is willing to accept such retention, and one of such two nominated accounting firms shall be selected by a flip of a coin with the flip being made by a lawyer for CNB in the presence of a lawyer for Seller, with Seller's lawyer designating which firm will be chosen if "heads" results or "tails" results. Deloitte & Touche LLP or such other independent accounting firm shall be selected no later than 70 days following the Closing Date and shall be referred to herein as the "Arbitrator."
                                                         ----------
                (ii) With respect to a dispute as to the Closing Balance Sheet and the Purchase Price Reconciliation contemplated by subsection 1.1(c), CNB and Seller shall each present the Arbitrator, no later than three (3) days after the Arbitrator has accepted its appointment, with its proposed Closing Balance Sheet and Purchase Price Reconciliation in writing and the Arbitrator shall select one of the two such proposals (the Arbitrator shall not have the discretion to change either proposal or otherwise compromise between the two proposals, provided, that the Arbitrator will be bound to
                               --------
            accept each determination made by the Arbitrator with respect to a Credit Matter included within the Closing Balance Sheet and Purchase Price Reconciliation pursuant to Section 1.1(d)(iii)). In selecting a proposal as to the Closing Balance Sheet and the Purchase Price Reconciliation, the Arbitrator shall select the proposal that most accurately reflects the accounting practices utilized by the Bank in the preparation of the Audited Financial Statements, so long as such practices are in accordance with GAAP or regulatory accounting practices ("RAP").
                        ---

                (iii) With respect to a dispute as to a Credit Matter, CNB and Seller shall each present the Arbitrator with a written proposal set forth on a loan-by-loan basis and the Arbitrator shall select one of the two such written proposals on a loan-by-loan basis (the Arbitrator shall not with respect to a specific loan have the discretion to change either proposal or otherwise compromise between the two proposals). In selecting a proposal as to a specific loan, the Arbitrator shall select the proposal that most accurately reflects the Bank's credit standards, policies and procedures as in effect on June 30, 1995, as modified, if necessary, to become or remain in accordance with GAAP or RAP or in conformity with the recommendations of the Bank's regulators. Notwithstanding any other provision of this Agreement, if the Arbitrator makes its determination as to a Credit Matter in favor of CNB, then Seller shall have the option, to be exercised no later than 3 days after notification of the Arbitrator's determination, to purchase the loan (and accrued interest) that was the subject of the disputed Credit Matter from Bank (or CNB, if after the Bank Merger) at its gross book value at the Closing Date, plus accrued interest, minus the amount of reserves associated with such loan as determined by Bank immediately prior to the Closing (without regard to adjustments made pursuant to Section 4.8 hereof or in response to a dispute arbitrated pursuant to this Section 1.1(d)).

                (iv) CNB and Seller shall be afforded the opportunity to present to the Arbitrator any material or information relating to the matters in dispute. The Arbitrator shall render its decision as soon as possible, but not later than 30 days after the Arbitrator was appointed. The Arbitrator's decision shall be in writing and counterpart copies thereof shall be delivered to each of the disputing parties. CNB and Seller shall each bear and pay one-half of the fees and disbursements of the Arbitrator in connection with its analysis. The determination by the Arbitrator shall be final and binding on the parties hereto.

            CNB and Seller shall make such adjustments to the Purchase Price, as determined by the Arbitrator, no later than 3 days following notification of the Arbitrator's decision.

            (e) The payment(s) required to adjust the estimated Purchase Price paid at the Closing Date to the final Purchase Price payable hereunder shall include interest on the amount of such additional payment from and including the Closing Date to, but not including, the date of such additional payment at the Federal Funds Rate. "Federal Funds Rate" shall
                                                     ------------------
     mean, for any day, the weighted average of the rates on overnight Federal funds transaction with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding business day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a business day, the average of the rates quoted to the Seller or CNB, as the case may be, on such day for such transactions by three Federal funds brokers of recognized standing selected by it. The Federal Funds Rate for Saturdays, Sundays and any other day on which the Federal Reserve Bank of New York is closed shall be the Federal Funds Rate as in effect for the next preceding day for which the Federal Funds Rate shall have been determined.

     1.2    Closing.  The respective deliveries of consideration, stock
            -------
certificates and other documents and the taking of all other remaining actions necessary to complete the purchase and sale transaction provided for in this Agreement (the "Closing") shall take place on such date (the "Closing Date") as
                -------                                       ------------
CNB and Seller agree; provided, that in the absence of an agreement by CNB and
                      --------
Seller to the contrary, the Closing Date shall be December 31, 1995 or, if later, the earliest Friday following the date all of the conditions to Closing set forth in Section 5.1(b) have been satisfied or waived. CNB shall provide at least fourteen

(14) days prior notice to Seller of such later Closing Date. The Closing shall be held at the offices of CNB located at 400 North Roxbury Drive, Beverly Hills, California, or at such other place as the parties hereto shall agree. All deliveries of documents, payment of consideration and other actions necessary in connection with or to complete the Closing shall be deemed to be taken and effected simultaneously as part of one single transaction, and none of the foregoing shall be deemed completed unless and until all are completed.

     1.3    Bank Merger.  Immediately following the purchase of the Bank Common
            -----------
Stock by CNB, the Bank shall be merged with and into CNB pursuant to applicable law (the "Bank Merger"). The Selling Entities and the Bank shall cooperate with
          -----------
CNB in all reasonable respects in accomplishing the Bank Merger.

                                   ARTICLE II
                           Conduct Pending the Merger
                           --------------------------

     2.1    Conduct of the Bank's Business Prior to the Closing Date.  Except as
            --------------------------------------------------------
expressly provided in this Agreement, during the period from the date of this Agreement to the Closing Date, the Bank shall, and the Selling Entities shall cause the Bank to, (a) conduct its business in the usual, regular and ordinary course, consistent with past practices and consistent with prudent banking practices; (b) use its reasonable best efforts to maintain and preserve intact its business organization, employees and advantageous customer relationships, to continue to develop such customer relationships and to retain the services of its officers and key employees; (c) maintain and keep its properties in as good repair and condition as at present except for obsolete properties and for deterioration due to ordinary wear and tear or damage due to casualty; (d) maintain in full force and effect insurance comparable in amount and scope of coverage to that now maintained by it; (e) perform in all material respects all of its material obligations under material contracts, leases and documents relating to and affecting its assets, properties and business except such obligations as it may in good faith reasonably dispute; (f) charge off all loans receivable and other assets, or portions thereof, deemed uncollectible in accordance with GAAP and with RAP, applicable law or regulation, or any classified as "loss" or as directed by its regulators; (g) substantially comply with and perform all material obligations and duties imposed upon it by all material Federal and state laws, and material rules, regulations and orders imposed by Federal, state and local governmental authorities; and (h) take no action which would materially adversely affect or delay the ability of the Selling Entities, the Bank or CNB to obtain any necessary approvals, consents or waivers of any governmental authority required for the transactions contemplated hereby or to perform its covenants or agreements on a timely basis under this Agreement.

     2.2    Forbearance by the Selling Entities and the Bank.  During the period
            ------------------------------------------------
from the date of this Agreement to the Closing, except as set forth on the Disclosure Schedule, the Bank shall not, and the Selling Entities shall not permit the Bank, without the prior written consent of CNB, which consent shall not be unreasonably withheld, to:

            (a) incur any indebtedness for borrowed money or assume, guaranty, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity (except for short-term borrowings not in excess of the longer of thirty days or until December 31, 1995, in amounts no greater than $50,000,000 and made at prevailing market rates and terms and except for deposits);

            (b) adjust, split, combine or reclassify any capital stock; make, declare or pay any dividend or make any other distribution on any capital stock (other than as contemplated by Section 1.1) or, directly or indirectly, redeem, purchase or otherwise acquire any shares of its capital stock or any securities or obligations convertible into or exchangeable for any shares of its capital stock, or grant any stock appreciation rights or grant any individual, corporation or other entity any right to acquire any shares of its capital stock; or issue any additional shares of capital stock;

            (c) except as set forth in the Disclosure Schedule, sell, transfer, mortgage, encumber or otherwise dispose of any of its properties or assets (other than pursuant to subsection (n) of this Section 2.2) with a book value of $1,000,000 or more, to any individual, corporation or other entity, or cancel, release or assign any indebtedness of any such person or any claim held by any such person, except pursuant to contracts or agreements in full force and effect at the date of this Agreement;

            (d) except as permitted under subsection (j) of this Section 2.2, make any material investment either by purchase of stock or securities, contributions to capital, property transfers, or purchase of any properties or assets of any other individual, corporation or other entity, other than contributions by Seller or San Paolo to the capital of the Bank;

            (e) enter into, renew or terminate any material contract or agreement, or make any material change in any of its material leases or contracts, other than (i) deposit agreements or loan agreements or (ii) in the ordinary course of business consistent with past practice with respect to contracts, agreements or leases terminable on not more than 90 days notice or involving payment or payments of not more than $50,000 per annum;

            (f) increase in any manner the compensation (including, without limitation, bonuses) or fringe benefits of any of its employees, former employees or retirees or pay any pension or retirement allowance not required by any existing plan or agreement to any such employees, former employees or retirees, or become a party to, amend or commit to any pension, retirement, retention, severance (other than in accordance with Section 4.2), deferred compensation, profit sharing or welfare benefit plan or agreement or employment agreement with or for the benefit of any employee, former employee or retiree other than annual salary and bonus increases made in the ordinary course of business not exceeding 3 1/2% in the aggregate (based upon June 30, 1995 salary figures) or 5% for any employee (except as required by applicable Federal or California law), or voluntarily accelerate the vesting of any employee benefits;

            (g) settle any claim, action or proceeding involving any liability of the Bank for material monetary damages (except to the extent fully reserved against on the Bank's books and records) or enter into any settlement agreement containing material obligations of the Bank;

            (h) hire additional officers or employees (except that the Bank may hire non-officer employees to fill vacancies in existing positions);

            (i)  sell any securities for a gain;

            (j) purchase any securities other than United States Treasury securities or United States Government Agency securities, which in either case have maturities of three years or less;

            (k) engage in trading with respect to any of its securities;

            (l) amend its Articles of Incorporation or Bylaws, or change in any material way its material policies and procedures or make any material changes to its tax or financial accounting policies (except as to changes to its tax or financial accounting policies as may be required by GAAP or
     RAP);

            (m) introduce any new service or products (other than products or services relating to the Community Reinvestment Act (or other similar law or regulation), unless such products or services could not legally be discontinued by CNB following the Closing Date), institute any new advertising campaign, open or apply to open any new branch or facility, or, in general, change in any material respects its products and services from those in effect at the date of this Agreement;

            (n) sell any "other real estate" ("ORE") or similarly held
                                               ---
     properties other than at a cash price of at least 80% of the book value of such property at June 30, 1995; provided, however, that in the event an
                                     --------  -------
     appraisal conforming to applicable banking regulations is delivered with respect to such property after June 30, 1995, such sale must be made at a cash price of at least 85% or more of the value of such property determined pursuant to the then most recent such appraisal;

            (o) (i) renew, extend the maturity of, or materially alter any of the material terms of, any loan or forbearance agreement for a period of greater than six months, or (ii) make, acquire a participation in, or reacquire an interest in a participation sold of, any loan or forbearance agreement, without regard to the term thereof, which, in the case of (i) or
     (ii), when aggregated with all other loans or extensions of credit to, or forbearance agreements with, such borrower and its related interests, result in total obligations in excess of $2,500,000 or, which amount taken alone exceeds the amounts shown on Schedule 2.2(o) hereto for such type of loan; provided, however, if any such loan is rated substandard or below,
           --------  -------
     the amount that may be renewed, extended, reacquired or for which a material term may be altered shall not exceed the lower of the amount shown on Schedule 2.2(o) for such type of loan or $500,000;

            (p) make, acquire a participation in, or reacquire an interest in a participation sold of, any loan that is not in compliance with the Bank's normal credit underwriting standards, policies and procedures as in effect on June 30, 1995, as modified, if necessary, to become or remain in accordance with GAAP or RAP or in conformity with the recommendations of the Bank's regulations; or renew, extend the maturity of, or alter any of the material terms of any such loan for a period of greater than six months;

            (q) reallocate or reduce any material accrual or reserve, including, without limitation, any contingency reserve, litigation reserve, tax reserve, or the ALLL, by reversal or booking a negative provision, or generally change the methodology by which such accounts have been handled in past periods, provided, the Bank may take such actions if required to do
                      --------
     so by GAAP or RAP;

            (r) other than pursuant to a customer request, terminate or suggest to a title, escrow or mortgage company customer, or to any major customer, the termination of any deposit relationship without first consulting with a designated CNB representative as to whether such relationship should be retained;

            (s) take any action that would result in a violation of any of the covenants made herein by the Selling Entities or the Bank or would result in any representations or warranties of the Selling Entities or the Bank becoming untrue;

            (t) consummate a foreclosure proceeding with respect to non-residential raw land or industrial properties, unless (i) a Phase I environmental report has been obtained and (ii) CNB consents in writing, which consent shall not be unreasonably withheld;

            (u) settle any charged-off loan with a contractual balance of $500,000 or more, unless CNB's consent is obtained; or

            (v) agree to, or make any commitment to, take any of the actions prohibited by this Section 2.2.

     2.3    Timeliness of CNB's Consent.  For purposes of Section 2.2, any
            ---------------------------
consent required from CNB, unless earlier given or denied, shall be deemed to have been given three business days after the time the Bank shall have requested such consent in writing, unless during such three-day period CNB shall have requested further information in writing reasonably necessary to allow the decision to be made, in which case such consent, unless earlier given or denied, shall be deemed to have been given three business days after the time the requested information has been furnished.

     2.4    Conduct by CNB Prior to the Closing Date. During the period from the
            ----------------------------------------
date of this Agreement to the Closing Date, CNB shall take no action which would materially adversely affect or delay the ability of CNB, the Selling Entities or the Bank to obtain any necessary approvals, consents or waivers of any governmental authority required for the transactions contemplated hereby or to perform its covenants or agreements on a timely basis under this Agreement.

                                  ARTICLE III

                         Representations and Warranties
                         ------------------------------

     3.1    Representations and Warranties of Selling Entities and the Bank.
            ---------------------------------------------------------------
The Selling Entities and the Bank represent and warrant to CNB that, except as set forth in the Disclosure Schedule;

            (a) Recitals True.  The information set forth in the recitals of
                -------------
     this Agreement with respect to Selling Entities and the Bank is true and correct.

            (b) Capital Stock.  The Bank is authorized to issue 2,000,000 shares
                -------------
     of common stock, no par value (the "Bank Common Stock"), and is not
                                         -----------------
     authorized to issue any other class or series of capital stock, or any other securities giving the holder thereof the right to vote on any matters on which stockholders of the Bank can vote. As of the date hereof, 1,667,488 shares of Bank Common Stock are issued and outstanding, all of which shares are owned by Seller free and clear of any liens or encumbrances. All outstanding shares of capital stock of the Bank are duly authorized, validly issued and outstanding, fully paid and, subject to
     (S)662 of the California Financial Code, nonassessable, and are subject to no preemptive rights.

            (c) Authority.  The Bank has the power and authority, and is duly
                ---------
     qualified in all jurisdictions where such qualification is required (except for such qualifications the absence of which, individually or in the aggregate, would not have a Material Adverse Effect on the Bank), to carry on its business as it is now being conducted and to own all of its material properties and assets. The Bank has all Federal, state, local and foreign governmental authorizations necessary for it to own or lease its properties and assets and to carry on its business as it is now being conducted, except for such powers and authorizations the absence of which, either individually or in the aggregate, would not have a Material Adverse Effect on the Bank.

            (d) Subsidiaries.  The Bank has no subsidiaries, other than First
                ------------
     Los Angeles Asset Management Corporation, a wholly-owned subsidiary of Bank that has no material assets or liabilities and that will be dissolved prior to December 31, 1995. Except as set forth in the preceding sentence, the Bank does not own, directly or indirectly, any equity portion or voting interest in any corporation, partnership or other entity.

            (e) Approvals.  The execution by the Bank and each of the Selling
                ---------
     Entities of this Agreement has been authorized by all necessary corporate action, including, but not limited to, a vote by each of their respective boards of directors and, in the case of the Bank and Seller, by votes or written consents of their respective sole shareholders. Subject to receipt of required approvals, consents or waivers of governmental entities referred to in Section 4.4, this Agreement is a valid and binding agreement of each of the Bank and the Selling Entities, enforceable against each in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfers, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles.

            (f) No Violations.  The execution, delivery and performance of this
                -------------
     Agreement by the Selling Entities and the Bank does not, and the consummation of the transactions contemplated hereby will not, constitute
     (i) a breach or violation of, or a default under any applicable law, rule or regulation or any material judgment, decree, order, governmental permit or license, or material indenture, agreement or instrument of the Selling Entities or the Bank, or to which any of them (or any of their respective properties) is subject, which breach, violation or default would have a Material Adverse Effect on the Bank or would materially hinder or delay transactions contemplated hereby, or (ii) a breach or violation of, or a default under, the Articles of Incorporation or Bylaws of any of them; and the consummation of the transactions contemplated hereby will not require any approval, consent or waiver under any such law, any rule, regulation, judgment, decree, order, governmental permit or license or the approval, consent or waiver of any other party to any such agreement, indenture or instrument, other than (1) the required approvals, consents and waivers of governmental authorities referred to in Section 4.4 and (2) any other approvals, consents or waivers the absence of which, individually or in the aggregate, would not result in a Material Adverse Effect on the Bank or would not materially hinder or delay the transactions contemplated hereby.

            (g) Financial Statements.  The Bank's audited financial statements
                --------------------
     as of December 31, 1994 and for the fiscal year then ended (the "Audited
                                                                      -------
     Financials"), accompanied by the audit report of Arthur Andersen LLP, the
     ----------
     Bank's independent certified public accountants, and the Bank's unaudited balance sheet as of June 30, 1995 and the related statement of operations for the six month period then ended (the "June 30 Financials") have been
                                               ------------------
     provided to CNB. The Audited Financials and the June 30 Financials (including any related notes and schedules) fairly present the financial position, the results of operations, retained earnings and cash flows, as the case may be, of the Bank as of the date thereof or for the periods set forth therein, in each case in accordance with GAAP applicable to banks during the periods involved, except as permitted in the case of unaudited statements (which do not include cash flow statements or notes), and subject, in the case of the unaudited statements, to recurring audit adjustments normal in nature and amount. The books and records of the Bank are accurate in all material respects.

            (h) Absence of Certain Changes or Events.  Except as set forth in
                ------------------------------------
     the June 30 Financials, since December 31, 1994, there have not been (i) any changes in the business, assets, financial condition or results of operations of the Bank that, individually or in the aggregate, have had a Material Adverse Effect on the Bank; (ii) any amendment to the Articles of Incorporation or Bylaws of the Bank; (iii) any declaration, setting aside or payment of any dividend or any other distribution in respect of the capital stock of the Bank, other than as contemplated by
     Section 1.1; or (iv) any change by the Bank in accounting principles or methods or tax methods, except as required or permitted by, the Financial Accounting Standards Board or by any governmental entities having jurisdiction over the Bank with respect to financial statements filed by it.

            (i) Taxes.  The Bank has or will have timely filed all material Tax
                -----
     Returns required to have been filed prior to the Closing (taking into account valid extensions). To the knowledge of the Selling Entities and the Bank, all such Tax Returns are correct and complete in all material respects. Seller and the Bank have delivered or made available to CNB true and complete copies of all such Tax Returns for 1991, 1992 and 1993 and, when available, will deliver to CNB true and complete copies of such Tax Returns for 1994. The Disclosure Schedule sets forth those California Tax Returns that have been audited since 1982, those Federal Tax Returns that have been audited since 1987, those Tax Returns that currently are the subject of audit, and those Tax Returns for which the statute of limitations for the assessment of Taxes has not run. All Taxes (including, but not limited to, any interest, penalty or addition thereto) due, or required to be withheld and paid over as of the date hereof as shown on such returns, by Seller or the Bank, have been timely paid. Neither Seller nor the Bank has requested any extension of time within which to file a return or report that has not since been timely filed. Except as set forth in the Disclosure Schedule, no deficiency in any Taxes, assessments or governmental charges have been proposed, asserted or assessed against Seller or the Bank that has not been settled and paid. Except as set forth in the Disclosure Schedule, no waiver of time to assess any Taxes is in effect and no request for such waiver is pending. The Disclosure Schedule identifies the amount and expiration dates for all net operating loss carryforwards and gross timing differences of the Bank as of December 31, 1994. None of Seller, Bank, Seller and Bank as a group, or Seller's Group, have undergone an ownership change within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"). To the knowledge of
                                                     ----
     the Selling Entities, the Bank has no liability for Taxes, including employment taxes, of any person (other the Bank) under Treasury Regulation
     (S)1.1502-6, as a transferee or successor, or otherwise. The Bank has not made, nor is it obligated to make, nor is it a party to any agreement that could reasonably be expected to obligate it to make, any payments that are not deductible pursuant to Code Section 280G. Seller is not a dealer within the meaning of Code Section 475 and the applicable Treasury Regulations.

            (j) Absence of Claims; Litigation.  No litigation, proceeding or
                -----------------------------
     controversy before any court or governmental agency is pending against the Bank which is reasonably likely, individually or in the aggregate, to have a Material Adverse Effect on the Bank or to materially hinder or delay consummation of the transactions contemplated hereby, and, to its knowledge, no such litigation, proceeding, controversy, claim or action has been threatened. The Bank is not in default with respect to any material judgment, order, writ, injunction, decree, or award of any court, arbitrator or governmental agency or instrumentality. The Disclosure Schedule contains a complete listing of litigation pending or, to the knowledge of the Selling Entities or the Bank, threatened, against the Bank, as of June 30, 1995, to which the Bank is a party and which names the Bank as a defendant or cross-defendant and the amount reserved for litigation matters in the aggregate.

     The litigation reserves as reflected in the June 30 Financials are adequate in accordance with GAAP.

            (k) Regulatory Actions.  The Bank has executed a stipulation and
                ------------------
     consent to a Cease and Desist Order ("Order") issued by the FDIC on or
                                           -----
     about October 3, 1994, is a party to a memorandum of understanding ("MOU")
                                                                          ---
     with the FDIC dated as of June 6, 1995 and is subject to an order ("California Order") issued by the State of California Banking Department
     ------------------
     on or about December 21, 1994. Copies of the Order, the MOU and the California Order have been previously provided to CNB. The Bank is not a party to any other cease and desist order, written agreement, memorandum of understanding or any similar regulatory action or order with any Federal or state governmental authorities, nor is the Bank a recipient of any extraordinary supervisory letter from, nor has it adopted any board resolution at the request of any of its regulators, nor has the Bank been advised that any such issuance or request is contemplated. As of the date hereof, to the knowledge of the Bank and the Selling Entities, the Bank is not the subject of a referral to either the United States Department of Justice or the Department of Housing and Urban Development for alleged violations of the Fair Lending Acts. Except as set forth in the Order, the MOU and the California Order described earlier in this subsection, to the knowledge of the Selling Entities and Buyer, each material violation, criticism, or exception by any governmental authority with respect to any examinations of the Bank has been resolved or is in the process of resolution.

            (l) Certain Agreements.  The Bank is not a party to an oral or
                ------------------
     written (i) consultant agreement, not terminable on 90 days' or less notice and involving the payment of more than $50,000 per annum, (ii) agreement with any executive officer or other key employee of the Bank, the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Bank of the nature contemplated by this Agreement, (iii) agreement with or with respect to any executive officer of the Bank providing any term of employment or compensation guarantee extending for a period longer than six months, or (iv) agreement or plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement. CNB has been provided with a complete and accurate listing of the names and current annual salary rates of all persons employed by the Bank, showing for each such person the amounts paid or payable as salary, bonus payments and any indirect compensation for the year ended December 31, 1994, the names of all of the Bank's directors and officers and the names of all persons, if any, holding tax or other powers of attorney for the Bank.

            (m) Labor Matters.  The Bank is not a party to nor is it bound by
                -------------
     any collective bargaining agreement, contract, or other agreement or understanding with a labor organization, nor is the Bank the subject of any proceeding asserting the Bank has committed an unfair labor practice or seeking to compel the Bank to bargain with any labor organization as to wages and conditions of employment, nor is there any strike or labor dispute involving the Bank pending or threatened. The Bank considers its employee relations to be satisfactory.

            (n) Employee Benefit Plans.  A list of all Employee Plans (as
                ----------------------
     hereinafter defined) is set forth in the Disclosure Schedule. The Bank has delivered or made available to CNB true and complete copies of the following documents, as they may have been amended to the date hereof, embodying or relating to Employee Plans: Each of the Employee Plans, including all amendments thereto, any related trust agreements, insurance policies or any funding agreements; the most recent determination letter from the Internal Revenue Service ("IRS") with respect to each of the Employee Plans; the actuarial
               ---
     evaluation, if any, for the most recent plan year prepared for each of the Employee Plans; the current summary plan description of each of the Employee Plans; and the most recent annual return/report on IRS Forms 5500, 5500-C or 5500-R for each of the Employee Plans for which such report was prepared.

                Except as set forth in the Disclosure Schedule:

                (i) the written terms of each of the Employee Plans and, if controlled by Bank or any of the Selling Entities, any related trust agreement, group annuity contract, insurance policy or other agreement, have been administered in substantial compliance with the applicable requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Code;
                                      -----
                (ii) each of the Employee Plans for which the Bank has claimed a deduction under Code Section 404, as if such Employee Plan were qualified under Code Section 401(a), has received a favorable determination letter from the IRS as to the tax qualification of such Employee Plan, and to the knowledge of the Bank such favorable determination has not been modified, revoked or limited by failure to satisfy any condition thereof or by a subsequent amendment to, or failure to amend, such Employee Plan;

                (iii) to the knowledge of the Bank, neither it nor any other "disqualified person" or "party in interest" (as defined in Code
            Section 4975 and Section 3(14) of ERISA, respectively) with respect to an Employee Plan has engaged in any "prohibited transaction" (as defined in Code Section 4975 or Section 406 or 407 of ERISA) that could reasonably be expected to subject the Bank to any material tax, penalty or liability under Code Section 4975 or Title I of ERISA;

                (iv) no Employee Plan is a Multiple Employer Plan within the meaning of Code Section 413 or a Multiemployer Plan within the meaning of Section 3(37) of ERISA;

                (v) the Bank has not incurred and does not have knowledge of any pending material tax, penalty or liability under Code Section 4972 with respect to any Employee Plan;

                (vi) continuation health care coverage requirements and notice requirements under Code Section 4980B and Sections 601 through 608 of ERISA have been satisfied in all material respects with respect to all current or prior employees of the Bank and any "qualified beneficiary" of any such employees (within the meaning of Code
            Section 4980B(g)); and

                (vii)  no Employee Plan provides for retiree medical benefits.

            For purposes hereof, the term "Employee Plan" means any "employee benefit plan" (as defined in (S)3(3) of ERISA) as well as any other material written or formal plan or contract involving direct or indirect compensation under which the Bank has any present or future obligations or liability on behalf of its employees or former employees or their dependents or beneficiaries, including, but not limited to, each retirement, employee stock ownership, cash or deferred, each other deferred or incentive compensation, bonus, stock option, employee stock purchase, "phantom" stock or stock appreciation right plan, each other program providing payment or reimbursement for or of medical, dental or visual care, counselling, or vacation, sick, disability or severance pay and each other "fringe benefit" plan or arrangement.

            (o) Insider Loans; Other Transactions.  The Bank has previously
                ---------------------------------
     provided CNB with a listing, current as of June 30, 1995, of all extensions of credit made to the Selling Entities' or the Bank's executive officers and directors and their related interests (all as defined under Federal Reserve Board Regulation "O"), all of which have been made in compliance with Regulation O, which listing is true, correct and complete in all material respects. The Bank does not owe any amount to, or have any contract or lease with or commitment to, any of the present executive officers or directors of the Selling Entities or the Bank (other than for compensation for current services not yet due and payable, and reimbursement of expenses arising in the ordinary course of business).

            (p) Title to Assets.  The Bank has good and marketable title to all
                ---------------
     of its material properties and assets (other than (i) property as to which it is lessee and (ii) real estate owned as a result of foreclosure, transfer in lieu of foreclosure or other transfer in satisfaction of a debtor's obligation previously contracted), including, without limitation, all personal and intangible properties reflected in the Audited Financials or the June 30 Financials, or acquired subsequently thereto, subject to no liens, mortgages, security interests, encumbrances or charges of any kind except (1) as noted in the Audited Financials or the June 30 Financials or as set forth in the Disclosure Schedule, (2) statutory liens not yet delinquent which are being contested in good faith by appropriate proceedings, and liens for Taxes not yet due,
     (3) defects and irregularities in title and encumbrances which do not materially impair the use thereof for the purpose for which they are intended, (4) pledges of assets in the ordinary course of business to secure public deposits, (5) for those assets and properties disposed of for fair value in the ordinary course of business since the date of the Audited Financials or the June 30 Financials, and (6) any other liens, mortgages, security interests, encumbrances or charges of any kind, which individually do not exceed $50,000 in amount. Without limiting the above, the Bank owns or possesses valid and binding licenses and other rights to itself use without payment all material patents, copyrights, trade secrets, trade names, service marks, logos and trademarks used in its business, and the Bank has not received any notice of conflicts with respect thereto that asserts the rights of others.

            (q) Knowledge as to Conditions.  As of the date hereof, the Selling
                --------------------------
     Entities and the Bank know of no reason why the approvals, consents and waivers of governmental authorities referred to in Section 5.1(b) should not be obtained without the imposition of any condition of the type referred to in the provisos thereto.

            (r) Compliance with Laws.  The Bank is not in material violation in
                --------------------
     respect of any material Federal, state or local laws, rules, regulations or orders applicable to it or by which its properties may be bound. Without limiting the scope of the previous sentence, Bank is not in material violation of Regulations B, D, E, Z or DD adopted by the Board of Governors of the Federal Reserve System (the "FRB"); and the Equal Credit Act (15
                                         ---
     U.S.C. (S)1691, et seq.), the Fair Housing Act (420 U.S.C. (S)3601, et
                     -------                                             --
     seq.), the Bank Secrecy Act (31 U.S.C. (S)5322, et seq.), the Home Mortgage
     ----                                            -------
     Disclosure Act (12 U.S.C. 2801, et seq.) (collectively, the Fair
                                     -------

     Lending Acts), and those provisions of the United States Code providing penalties for the laundering of monetary instruments (18 U.S.C. (S)1956) or engaging in monetary transactions in property derived from specified unlawful activity (18 U.S.C. (S)1957) shall be deemed to be material laws.

            (s) Fees.  Other than financial advisory services performed for
                ----
     Seller by Salomon Brothers Inc, neither the Selling Entities nor the Bank, nor any of their respective officers, directors, employees or agents, has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees in connection with this Agreement or the transactions contemplated hereby. The fees of Salomon Brothers Inc referred to in the preceding sentence shall be for the account of Seller.

            (t)  Environmental.
                 -------------

                (i) To the knowledge of the Selling Entities and the Bank, all of the properties and operations of the Bank are in compliance in all material respects with all material Environmental Laws (as defined below) applicable to such properties and operations. The Bank's environmental practices with respect to real estate secured loans have been substantially in compliance with industry standards since July 1994.

                (ii) To the knowledge of the Selling Entities and the Bank, the
            Bank has obtained all material permits, licenses, and authorizations which are required for the Bank's operations under Environmental Laws.

                (iii) To the knowledge of the Selling Entities and the Bank, no Hazardous Substances (as defined below) exist on, about, or within or have been used, generated, stored, transported, disposed of on, or released from, any of the Bank's properties except in accordance in all material respects with Environmental Laws. Neither the Selling Entities nor the Bank has any actual knowledge as of the date of this Agreement that any prior owners, occupants or operators of any such property or any other property in which Bank has a security interest, ever deposited, disposed of, or allowed to be deposited or disposed of, in, on, or under or handled or processed on, or released, emitted or discharged from, such properties any Hazardous Materials except in accordance in all material respects with Environmental Laws, or that any prior or present owners, occupants or operators of any properties in which the Bank holds a security interest, mortgage or other lien or interest, deposited or disposed of, in, on or under or handled and/or processed on, or released, emitted or discharged from, such properties any Hazardous Material except in accordance in all material respects with Environmental Laws. The use which the Bank has made, makes and intends to make of its properties will not result in the use, generation, storage, transportation, accumulation, disposal or release of any Hazardous Substance on, in, or from any of such properties except in accordance in all material respects with applicable Environmental Laws.

                (iv) There is no action, suit, proceeding, investigation, or inquiry before any court, administrative agency or other governmental authority pending, or, to the knowledge of the Selling Entities and the Bank, threatened against the Bank relating in any way to any material violation of any Environmental Law. To the knowledge of the Selling Entities and the Bank, the Bank has no material liability for remedial action with respect to a violation of an Environmental Law. The Selling Entities and the Bank have not received any written requests for information relating to any material violations of any Environmental Law from any governmental authority with respect to the condition, use, or operation of any of the Bank's properties nor has any of them received any notice from any governmental authority or any written notice from any other person with respect to any material violation of or material liability for any remedial action under any Environmental Law.

                (v) As used in this Section, the term "Environmental Law" means
                                                       -----------------
            any and all Federal, state and local laws, regulations, and requirements pertaining to health, safety and the environment, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, 42 U.S.C. (S)9601, et seq. ("CERCLA"), the Resource Conservation and Recovery Act of
                      ------
            1975, 42 U.S.C. (S)6901, et seq. ("RCRA"), the Occupational Safety
                                               ----
            and Health Act, 29 U.S.C. (S)651, et seq. (as it relates to the use of, or exposure to, Hazardous Substances), the Clean Air Act, 42 U.S.C. (S)7401, et seq., the Clean Water Act, 33 U.S.C. (S)1251, et seq., the Toxic Substance Control Act, 15 U.S.C. (S)2601, et seq., the Carpenter-Presley-Tanner Hazardous Substance Account Act, as amended, Chapter 6.8 of the California Health and Safety Code,
            (S)25300, et seq., and the Hazardous Waste Control Law, Chapter 6.5 of the California Health and Safety Code, (S)25100, et seq. (the
                                                                -------
            latter two statutes being referred to herein as the State Acts), and any and all regulations promulgated thereunder, and all similar laws, regulations, and requirements of any governmental authority, agency having jurisdiction over the environmental activities of the Bank or of its properties, as such laws, regulations, and requirements may be in effect on the date hereof.

                (vi) As used in this section, the term "properties" shall
                                                        ----------
            include: all real estate property owned or leased by the Bank; and any other property as to which the Bank could be deemed an "owner" or "operator" under any applicable Environmental Law.

                (vii)  As used in this section, the term "Hazardous Substance"
                                                          -------------------
            shall mean any "hazardous waste" as defined by CERCLA and the State Acts, as such acts are in effect on the date hereof, and any and all regulations promulgated thereunder; (1) any "hazardous substance" as such term is defined by CERCLA; (2) any "regulated substance" as defined by the State Acts; (3) asbestos requiring abatement, removal or encapsulation pursuant to the requirements of governmental authorities; (4) polychlorinated biphenyls; (5) petroleum products;
            (6) "hazardous chemicals" or "extremely hazardous substances" in quantities sufficient to require reporting, registration, notification and/or optional treatment or handling under the Emergency Planning and Community Right to Know Act of 1986; (7) any "hazardous chemical" in levels that would result in exposure greater than is allowed by permissible exposure limits established pursuant to the Occupational Safety and Health Act of 1970; (8) any substance that requires reporting, registration, notification, removal, abatement and/or special treatment, storage, handling or disposal, under (S)(S)6, 7 and 8 of the Toxic Substance Control Act (15 U.S.C.
            (S)2601); (9) any toxic or hazardous chemical described in 29 C.F.R. 1910.1000-1047 in levels that would result in exposure greater than those allowed by the permissible exposure limits pursuant to such regulations; and (10) any (A) "hazardous waste", (B) "solid waste" capable of causing a "release or threatened release" that present an "imminent and substantial endangerment" to the public health and safety of the environment, (C) "solid waste" that is capable of causing a "hazardous substance incident" (D) "solid waste" with respect to which special requirements are imposed by applicable governmental authorities upon the generation, transportation thereof as such terms are defined and used within the meaning of the States Acts or (E) any "pollutant" or "toxic pollutant" as such term is defined in the Federal Clean Water Act, 33 U.S.C. (S)(S)1251-1376, as amended, by Public Law 100-4, February 4,1987, and the regulations promulgated thereunder, including 40 C.F.R. (S)(S)122.1 and 122.26.

            (u) Allowance for Possible Loan Losses.  The Bank's ALLL is and will
                ----------------------------------
     be as of the Closing Date adequate in accordance with GAAP and RAP.

            (v) Performance of Obligations.  The Bank has performed in all
                --------------------------
     material respects all of the obligations required to be performed by it to date hereunder, and is not in default under, or in breach of, any term or provision of any material contract, lease, indenture or any other material agreement to which the Bank is a party, is subject or is otherwise bound and no event has occurred that, with the giving of notice or the passage of time, or both, would constitute such default or breach, in each case which would be material to its operations. The Disclosure Schedule contains a list of all contracts to which the Bank is a party, except for contracts terminable without penalty on not more than 90 days' notice or involving the payment of not more than $50,000 per annum, deposit agreements and loan agreements.

            (w) Insurance.  The Bank has in effect policies of insurance with
                ---------
     respect to its assets and business against such casualties and contingencies and in such types and forms as in the judgment of the Bank's management are appropriate for its business, operations, properties and assets. Other than policies of title insurance, the Bank shall make available to CNB within ten (10) days of the date of this Agreement, copies of all policies of insurance and bonds carried and owned by the Bank as of the date hereof, which copies are complete and accurate in all material respects, and which are listed in the Disclosure Schedule. The Bank is not in default under any such policy of insurance or bond such that it is reasonably likely to be cancelled. No notice of cancellation or material amendments has been received with respect to existing material policies and no coverage thereunder with respect to any material claims is being disputed.

            (x) Listing of Loans.  Copies, in writing and on discs, have been
                ----------------
     made available to CNB of the Bank's detailed listing of all loans and notes receivable as of June 30, 1995, including participations, with the outstanding principal balance of each such loan and note receivable, and the past due status of any loan or note receivable, and such copies reflect correctly the detail of trial balance totals of the Bank in all material respects as of the date of such reports.

            (y) Derivative Transactions.  The Bank is not a party to a
                -----------------------
     transaction in or involving forwards, futures, options on futures, swaps or other derivative instruments in an amount individually or in the aggregate greater than $500,000 notional amount. No contract or agreement relating thereto, were it to be a loan held by the Bank, would be a classified asset.

            (z) Trust Administration.  The Bank does not presently exercise
                --------------------
     trust powers, including, but not limited to, trust administration, and has not exercised such trust powers for a period of at least 5 years prior to the date hereof. The term "trusts" as used in this subsection 3.1(z) includes (i) any and all common law or other trusts between an individual, corporation or other entities and the Bank, as trustee or co-trustee, including, without limitation, pension or other qualified or nonqualified employee benefit plans, compensation, testamentary, inter vivos, and charitable trust indentures; (ii) any and all decedents' estates where the Bank is serving or has served as a co-executor or sole executor, personal representative or administrator, administrator de bonis non, administrator de bonis non with will annexed, or in any similar fiduciary capacity; (iii) any and all guardianships, conservatorships or similar positions where the Bank is serving or has served as a co-grantor or a sole grantor or a conservator or a co-conservator of the estate, or any similar fiduciary capacity, and (iv) any and all agency and/or custodial accounts and/or similar arrangements, including plan administrator for employee benefit accounts, under which the Bank is serving or has served as an agent or custodian for the owner or other party establishing the account with or without investment authority.

     3.2    Representations and Warranties of CNB.  CNB represents and warrants
            -------------------------------------
to the Selling Entities that:

            (a) Recitals True.  The information set forth in the recitals of
                -------------
     this Agreement with respect to CNB are true and correct.

            (b) Authority.  CNB has the power and authority, and is duly
                ---------
     qualified in all jurisdictions where such qualification is required (except for such qualifications the absence of which, individually or in the aggregate, would not have a Material

     Adverse Effect on CNB), to carry on its business as it is now being conducted and to own all of its material properties and assets. CNB has all Federal, state, local and foreign governmental authorizations necessary for it to own or lease its properties and assets and to carry on its business as it is now being conducted, except for such powers and authorizations the absence of which, either individually or in the aggregate, would not have a Material Adverse Effect on CNB.

            (c) Approvals.  The execution by CNB of this Agreement has been
                ---------
     authorized by all necessary corporate actions of CNB, including, but not limited to, a vote by its board of directors. No vote, consent or approval of the shareholder of CNB or the shareholders of CNC is required to authorize this Agreement or the consummation of the transactions contemplated hereby. Subject to receipt of the required approvals, consents or waivers of governmental authorities referred to in Section 4.4, this Agreement is a valid and binding agreement of CNB enforceable against CNB in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditor's rights and to general equity principles.

            (d) No Violations.  The execution, delivery and performance of this
                -------------
     Agreement by CNB does not, and consummation of the transactions contemplated hereby will not, constitute (i) a breach or violation of, or a default under, any applicable law, rule or regulation or any material judgment, decree, order, governmental permit or license, or material indenture, agreement or instrument of CNC or CNB, or to which CNC or CNB (or its property) is subject, which breach, violation or default would have a Material Adverse Effect on CNB or would materially hinder or delay the transactions contemplated hereby or (ii) a breach or violation of or a default under, the Articles of Association or Bylaws of CNB; and the consummation of the transactions contemplated hereby will not require any approval, consent or waiver under any such law, rule, regulation, judgment, decree, order, governmental permit or license or the approval, consent or waiver of any other party to any such agreement, indenture or instrument, other than (1) the required approvals, consents and waivers of governmental authorities referred to in Section 4.4, and (2) any other approvals, consents or waivers, the absence of which, individually or in the aggregate, would not result in a Material Adverse Effect on CNB or would not materially hinder or delay the transactions contemplated hereby.

            (e) Financial Statements.  CNC's audited financial statements as of
                --------------------
     December 31, 1994 and for the fiscal year then ended (the "CNC Audited
                                                                -----------
     Financials"), accompanied by the audit report of KPMG Peat Marwick LLP,
     ----------
     CNC's independent certified public accountants, and CNC's unaudited balance sheet as of June 30, 1995 and the related statement of income for the six month period then ended (the "CNC June 30 Financials") have been provided
                                   ----------------------
     to the Bank and the Selling Entities. The CNC Audited Financials and the CNC June 30 Financials (including any related notes and schedules) fairly present the financial position, the results of operations, retained earnings and cash flows, as the case may be, of CNC as of the date thereof or for the periods set forth therein, in each case in accordance with GAAP applicable to banks during the periods involved, except as permitted in the case of unaudited statements (which do not include cash flow statements or notes), and subject, in the case of the unaudited statements, to recurring audit adjustments normal in nature and amount. The books and records of CNC are accurate in all material respects.

            (f) Absence of Certain Changes or Events.  Except as set forth in
                ------------------------------------
     the CNC June 30 Financials, since December 31, 1994, there have not been any changes in the business, assets, financial condition or results of operations of CNB that, individually or in the aggregate, have had a Material Adverse Effect on CNB.

            (g) Absence of Claims.  No litigation, proceeding or controversy
                -----------------
     before any court or governmental agency is pending against CNB which is reasonably likely, individually or in the aggregate, to have a Material Adverse Effect on CNB or to materially hinder or delay consummation of the transactions contemplated hereby, and, to its knowledge, no such litigation, proceeding, controversy, claim or action has been threatened. CNB is not in default with respect to any material judgment, order, writ, injunction, decree, or award of any court, arbitrator or governmental agency or instrumentality. The litigation reserves on CNB's books are adequate in accordance with GAAP.

            (h) Regulatory Actions.  CNB is not a party to any cease and desist
                ------------------
     order, written agreement, memorandum of understanding or any similar regulatory action or order with any Federal or state governmental authorities, nor is CNB a recipient of any extraordinary supervisory letter from, nor has it adopted any board resolution at the request of any of its regulators, nor has CNB been advised that any such issuance or request is contemplated. As of the date hereof, CNB is not the subject of a referral to either the United States Department of Justice or the Department of Housing and Urban Development for alleged violations of the Fair Lending Acts. To the knowledge of CNB, each material violation, criticism, or exception by any governmental authority with respect to any examinations of CNB has been resolved or is in the process of resolution.

            (i) Knowledge as to Conditions.  CNB knows of no reason why the
                --------------------------
     approvals, consents and waivers of governmental authorities referred to in
     Section 5.1(b) should not be obtained without the imposition of any condition of the type referred to in the provisos thereto.

            (j) Compliance with Laws.  CNB is not in material violation in any
                --------------------
     respect of any material Federal, state or local laws, rules, regulations or orders applicable to it or by which its properties may be bound. Without limiting the scope of the previous sentence, CNB is not in material violation of Regulations B, D, E, Z or DD adopted by the FRB; and the Equal Credit Act (15 U.S.C. (S)1691, et seq.), the Fair Housing Act (420 U.S.C.
                                    -------
     (S)3601, et seq.), the Bank Secrecy Act (31 U.S.C. (S)5322, et seq.), the
              -------                                            -------
     Home Mortgage Disclosure Act (12 U.S.C. 2801, et seq.) (collectively, the
                                                   -------
     Fair Lending Acts), and those provisions of the United States Code providing penalties for the laundering of monetary instruments (18 U.S.C.
     (S)1956) or engaging in monetary transactions in property derived from specified unlawful activity (18 U.S.C. (S)1957) shall be deemed to be material laws.

            (k) Fees.  Other than financial advisory services performed for CNB
                ----
     by CS First Boston Corporation, neither CNB, nor any of its officers, directors, employees or agents, has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees in connection with this Agreement or the transactions contemplated hereby. The fees of CS First Boston Corporation referred to in the preceding sentence shall be for the account of CNB.

                                   ARTICLE IV

                                   Covenants
                                   ---------

     4.1    Acquisition Proposals.  The Selling Entities and the Bank agree that
            ---------------------
neither they nor any of their respective officers and directors shall, and each of them shall direct and use their best efforts to cause their employees, agents and representatives (including, without limitation, any investment banker, attorney or accountant retained by them) not to, initiate or solicit any inquiries or the making of any proposal or offer with respect to, a merger, consolidation or similar transaction involving, or any purchase of all or substantially all of the assets or any equity securities of, the Bank (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal") or
                                                       --------------------
engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an acquisition proposal. The Selling Entities and the Bank will promptly cease and cause to be terminated any existing discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. The Selling Entities and the Bank shall promptly notify CNB of any offer or inquiry that any of them receives from any third party.

     4.2    Employee Benefits.
            -----------------

            (a) All employees of the Bank continuing in the employ of CNB shall be entitled to participate in stock plans, bonus plans and all other benefit plans of CNB or CNC on the same basis as other similarly situated employees of CNB. Each of these employees will be credited for eligibility, participation, vesting and accrual purposes (provided that no more than 1,080 hours of sick leave may be carried over into CNB's sick leave program), with such employees respective years of past service with the Bank (or other prior service so credited by the Bank) as though they had been employees of CNB.

            (b) The Bank has furnished to CNB its severance policies applicable to its employees (other than as set forth in the Disclosure Schedule) and a schedule indicating the amount that would be due as a severance payment to each such employee if he or she is not offered continued employment in an equivalent or substantially similar position by CNB following the Closing Date. To the extent CNB fails to offer an employee identified on such schedule continued employment in an equivalent or substantially similar position following the Closing Date, CNB shall be responsible for paying the severance payments due such employee as set forth on such schedule.

            (c) CNB agrees to honor in accordance with their terms any existing individual employment, severance, deferred compensation and similar agreements between the Bank and any current or former officer, director, employee or consultant of the Bank, provided such agreement is listed on the Disclosure Schedule and a complete copy of such agreement has been provided to CNB prior to the date hereof. Notwithstanding any other provision of this Agreement, no employee shall receive duplicative benefits by reason of these Sections 4.2(b) and 4.2(c) hereof.

     4.3    Access and Information.
            ----------------------

            (a) Upon reasonable notice, the Bank shall afford to CNB and its representatives (including, without limitation, directors, officers, and employees, and their affiliates, and counsel, accountants and other professionals retained) such reasonable access during normal business hours throughout the period prior to the Closing to the books, records (including, without limitation, Tax Returns and work papers of independent auditors), properties, policies, files, personnel and to such other information as such persons may reasonably request, permit such persons to inspect and make copies of all stock records, minute books, books of account, contracts, commitments and other records, furnish to CNB such counterpart originals or certified or other copies of such documents or such information with respect to its businesses and affairs as CNB may reasonably request and that the Bank may provide without violation or applicable law or regulation or jeopardy to any attorney-client or similar privilege to which the Bank may be entitled as against third parties other than CNC or CNB. Without limiting the foregoing, the Bank shall promptly provide CNB (i) monthly unaudited balance sheets and operating statements, loan delinquency reports, investment reports and such other reports and materials as are normally prepared and provided to the Board of Directors or senior management of the Bank and (ii) each month and on the date that is five days prior to the Closing Date, a list of loans for which a Notice of Default has been filed or for which discussions have commenced that have a reasonable possibility of leading to a deed in lieu of foreclosure by the obligor thereunder. The Bank shall provide CNB with as much information concerning any exit interview or similar meetings held in connection with any regulatory examinations of the Bank and with respect to the examination findings and results as the Bank can provide without violation of law.

            (b) In addition to the access discussed in subsection (a) above, the Selling Entities and the Bank agree that CNB will have the opportunity to conduct a complete due diligence review of the Bank's operations and assets during the period between execution of this Agreement and the Closing, with such access as is necessary and useful for such review to the Bank's facilities, records, employees and representatives. Among other purposes, this review will enable CNB to determine the appropriate adjustments, if any, called for by Section 1.1 hereof.

            (c) CNB shall have the opportunity to complete a full credit review, and to indicate to the Bank what changes CNB believes are appropriate with respect to classification of loans, charge-offs of loans, and additions to the ALLL ("Credit Matters") (each in accordance with the Bank's credit
                --------------
     standards, policies and procedures as in effect on June 30, 1995, as modified, if necessary, to become or remain in accordance with GAAP or RAP or in conformity with the recommendations of the Bank's regulators). CNB shall provide to the Bank in writing no later than twenty (20) days prior to the Closing Date a list of loans for which there is a dispute with respect to Credit Matters. CNB may not dispute any Credit Matter pursuant to this Section 4.3(c) that has not been submitted to the Bank in accordance with the preceding sentence, other than disputes arising from events occurring after the date of review by CNB but not later than the Closing Date. CNB and the Bank will utilize best efforts to reach a good faith agreement as to the changes to be made to the Bank's books with respect to any disputed Credit Matters. Should CNB and the Bank be unable to reach agreement despite such efforts, then the Credit Matters subject to dispute will be submitted to binding arbitration in accordance with Section 1.1(d) hereof, whether prior to or following the Closing Date.

            (d) Neither party shall, and each shall cause its representatives not to, use any information obtained pursuant to this Section 4.3 for any purpose unrelated to the consummation of the transactions contemplated by this Agreement. Subject to the requirements of law, each party shall keep confidential, and shall cause its representatives to keep confidential, all information, documents and trade secrets obtained pursuant to this Section 4.3 unless such information (i) becomes or has become available to such party from other sources not known by such party to be bound by a confidentiality obligation, (ii) is disclosed with the prior written approval of the party to which such information pertains or (iii) is or becomes readily ascertainable from published information or trade sources. In the event that this Agreement is terminated or the transactions contemplated by this Agreement shall otherwise fail to be consummated, each party shall promptly cause all copies of documents or extracts thereof containing information and data as to another party hereto to be returned to the party that furnished the same. Without limiting the foregoing, CNB shall not use any of the information obtained pursuant to this Section 4.3 (including, without limitation, customer lists) to contact any of the Bank's existing customers unless the Closing has occurred.

     4.4    Certain Filings, Consents and Arrangements.  CNB, the Selling
            ------------------------------------------
Entities and the Bank shall (a) promptly make any filings and applications required to be filed in order to obtain all approvals, consents and waivers of the OCC, the FRB, the Bank of Italy, the Superintendent and any other governmental authorities necessary or appropriate for the consummation of the transactions contemplated hereby, (b) cooperate with one another (i) in promptly determining what filings are required to be made or approvals, consents or waivers are required to be obtained under any relevant Federal, state or foreign law or regulation, (ii) in providing the other a reasonable opportunity to review and comment upon the publicly available portions of such filings, and
(iii) in promptly making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such approvals, consents or waivers and (c) deliver to the other copies of publicly available portions of all such filings and applications promptly after they are filed.

     4.5    Additional Agreements.  Subject to the terms and conditions herein
            ---------------------
provided, each of the parties hereto agrees to use all reasonable best efforts to take promptly, or cause to be taken promptly, all actions and to do promptly or cause to be done promptly, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable, including using reasonable best efforts to obtain all necessary actions or nonactions, extensions, waivers, consents and approvals from all applicable governmental entities, affecting all necessary registrations, applications and filings and obtaining any required contractual consents (including consent to assignment of leases where required) and regulatory approvals.

     4.6    Publicity.  The initial press release announcing this Agreement
            ---------
shall be a joint press release and thereafter CNB, the Selling Entities and the Bank shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and in making any filings with any governmental entity or with any national securities exchange with respect thereto. If any party hereto, on the advice of counsel, determines that a disclosure is required by law, it may make such disclosure without the consent of the other parties, but only after affording the other parties a reasonable opportunity to review and comment upon the disclosure.

     4.7    Notification of Certain Matters.  The Bank shall give CNB, and CNB
            -------------------------------
shall give the Bank, prompt notice of: (a) any material change in its business, operations, or prospects, (b) any complaints, investigations or hearings (or communications indicating that same may be contemplated) of any governmental agency or regulatory authority, (c) the institution or the threat of material litigation, or (d) any event or condition that constitutes a breach of this Agreement, or that might be reasonably expected to cause its representations or warranties set forth herein not to be true and correct in all material respects as of the Closing Date.

     4.8    Pre-Closing Adjustments.  At or before the Closing, Seller shall
            -----------------------
cause the Bank to make and the Bank shall make, such accounting entries or adjustments, including charge-offs of loans, as CNB shall direct in order to implement its plans for the Bank following the Closing or to reflect expenses and costs related to the Bank Merger; provided, however, that (a) Seller and the
                                      --------  -------
Bank shall not be required to take such actions more than two days prior to the Closing Date, and (b) based upon consultation with counsel and accountants for Seller and the Bank, no such adjustment shall (i) require any filing with any governmental agency, (ii) violate any law, rule or regulation applicable to Seller or the Bank, or (iii) otherwise materially disadvantage Seller or the Bank if the Acquisition were not consummated, unless, in the case of (iii), CNB agrees in writing that all of its conditions to Closing set forth in Article V have been satisfied or waived; and further provided that in any event, no
                                   ------- --------
accrual or reserve made by the Bank pursuant to this Section 4.8, or any litigation or regulatory proceeding arising out of any such accrual or reserve, shall constitute or be deemed to be a breach, violation of or failure to satisfy any representation, warranty, covenant, condition or other provision of this Agreement or otherwise be considered in determining whether any such breach, violation or failure to satisfy shall have occurred. The recording of such adjustments shall not be deemed to imply any misstatement of previously furnished financial statements or information, shall not be construed as concurrence of Seller's or the Bank's management with any such adjustments, and shall not affect the Purchase Price.

     4.9    Director Resignations.  Seller and the Bank shall use reasonable
            ---------------------
efforts to cause to be delivered to CNB at the Closing, the resignations of the members of the Board of Directors of the Bank.

     4.10   Human Resources Issues.  Seller and the Bank agree to cooperate with
            ----------------------
CNB with respect to any formal meetings or interviews with one or more employees called or arranged by the Bank and held for the purpose of discussing the transactions contemplated by this Agreement or their effect on such employees, with CNB given the opportunity to participate in such meetings or interviews. This section is not intended to apply to casual conversations about the transaction or informal meetings initiated by employees, or to prohibit discussion in general, but rather to allow CNB a role in the formal presentation of the transaction to employees, and an opportunity to participate in the significant, formal meetings at which the transaction is explained and discussed.

     4.11   Assistance with Third-Party Agreements.
            --------------------------------------

            (a) Prior to the Closing, Seller and the Bank shall cooperate with and use all reasonable efforts to assist CNB in (a) gaining access to all of the Bank's third-party vendors and the landlords of all of the Bank's leased properties, promptly after the date of this Agreement, (b) obtaining the cooperation of such third parties in a smooth transition in accordance with CNB's timetable at or after the Closing, provided that nothing herein shall require CNB, Bank or any of the Selling Entities to pay fees or other consideration, to any such third party in order to obtain such cooperation.

            (b) Without limiting Section 4.11(a), Seller and the Bank shall use all reasonable efforts to provide data processing and other processing support, including support from outside contractors, to assist CNB in performing all tasks reasonably required to result in a successful conversion of the Bank's data and other files and records to CNB's production environment, when requested by CNB and sufficient to ensure that a successful conversion can occur at such time as CNB requests at or after the Closing Date. Among other things, Seller and the Bank shall:

                (i) cooperate with CNB to establish a mutually agreeable project plan to effectuate the conversion;

                (ii) use their reasonable efforts to have the Bank's outside contractors continue to support both the conversion effort and the Bank's needs until the conversion can be established;

                (iii) provide, or use its reasonable efforts to obtain from any outside contractors, all data or other files and layouts requested by CNB for use in planning the conversion, as soon as possible;

                (iv) provide reasonable access to personnel at corporate
            headquarters, data and other processing centers, all branches and, with the consent of outside contractors, at outside contractors, to enable the conversion effort to be completed on schedule; and

                (v) to the extent reasonably practicable and not adverse to the interests of the Seller or the Bank, give notice of termination of the contracts of outside data processing and other contractors or other third-party vendors when directed to do so by CNB, provided that such notice can be and is conditioned upon the completion of the transactions contemplated hereby. Seller and the Bank shall be required to take any action required by this Section 4.11(b)(v) if
            (A) CNB provides an undertaking to the Seller and the Bank in form and substance reasonable satisfactory to Seller and the Bank to the effect that CNB shall, in the event that the Acquisition is not consummated, indemnify the Seller and the Bank against all losses, claims, damages and liabilities resulting from such action, and (B) CNB provides arrangements through a third-party provider reasonably acceptable to the Seller and the Bank, which will provide service levels and cost levels reasonably comparable to those service levels and cost levels that would otherwise be available to the Bank.

            (c) CNB shall promptly reimburse the Bank for all fees and expenses of third parties incurred by the Bank in connection with the taking of any action pursuant to this Section 4.11. CNB agrees that all actions taken pursuant to this Section 4.11 shall be taken in a manner intended to minimize disruption to the customary business activities of the Bank.

     4.12   Notices and Communications.  The Bank shall, if requested to do so
            --------------------------
by CNB following receipt of all approvals of governmental authorities to the transactions contemplated by this Agreement, but prior to the expiration of any statutory waiting periods, if it receives a statement by CNB in writing that to its knowledge there are no conditions to Closing set forth in Article V that have not been, or cannot be, satisfied prior to Closing, (a) cooperate with CNB by sending necessary or appropriate customer notifications and communications as drafted by CNB to advise such customers of the impending transaction and of CNB's plans for the Bank following the Closing, and (b) take or cause to be taken at the direction of and as agent for CNB, all actions necessary to comply with the provisions of the Worker Adjustment And Retraining Notification Act, as amended (12 U.S.C (S)2101, et seq.), with respect to all employees of the Bank covered by such act who are to be terminated by CNB within sixty days following the effective time, including the issuance of notices to such employees.

     4.13   Insurance Policies Assignment.
            -----------------------------

            (a) Seller and the Bank agree to make commercially reasonable efforts to obtain consent to partial or complete assignments of any insurance policies of the Bank if requested to do so by CNB to the extent necessary to maintain the benefits to CNB of such policies as they apply to the Bank and its affairs. Seller and the Bank shall also inform CNB no later than the Closing Date of any material unfiled insurance claims of which they have knowledge and for which they believe coverage exists.

            (b) CNB and the Bank agree that, immediately following the execution of this Agreement (subject to regulatory requirements, if any), but in any case prior to the Closing, the Bank will assign to Seller (or any designee of Seller) any and all rights that it may have relating to any and all loans and other credit extended to the parties identified in the Disclosure Schedule and Seller shall purchase for cash from the Bank any such loan or loans that remain outstanding prior to the Closing at gross book value (including accrued but unpaid interest) minus the amount of reserves associated with such loan or loans; such assigned rights shall include, but are not limited to, all rights of the Bank as the lender on, and holder/owner of, the aforementioned loans, as an unpaid creditor and as an insured under all applicable insurance policies, including but not limited to The Financial Institution Bond, the Comprehensive General Liability Policy and any and all title insurance policies; the Selling Entities shall indemnify CNB against any net liability for Taxes, reduction in tax basis of assets or any other tax attribute of the Bank (provided, that in the event of a reduction in the tax basis of the assets or any other tax attribute of the Bank, CNB shall only be permitted indemnification for such amounts in the period during which such reduced basis or attributes of the Bank would have provided tax benefit to CNB) resulting from such transfer and assignment or recognition of taxable income prior to or subsequent to such transfer and assignment. To the extent that tax benefits transferred from the Seller's Group to the Bank under Section 4.19 exceed $1.9 million, the excess will be applied to reduce the amount of indemnification under this section.

            (c) The Bank, the Selling Entities and CNB shall cooperate to determine the most appropriate methodology to provide "tail" insurance coverage to CNB for a period of three years following the Closing with respect to all insurable claims made against the Bank for events occurring prior to the Closing; provided, however, that the Selling Entities shall
                           -----------------
     not be required to obtain such coverage if it otherwise exists, without additional expense, under the Bank's, CNB's or CNC's existing insurance policies; and provided, further, that if the required coverage can be
                   -----------------
     obtained at less expense under CNB's or CNC's existing insurance policies than by the Selling Entities purchasing "tail" coverage, the Selling Entities shall have the option of reimbursing CNB or CNC for such additional expense rather than purchasing separate coverage.

     4.14   Designated Portfolio.  Immediately prior to the Closing, Seller, or
            --------------------
another entity designated by Seller, shall purchase for cash from the Bank, at gross book value (plus accrued but unpaid interest), less applicable reserves ("net book value"), a portfolio of loans identified on Schedule A hereto (the
  --------------
"Schedule A Loans"), or other loans of the Bank from Schedule B hereto (the
 ----------------
"Schedule B Loans") as provided for herein, but shall in no event
 ----------------
include the loans specified in Section 4.15. The following procedures shall apply to this required purchase:

            (a) If the gross book value of the Schedule A Loans on the Closing Date is greater than $40,000,000, the Seller or its designee shall purchase the Schedule A loans at their net book value; or

            (b) If the gross book value of the Schedule A Loans on the Closing Date is less than $40,000,000, Seller or its designee shall purchase the Schedule A Loans at their net book value (plus accrued but unpaid interest), and shall also purchase from the Bank at their net book value (plus accrued but unpaid interest) Schedule B Loans in an amount such that the aggregate gross book value of the Schedule A Loans and Schedule B Loans purchased equals approximately, but does not exceed, $40,000,000; provided,
                                                                       --------
     however, that the total number of lending relationships (as opposed to
     -------
     loans) represented by the Schedule A Loans and the Schedule B Loans purchased shall not exceed fifteen relationships.

            (c) If any Schedule A Loan is sold prior to the Closing, as part of the bulk sale currently contemplated by Bank and described in the Disclosure Schedule or in an individual sale of the loans described in the Disclosure Schedule, CNB may require Bank to replace such Schedule A Loan or Loans with one or more Schedule B Loans of an approximately equal gross book value selected by CNB.

     4.15   Repurchase of Certain Loans.  The Bank, CNB and the Selling Entities
            ---------------------------
agree that, immediately prior to the Closing, either San Paolo, its principal subsidiary bank, or another entity reasonably acceptable to CNB, will repurchase a participation interest in the Bank's loans to the parties described in the Disclosure Schedule at gross book value (plus accrued but unpaid interest), such that the Bank shall have a pro rata, pari passu $20,000,000
                           --------  ---- -----
principal amount interest in such loans and San Paolo or its designee shall have a pro rata, pari passu interest in all amounts of such loans above $20,000,000
  --------  ---- -----
principal amount.

     4.16   Option to Purchase Additional Loans.  Seller shall have the option
            -----------------------------------
to purchase for cash from the Bank, prior to the final calculation of the Purchase Price Reconciliation, up to $40,000,000 in gross book value of the loans identified on Schedule C hereto, at gross book value, plus unamortized premium on SBA loans, plus accrued but unpaid interest, minus the amount of reserves associated with such loans as determined by Bank immediately prior to the Closing (without regard to the adjustments made pursuant to Section 4.8 hereof or in response to a dispute arbitrated pursuant to Section 1.1(d) hereof).

     4.17   Tax Matters.
            -----------

            (a) Selling Entities' Responsibilities.
                ----------------------------------

                (i) Each of the Selling Entities, jointly and severally, shall be liable for, and shall defend, indemnify and hold harmless CNB and its officers, partners, employees, attorneys and agents from, any and all Taxes of any kind or character, including, without limitation,

                (A) any obligation to contribute to the payment of a tax determined on a consolidated, combined or unitary basis with respect to a group of corporations that includes or included the Bank and Taxes resulting from the Bank ceasing to be a member of the Seller's Group;

                (B) any deferred income triggered into income by Treasury Regulation (S)1.1502-13 and Treasury Regulation (S)1.1502-14 and any excess loss accounts taken into income under Treasury Regulation (S)1.1502-19 (or any similar state, local or foreign provision);

                (C) Taxes due to any foreign jurisdiction (including Luxembourg and Italy) on account of the transactions contemplated by this Agreement and any transaction conducted with any foreign entity or involving any foreign jurisdiction, including any required withholding (not otherwise exempted by treaty) of amounts remitted to foreign entities; and

                (D) liability to California taxing authorities for Taxes attributable to a successful challenge, recharacterization or reassessment of the Bank's California income Tax Return filing position that the Bank was nonunitary with respect to any other person, that are (1) imposed on Seller's Group (other than the Bank) for any taxable year or (2) imposed on the Bank, or for which the Bank may otherwise be liable, for any taxable year or period that ends on or before the Closing Date and, with respect to any taxable year or period beginning before and ending after the Closing Date, the portion of such taxable year ending on and including the Closing Date. The indemnification obligation provided hereunder shall include indemnification for costs and expenses, including reasonable attorney's fees and expenses and other costs and expenses associated with defense of a claim or incurred in obtaining indemnification hereunder, whether or not they are incurred in a formal proceeding. Seller shall be entitled to any refund of Taxes of the Bank received after Closing for such periods. Notwithstanding the foregoing, Seller shall not be liable for, and shall have no obligation to indemnify CNB hereunder for, any Taxes to the extent that (i) such Taxes arise from events or actions occurring on the

            Closing Date after the Closing (including the Bank Merger), other than those events or actions that are deemed to occur after the Closing, under the consolidated return Treasury Regulations or otherwise, that actually occur prior to, or simultaneously with, the Closing or as part of the Acquisition, (ii) such Taxes arise from an adjustment to an item of income, loss, deduction or credit claimed for a pre-Closing period that gives rise to an offsetting adjustment and reduction in Taxes for a post-Closing period (considering, inter alia, in determining the amount of such
                          ----- ----
            reduction, interest that may be due and changes in tax rates), or
            (iii) such Taxes, together with the Taxes for which indemnification is provided pursuant to Section 7.3, are not in excess of the amount of accrued and unpaid Taxes set forth on the Closing Balance Sheet.

                (ii) Seller shall file or cause to be filed when due (A) all consolidated, combined or unitary Tax Returns that are required to be filed by or with respect to the Bank for taxable years or periods ending on or before the Closing Date and (B) all other Tax Returns that are required to be filed by or with respect to the Bank that are due on or prior to the Closing Date, and Seller shall pay any Taxes due in respect of (A) or (B) above. Seller will take no position on such returns (unless required by law) that would adversely affect the Bank after the Closing Date.

            (b)  CNB's Responsibilities.
                 ----------------------

                (i) CNB shall be liable for all Taxes of the Bank for any
            taxable year or period that begins after the Closing Date and, with respect to any taxable year or period beginning before and ending after the Closing Date, the portion of such taxable year beginning after the Closing Date, and CNB shall indemnify Seller for any Taxes imposed on Seller's Group or Seller to the extent that such Taxes arise from the events or actions described in clause (i) of the last sentence of Section 4.17(a)(i).

                (ii) CNB shall file or cause to be filed when due all Tax
            Returns that are required to be filed by or with respect to the Bank, other than the consolidated, combined or unitary Tax Returns referred to in Section 4.17(a)(ii)(A) above, that are due after the Closing Date, and CNB shall pay any Taxes due in respect of the Tax Returns described above, subject to reimbursement by Seller for Taxes Seller is liable for under Section 4.17(a)(i).

            (c) Taxes for Short Taxable Year.  Whenever it is necessary to
                ----------------------------
     determine the liability hereunder for Taxes of the Bank for a portion of a taxable year or period that begins before and ends after the Closing Date, the determination of the Taxes of the Bank for the portion of the year or period ending on, and the portion of the year or period beginning after, the Closing Date shall be determined by assuming that the Bank had a taxable year or period which ended at the close of the Closing Date and that the Bank closed its books at that time, except that exemptions, allowances or deductions that are calculated on an annual basis, such as the deduction for depreciation, shall be apportioned pro rata on a daily basis.

            (d) Review of Tax Returns and Other Filings.  To the extent that one
                ---------------------------------------
     party (the "nonfiling party") would be liable under this Section 4.17 for Taxes payable with respect to Tax Returns or other filings filed by another party (the "other party"), the other party shall allow the nonfiling party adequate opportunity to review and comment on such Tax Returns or other filings and shall not file such Tax Returns or other filings without the consent of the nonfiling party; provided, such nonfiling party
                                     --------
     agrees that it is liable for such Taxes hereunder and, provided further,
                                                            ----------------
      that such consent shall not be unreasonably withheld.

            (e) Contest Provisions.  CNB and the Seller shall promptly notify
                ------------------
     each other in writing upon receipt by either of them, or any of their affiliates, or the Bank, of notice of any pending or threatened federal, state, local or foreign tax audits or assessments which may materially affect the tax liabilities of the Bank for which Seller would be required to indemnify CNB pursuant to this Agreement.

               Seller shall have the sole right to represent the Bank's interests in any tax audit or administrative or court proceeding relating to taxable periods ending on or before the Closing Date, and to employ counsel of its choice, at its expense. Notwithstanding the foregoing, Seller (A) shall consult with CNB with respect to the resolution of any issue that would affect CNB or the Bank in any way and to any extent, in the taxable periods subject to such proceeding or any other taxable periods (including, but not limited to, any resolution that would result in the imposition of income tax deficiencies, the reduction of asset basis or cost adjustments, the lengthening of any amortization or depreciation periods, the denial of amortization or depreciation deductions, or the reduction of loss or credit carryforwards to the Bank or CNB), and (B) shall not settle any such issue or file any amended return relating to such issue, without the consent of CNB, which consent shall not be unreasonably withheld.

            Seller shall be entitled to participate at its expense in the defense of any claim for Taxes for a period described in Section 4.17(c) for the portion of the year or period ending on the Closing Date that is the subject of indemnification by Seller hereunder. Neither CNB nor the Bank may agree to settle any such claim for Taxes for the portion of the year or period ending on the Closing Date that is the subject of indemnification by Seller hereunder without the prior written consent of Seller, which consent shall not be unreasonably withheld. Seller shall not settle any such claim, or take any other action with respect to such claim, without the consent of CNB, which shall not be unreasonably withheld.

            (f) Termination of Tax Allocation Agreements.  Any tax allocation or
                ----------------------------------------
     sharing agreement or arrangement, whether or not written, that may have been entered into by Seller or any member of Seller's Group and the Bank shall be terminated as to the Bank as of the Closing Date, and no payments which are owed by or to the Bank pursuant thereto shall be made thereunder, except to the extent such obligation or receivable is reflected on the final Closing Date Balance Sheet, in which case it shall be paid.

            (g) Information to be Provided by CNB.  With respect to the taxable
                ---------------------------------
     year of Seller ending in 1995 and the period in 1996, if any, prior to the Closing Date, CNB shall promptly cause the Bank to prepare and provide to Seller a package of tax information materials (the "Tax Package"), which
                                                         -----------
     shall be completed in accordance with past practice including past practice as to providing the information, schedules and work papers and as to the method of computation of separate taxable income or other relevant measure of income of the Bank. CNB shall cause the Tax Package for the portion of the taxable period ending on the Closing Date to be delivered to Seller within one hundred twenty (120) days after the Closing Date.

            (h) Certain Elections.  Seller and CNB agree that neither shall make
                -----------------
     or cause CNB to be bound by any Code Section 338 or 338(h)(10) election, or any similar election under state, local or foreign jurisdiction tax law. Seller shall not make any election under Treasury Regulation (S)1.1502-20 (or any successor or equivalent state, local or foreign provision), the effect of which would cause any portion of the Bank's net operating loss to be reattributable to Seller. No other election shall be made, or action taken, the effect of which would reduce, impair or eliminate any tax basis in the assets of the Bank, or any of the Bank's net operating losses, which exist at the Closing Date.

            (i) Efforts to Obtain Certain Documents.  Seller agrees, upon
                -----------------------------------
     request, to use its reasonable best efforts to obtain any certificate or other document from any governmental authority or any other person as may be necessary to mitigate, reduce or eliminate any tax that could be imposed on the Bank (including, but not limited to, with respect to the transactions contemplated by this Agreement).

            (j) Cooperation after Closing.  After the Closing Date, Seller and
                -------------------------
     CNB shall:
                (i) assist (and cause their respective affiliates to assist) the other party in preparing any Tax Returns or reports which such other party is responsible for preparing and filing in accordance with this Section 4.17;

                (ii) cooperate fully in preparing for any audits of, or disputes with taxing authorities regarding, any Tax Returns of the Bank;

                (iii) make available to the other and to any taxing authority as reasonably requested all information, records, and documents relating to Taxes of the Bank;

                (iv) provide timely notice to the other in writing of any
            pending or threatened tax audits or assessments of the Bank for taxable periods for which the other may have a liability under this Agreement;

                (v) furnish the other with copies of all correspondence received from any taxing authority in connection with any tax audit or information request with respect to any such taxable period;

                (vi) retain and (upon the other party's request) provide records and information that are reasonably relevant to any audit, litigation or other proceeding or to tax matters pertinent to the Bank relating to any taxable year or period beginning before the Closing Date until the expiration of the statute of limitations (and any extensions thereof) of the respective taxable periods and give the other party reasonable written notice prior to transferring, destroying or discarding any such records and information; provided,
                                                                       --------
            if CNB so requests, after receiving notice that such records are to be destroyed or discarded, Seller shall allow CNB to take possession of such books and records; and, provided further, that CNB shall not
                                            -------- -------
            be required to give such notice to Seller after the expiration of the statute of limitations (and any extensions thereof known to CNB) of the respective tax period to which such books and records relate;

                (vii) provide, upon request, all information that may be required for reporting pursuant to Section 6043 of the Code and the regulations thereunder; and

                (viii) abide by all record retention agreements entered into with any taxing authority.

            (k) Transfer Taxes.  All transfer, documentary, sales, use, stamp,
                --------------
     registration and other such Taxes and fees (including penalties and interest) incurred in connection with the transactions contemplated by this Agreement shall be paid by Seller when due, and Seller will, at its expense, file all necessary Tax Returns or other forms for such Taxes and other documentation with respect to all such matters. If required by applicable law, CNB will join in the execution of any such returns or documentation. Notwithstanding the foregoing, all such Taxes and fees incurred in connection with the Bank Merger shall be paid by CNB.

            (l) Miscellaneous.  Any payment by Buyer or Seller under this
                -------------
     Section 4.17 will be an adjustment to the Purchase Price. Except as otherwise contemplated by this Section 4.17, the provisions of Section 7.3 shall apply to any claim for indemnification hereunder.

     4.18   1995 Audit.  Seller, the Bank and CNB agree that it is their
            ----------
expectation that the Closing of the transactions contemplated by this Agreement will occur at a time such that it will not be necessary for there to be an audit of the financial statements of the Bank as a separate entity as of December 31, 1995 and for the year then ended. Seller and the Bank agree to consult with CNB prior to authorizing any material preliminary audit work to be performed and, to the extent consistent with the Bank's regulatory obligations, to delay the initiation of any such work until such time as it appears probable that the Closing will not occur within the time frame contemplated and that a separate audit of the Bank for the 1995 fiscal year will be necessary.

     4.19   Pre-Closing Intercompany Transactions.  The Bank, Seller and the
            -------------------------------------
Seller's Group shall allow CNB and its representatives to review at CNB's expense all books, records, Tax Returns and any other items and information relating to the Seller's Group's and the Bank's intercompany transactions, within the meaning of Treasury Regulation (S)1.1502-13, taking place in the Seller's Group's 1992, 1993, and 1994 taxable years, and the period beginning after the 1994 taxable year and ending on the Closing Date. After review of such intercompany transactions, CNB, the Seller, and the Selling Entities, agree to take all actions necessary before and after the Closing (including, but not limited to, amending the Seller's Group's Tax Returns, and having an appropriate officer sign and file such amended Tax Returns, and adjusting the amount of the Bank's and the Seller's Group's deferred intercompany losses) to more properly reflect the taxable losses incurred by the Bank and the Seller's Group with respect to the assets and other items involved in such intercompany transactions (taking into account the appropriate fair market value of the assets and other items involved in such intercompany transactions).

                                   ARTICLE V

                           Conditions to Consummation
                           --------------------------

     5.1    Conditions to Each Party's Obligations.  The respective obligations
            --------------------------------------
of CNB on the one hand, and of the Selling Entities and the Bank, on the other hand, to close the transaction contemplated by this Agreement shall be subject to the satisfaction or waiver prior to the Closing of the following conditions:

            (a) The Agreement and the transactions contemplated hereby shall have been approved by the Selling Entities and the Bank in accordance with applicable law.

            (b) CNB shall have procured, as necessary, the required approval, consent or waiver with respect to the Agreement and the transactions contemplated hereby by the OCC, the FRB and San Paolo shall have procured, as necessary, the required approval, consent or waiver with respect to the Agreement and the transactions contemplated hereby by the Bank of Italy, and, in all such cases, all applicable statutory waiting periods shall have expired; and the parties shall have procured all other regulatory approvals, consents or waivers of governmental authorities or other persons that are necessary or appropriate to the consummation of the transactions contemplated by the Agreement; provided, however, that no approval, consent
                                    --------  -------
     or
     waiver referred to in this Section 5.1(b) shall be deemed to have been received if it shall include any condition or requirement that would be materially burdensome on CNB (on a combined basis giving effect to the Bank Merger and the other transactions contemplated by this Agreement) and provided, further, that a condition or requirement imposed on the basis of
     --------  -------
     CNB's compliance with regulatory capital requirements generally applicable shall not be deemed to be materially burdensome.

            (c) All other requirements prescribed by law which are necessary to the consummation of the transactions contemplated by this Agreement shall have been satisfied.

            (d) No party hereto shall be subject to any order, decree or injunction or a court or agency of competent jurisdiction which enjoins or prohibits the consummation of the Bank Merger or any other transactions contemplated by this Agreement.

            (e) No statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any governmental authority which prohibits, restricts or makes illegal consummation of the Bank Merger or any other transactions contemplated by this Agreement.

     5.2    Conditions to Obligations of CNB.  The obligations of CNB to close
            --------------------------------
the transactions contemplated by this Agreement shall be subject to the satisfaction or waiver prior to the Closing Date of the following additional conditions:

            (a) Each of the representations and warranties of the Selling Entities and the Bank contained in this Agreement shall, in all material respects, be true at the Closing Date as if made on such date (or on the date when made in the case of any representation or warranty which relates to an earlier date), provided, however, that
                          --------  -------
     solely for the purposes of this Section 5.2(a) to ascertain whether CNB is obligated to close the transactions contemplated by this Agreement, a representation or warranty shall only fail to be true on the Closing Date if it has not been waived and if the failure of any such representation or warranty to be true has or constitutes, individually or in the aggregate with other representations or warranties that are untrue, a Material Adverse Effect on the Bank. The Disclosure Schedule shall be updated and made current to such dates as close to the Closing Date as is reasonable for each type of disclosure and as are agreed upon by the parties hereto no later than thirty (30) days prior to the Closing Date. The Selling Entities and the Bank shall have performed, in all material respects, each of their covenants and agreements contained in this Agreement and CNB shall have received a certificate signed by the Chief Executive Officer and the Chief Financial Officer of each of Seller and of the Bank, at the Closing Date, to the foregoing effect.

            (b) No litigation or proceeding shall be pending against Seller or the Bank brought by any governmental agency seeking to prevent consummation of the transactions contemplated hereby.

            (c) CNB shall have received the opinions of Sullivan and Cromwell, special counsel to Seller and the Bank, and of counsel reasonably acceptable to CNB with respect to San Paolo, each in form and substance reasonably satisfactory to CNB, to the effect that this Agreement has been duly authorized, executed and delivered by the San Paolo, Seller and the Bank, as appropriate, and constitutes the valid and legally binding obligation of each of them enforceable in accordance with its terms, subject to customary exceptions.

            (d) There shall not have been any change in the business, properties, assets or operations of the Bank since the date of this Agreement which would have a Material Adverse Effect on the Bank.

     5.3    Conditions To Obligations of the Selling Entities and the Bank.  The
            --------------------------------------------------------------
obligations of the Selling Entities and the Bank hereunder shall be subject to the satisfaction or waiver prior to the Closing Date of the following additional conditions:

            (a) Each of the representations, warranties and covenants of CNB contained in this Agreement shall, in all material respects, be true at the Closing Date as if made on such date (or on the date when made in the case of any representation or warranty which specifically relates to an earlier date); CNB shall have performed, in all material respects, each of its covenants and agreements contained in this Agreement; and Seller and the Bank shall have received certificates signed by the Chief Financial Officer or other authorized senior officers of CNB at the Closing Date, to the foregoing effect.

            (b) No litigation or proceeding shall be pending against CNB or any of their subsidiaries brought by any governmental agency seeking to prevent consummation of the transactions contemplated thereby.

            (c) Seller shall have received the opinion of Richard H. Sheehan, Jr., General Counsel to CNB, in form and substance reasonably satisfactory to Seller, to the effect that this Agreement has been duly authorized, executed and delivered by CNB and constitutes the valid and legally binding obligation of CNB enforceable in accordance with its terms, subject to customary exceptions.

                                   ARTICLE VI

                                  Termination
                                  -----------

     6.1    Termination.  This Agreement may be terminated, and the Acquisition
            -----------
abandoned, prior to the Closing Date:

            (a) by the mutual agreement of the Selling Entities, the Bank and CNB, if the board of the directors, or duly authorized committee thereof, or duly authorized officers, of each so determines;

            (b) by CNB or Seller in the event of a material breach by the other party hereto of any representation, warranty, covenant or agreement contained herein, which is not cured within 30 days after written notice of such breach is given to the party committing such breach by the other party; provided, however, that solely for purposes of this Section 6.1(b) a
            --------  -------
     breach by Seller of a representation or warranty contained herein shall be deemed to be a material breach only if such breach has not been waived and if the failure of any such representation or warranty to be true has or constitutes, individually or in the aggregate with other representations or warranties that are untrue, a Material Adverse Effect on the Bank;

            (c) by CNB or the Seller by written notice to the other party if either (i) any approval, consent or waiver of a governmental authority required to permit consummation of the transactions contemplated hereby shall have been denied or (ii) any governmental authority of competent jurisdiction shall have issued a final, non-appealable order enjoining or otherwise prohibiting consummation of the transactions contemplated by this Agreement;

            (d) by CNB or the Seller in the event that the Acquisition is not consummated by April 30, 1996, unless the failure to so consummate by such time is due to the breach of any representation, warranty or covenant contained in this Agreement by the party seeking to terminate;

            (e) by CNB if there shall have been a Material Adverse Effect with respect to the Bank.

     6.2    Effect of Termination.  In the event of the termination of this
            ---------------------
Agreement by either CNB or the Seller, as provided above, this Agreement shall thereafter become void and there shall be no liability on the part of any party hereto or their respective officers or directors, except that any such termination shall be without prejudice to the rights of any party hereto arising out of the willful breach by any party of any covenant or willful misrepresentation contained in this Agreement.

                                  ARTICLE VII

                                 Other Matters
                                 -------------

     7.1    Certain Definitions; Interpretations.  As used in this Agreement,
            ------------------------------------
the following terms shall have the meanings indicated:

     "actual knowledge" shall mean facts and other information which any senior vice president or superior officer or the controller of a party actually knows.

     "Adverse Consequences" shall mean any and all losses, liabilities, damage to property, liens, encumbrances, damages, judgments, demands, suits, claims, assessments, charges, fines, penalties, environmental cleanup liability, costs and expenses, including reasonable attorney's fees and expenses and other costs and expenses associated with defense of a claim or incurred in obtaining indemnification hereunder, whether or not in a formal proceeding.

     "control" shall have the meaning ascribed thereto in Section 2(a) of the Bank Holding Company Act of 1956, as amended.

     "knowledge" or "best knowledge" (except with respect to the term "actual knowledge" as used in Section 3.1(t)(iii)) shall mean facts and other information which any senior vice president or superior officer or the controller of a party knows as a result of the performance of his or her duties, or that a senior executive officer of a bank or bank holding company similar to such party reasonably should know in the normal course of his or her duties, and includes such diligent inquiry as is reasonable under the circumstances.

     "material" means material to CNB or the Bank (as the case may be) and its respective subsidiaries, taken as a whole.

     "Material Adverse Effect", with respect to a person, means a material adverse effect upon (A) business, operations, financial condition or results of operations of such person and its subsidiaries, taken as a whole, or (B) the ability of such person to timely perform its obligations under, and to timely consummate the transactions contemplated by, this Agreement.

     "person" includes an individual, corporation, partnership, association, trust or unincorporated organization.

     "Seller's Group" shall mean any "affiliated group" (as defined in Code
Section 1504(a) without regard to the limitations contained in Code Section 1504(b)) that includes the Seller or any predecessor of or successor to Seller (or another such predecessor or successor).

     "subsidiary", with respect to a person, means any other person the stock or equity of which is more than 50% owned by such person.

     "Taxes" shall mean any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section
59A), customs duties, capital
stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other taxes, or assessments in the nature of taxes, of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

     "Tax Return" shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     The table of contents and headings contained in this Agreement offer ease of reference only and shall not effect the meaning or interpretation of this Agreement. Whenever the words "include", "includes", or "including" are used in this Agreement, they shall be deemed followed by the words "without limitation". Any singular term in this Agreement shall be deemed to include the plural, and any plural term, the singular.

     7.2    Survival of Representations, Warranties and Covenants.  The
            -----------------------------------------------------
representations, warranties and covenants of the parties hereto shall survive the Closing for a period of one year from and after the Closing Date, provided that (a) the representations and warranties, covenants and indemnification obligations of the Selling Entities with respect to litigation and environmental matters (Sections 3.1(j), 3.1(t) and 7.3(a)(i)(A) (as it applies to Sections 3.1(j) and 3.1(t)) and Sections 7.3(a)(i)(B) and (C) only) shall survive the Closing for a period of three years, (b) the covenants and indemnification obligations related to Taxes (Sections 4.17 and 7.3(a)(i)(A) (as it applies to obligations, but not representations or warranties) and 7.3(a)(i)(D) only) shall survive the Closing until all applicable statute of limitations periods shall have run, (c) the representations and warranties set forth in Section 3.1(i) shall not survive the Closing, and (d) the representations and warranties set forth in Section 3.1(g), solely as such representations and warranties pertain to Taxes, shall not survive the Closing. No claim may be made for damages asserted to arise out of any claimed breaches or inaccuracies of the representations, warranties and covenants made by any of the Selling Entities herein unless such claim is asserted prior to the termination of the respective periods of survival stated in the preceding sentence.

     7.3    Indemnification.
            ---------------

            (a) The Selling Entities' Indemnification.
                -------------------------------------

                (i) Each of the Selling Entities, jointly and severally, shall defend, indemnify and hold harmless CNB and its officers, partners, employees, attorneys and agents from any and all Adverse Consequences of any kind or character arising out of, in connection with, or resulting from:

                (A) the breach by any of the Selling Entities or the Bank of any of its respective obligations or representations and warranties under this Agreement;

                (B) any Adverse Consequences to CNB resulting from litigation or claims against the Bank filed prior to the Closing Date or within three years thereafter related to matters that occurred prior to the Closing; provided, however, that the Bank's litigation reserve as
                     -----------------
            set forth in the Closing Balance Sheet (plus such amount, if any, actually received by Bank or CNB from those matters specifically described in the Disclosure Schedule for which complete information was provided to CNB prior to the date hereof) shall first be utilized in the event of any such Adverse Consequences, and the indemnification obligation of the Selling Entities shall only apply to Adverse Consequences above that amount;

                (C) any Adverse Consequences to CNB resulting from environmental hazards, risks or matters, to the extent required to be addressed by applicable Environmental Laws, discovered by CNB within three years from the Closing Date related to any of the Bank's properties (as defined in Section 3.1(t)(vi)), provided such environmental hazards, risks or matters result from the condition of such property prior to the Closing Date; and

                (D)  any Adverse Consequences to CNB for:

                (1) any ownership change within the meaning of Code Section 382 undergone by the Seller, the Bank, the Seller and the Bank as a group, or the Seller's Group, prior to the Closing Date. The Adverse Consequences CNB is indemnified for under this subsection shall specifically include, but shall not be limited to, those arising out of, in connection with, or resulting from the failure or inability to make an election to apportion all of the Seller's Group's annual consolidated

                Code Section 382 limitation from such prior ownership change (if there has been any such ownership change) to the Bank under Proposed Regulation (S)1.1502-95(c) and (e) (or any state, local, foreign or successor provision); and

                (2) any failure of Seller to fulfill its responsibilities and satisfy its obligations as specified in Section 4.17; provided,
                                                                      --------
                that the indemnification obligation of the Selling Entities under this Section 7.3(a)(i)(D) shall only apply to the extent that such Adverse Consequences and the Taxes indemnified pursuant to Section 4.17, together, exceed the amount of accrued but unpaid taxes as set forth on the Closing Balance Sheet.

                (ii) Notwithstanding the provisions of Section 7.3(a)(i), CNB shall not be entitled to assert rights of indemnification under subsections 7.3(a)(i)(A), (B) and (C) until [confidential information omitted and filed separately] (the "Threshold Amount"),
                                                            ----------------
            it being understood that all such Adverse Consequences shall accumulate until such time as the aggregate amount thereof exceeds the Threshold Amount, whereupon CNB shall be entitled to indemnification hereunder for all Adverse Consequences that have occurred in excess of the Threshold Amount.

                (iii) Notwithstanding the provisions of Section 7.3(a)(i), CNB's rights of indemnification under subsection [confidential information omitted and filed separately] and CNB's rights of indemnification under subsections [confidential information omitted and filed separately].

                (iv) The amount of any indemnification shall be the principal amount of the obligation, plus any interest payable by CNB in respect of such obligation, plus interest from the date CNB makes or made payment to the date when reimbursed by the Selling Entities, at the Federal Funds Rate during such period. Any indemnification payment shall be reduced by the amount of any tax benefits actually realized by CNB with respect to the matters that are the subject of the claim.

            (b)  CNB's Indemnification.
                 ---------------------

                (i) CNB shall defend, indemnify and hold harmless the Selling
            Entities and their officers, partners, employees, attorneys and agents from any and all Adverse Consequences of any kind or character arising out of, in connection with, or resulting from the ownership, possession, operation, use or maintenance of the Bank after the Closing Date, or the breach by CNB of any of its obligations or representations and warranties hereunder.

                (ii) The amount of any indemnification shall be the principal amount of the obligation, plus any interest payable by the Selling Entities in respect of such obligation, plus interest from the date one of the Selling Entities makes or made payment to the date when reimbursed by CNB, at the Federal Funds Rate during such period. Any indemnification payment shall be reduced by the amount of any tax benefits actually realized by the Selling Entities with respect to the matters that are the subject of the claim.

            (c) Indemnification Procedures.  Except as otherwise provided in
                --------------------------
     Section 4.17(e), all claims for indemnification under this Agreement will be asserted and resolved as provided in this Section 7.3(c).

                (i) A party claiming indemnification under this Agreement (an
            "Indemnified Party") will promptly (A) notify the party from whom
            ------------------
            indemnification is  sought (the "Indemnifying Party") of any third-
                                             ------------------
            party claim or claims ("Third-Party Claim") asserted against the
                                    -----------------
            Indemnified Party which could give rise to a right of indemnification under this Agreement and (B) transmit to the Indemnifying Party a written notice ("Claim Notice") describing in
                                                  ------------
            reasonable detail the nature of the Third-Party Claim, a copy of all papers served with respect to such claim (if any), an estimate of the amount of Adverse Consequences attributable to the Third-Party Claim, if reasonably possible, and the basis of the Indemnified Party's request for indemnification under this Agreement.

                Within thirty (30) days after receipt of any Claim Notice or such lesser period as may be required in order to comply with any applicable law or to respond to any complaint or pleading (the

            "Election Period"), the Indemnifying Party will notify the
            ----------------
            Indemnified Party whether the Indemnifying Party disputes its potential liability to the Indemnified Party under this Agreement with respect to such Third-Party Claim and whether the Indemnifying Party desires, at the sole cost and expense of the Indemnifying Party, to defend the Indemnified Party against such Third-Party Claim.

                (ii) If the Indemnifying Party notifies the Indemnified Party within the Election Period that the Indemnifying Party does not dispute its potential liability to the Indemnified Party under this Agreement and that the Indemnifying Party elects to assume the defense of the Third-Party Claim, then the Indemnifying Party will have the right to defend, at its sole cost and expense, such Third-Party Claim by all appropriate proceedings, which proceedings will be prosecuted diligently by the Indemnifying Party to a final conclusion or settled at the discretion of the Indemnifying Party in accordance with this Section 7.3(c). The Indemnifying Party will have full control of such defense and proceedings, including any compromise or settlement thereof and the Indemnified Party shall provide its cooperation to the Indemnifying Party; provided, however, that if an adverse result is likely to, in the Indemnified

            Party's reasonable opinion, subject the Indemnified Party to material exposure to future Adverse Consequences, the Indemnifying Party and the Indemnified Party (at its own expense) shall jointly control such defense and proceedings, including any compromise or settlement thereof. The Indemnified Party is hereby authorized, at the sole cost and expense of the Indemnifying Party (but only if the Indemnified Party is actually entitled to indemnification hereunder or if the Indemnifying Party assumes the defense with respect to the Third-Party Claim), to file, during the Election Period, any motion, answer or other pleadings which the Indemnified Party deems necessary or appropriate to protect its interests or those of the Indemnifying Party and which are not unnecessarily prejudicial to the Indemnifying Party. If requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, cooperate with the Indemnifying Party and its counsel in contesting any Third-Party Claim which the Indemnifying Party elects to contest, including the making of any related counterclaim against the person asserting the Third-Party Claim or any cross-complaint against any person. The Indemnified Party may participate in, but not control (except as permitted above), any defense or settlement of any Third-Party Claim controlled by the Indemnifying Party pursuant to this Section 7.3(c) and, except as permitted above, will bear its own costs and expenses with respect to such participation. Notwithstanding anything in this Section 7.3(c) to the contrary, the Indemnifying Party will not, without the written consent of the Indemnified Party (which consent will not be unreasonably withheld or delayed), settle or compromise any action, suit or proceeding or consent to the entry of any judgment if such settlement or compromise is likely to, in the Indemnified Party's reasonable opinion, subject the Indemnified Party to material exposure to future Adverse Consequences.

                (iii) If the Indemnifying Party fails to notify the Indemnified Party within the Election Period that the Indemnifying Party elects to defend the Indemnified Party, or if the Indemnifying Party elects to defend the Indemnified Party but fails to diligently and promptly defend or settle the Third-Party Claim, then the Indemnified Party will have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third-Party Claim by all appropriate proceedings, which proceedings will be promptly and vigorously prosecuted by the Indemnified Party to a final conclusion or settled. The Indemnified Party will have full control of such defense and proceedings; provided, however, that the Indemnified Party may not, without the Indemnifying Party's consent (which consent will not be unreasonably withheld or delayed), settle or compromise any action, suit or proceeding or consent to the entry of any judgment. Notwithstanding the foregoing, if the Indemnifying Party has delivered a written notice to the Indemnified Party to the effect that the Indemnifying Party disputes its potential liability to the Indemnified Party under this Agreement and if such dispute is resolved in favor of the Indemnifying Party pursuant to the procedures set forth herein, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this Section 7.3(c) or of the Indemnifying Party's participation therein at the Indemnified Party's request and the Indemnified Party will reimburse the Indemnifying Party in full for all costs and expenses of such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this Section 7.3(c), and the Indemnifying Party will bear its own costs and expenses with respect to such participation.

                (iv) If, from time to time, an Indemnified Party should have any claim against an Indemnifying Party hereunder which does not involve a Third-Party Claim, or should have knowledge of facts which could give rise to such a claim, the Indemnified Party will transmit to the Indemnifying Party a written notice (the "Indemnity Notice")
                                                          ----------------
            describing in reasonable detail the nature of the claim, an estimate of the amount of Adverse Consequences attributable to such claim and the basis of the Indemnified Party's request for indemnification under this Agreement. If the Indemnifying Party does not notify the Indemnified Party within sixty (60) days from its receipt of the Indemnity Notice that the Indemnifying Party disputes such claim, the claim specified by the Indemnified Party in the Indemnity Notice will be deemed a liability of the Indemnifying Party hereunder.

                (v) Except as specified below, payments of all amounts owing by the Indemnifying Party pursuant to this Agreement will be made within ten (10) days after the latest of (A) the effective date of the settlement of the Third-Party Claim, (B) the date an adjudication of such Third-Party Claim becomes final and nonappealable or (C) the date a final decision regarding the Indemnifying Party's liability to the Indemnified Party under this Agreement is rendered. Payments of all amounts owing by the Indemnifying Party pursuant to Section 7.3(c)(iv) will be made within ten (10) days after the later of (1) the expiration of the sixty (60) day Indemnity Notice period or (2) the date a final decision on the Indemnifying Party's liability to the Indemnified Party under this Agreement is rendered pursuant to the procedures set forth herein.

            (d) Adjustment to Purchase Price.  All indemnification payments
                ----------------------------
     under this Section 7.3 shall be deemed to be adjustments to the Purchase Price.
            (e) Exclusive Remedy.  This Section 7.3 sets forth the exclusive
                ----------------
     post-Closing remedy of the parties hereto in respect of matters covered by this Section 7.3, except as otherwise expressly contemplated by this Agreement, including Sections 4.13(b) and 4.17.

     7.4    Waiver.  Prior to the Closing, any provision of this Agreement may
            ------
be (a) waived by the party benefited by the provision or by both parties or (b) amended or modified at any time (including the structure of the transaction) by an agreement in writing between the parties hereto approved by their respective boards of directors.

     7.5    Counterparts.  This Agreement may be executed in counterparts each
            ------------
of which shall be deemed to constitute an original, but all of which together shall constitute one and the same instrument.

     7.6    Governing Law; Venue.  This Agreement shall be governed by, and
            --------------------
interpreted in accordance with, the laws of the State of California (however, not to the exclusion of any applicable Federal law), without regard to California statutes or judicial decisions regarding choice of law questions.
Any dispute hereunder shall be heard in the United States District Court for the Central District of California. The parties hereto agree to exclusive venue and personal jurisdiction in such Court, unless for any reason the Federal Court should lack jurisdiction over the action, in which case exclusive venue and jurisdiction shall be in the state courts in Los Angeles County, California.
The prevailing party shall be
entitled to recover all reasonable costs and expenses, including attorneys' fees, incurred in connection with such suit.

     7.7    Expenses.  Each party hereto will bear all expenses incurred by it
            --------
in connection with this Agreement and the transactions contemplated hereby.

     7.8    Notices.  All notices, requests, acknowledgements and other
            -------
communications hereunder to a party shall be in writing and shall be deemed to have been duly given when delivered by hand, telecopy or registered mail (upon receipt) to such party at its address set forth below or to such other address as such party may specify by notice to the other party hereto. If to the Selling Entities or the Bank, to:

     Istituto Bancario San Paolo di Torino, S.P.A.
     245 Park Avenue
     New York, New York  10167
     Telecopy:  (212) 696-3046

     Attention:  Roberto Civalleri

     with a copy to:

     Sullivan & Cromwell
     125 Broad Street
     New York, New York  10004
     Telecopy No.:  (212) 558-3403

     Attention:  H. Rodgin Cohen, Esq.

     If to CNB, to:

     City National Bank
     9696 Wilshire Boulevard, Third Floor
     Beverly Hills, California  90210-5021
     Telecopy No.:  (310) 888-6704

     Attention:  Mr. Frank P. Pekny
     with a copy to:

     City National Bank
     400 North Roxbury Drive, Fifth Floor
     Beverly Hills, California  90210-5021
     Telecopy No.:  (310) 888-6232

     Attention:  Mr. Richard H. Sheehan, Jr.

     7.9    Entire Agreement.  Other than as set forth in that certain letter
            ----------------
dated the date hereof from the Chief Financial Officer of CNB to the Chairman of the Bank and that certain letter dated August 16, 1995 from the Chief Financial Officer of CNB to the President of the Bank, this Agreement represents the entire understanding of the parties hereto with respect to the transactions contemplated hereby and supersedes any and all other oral or written agreements heretofore made. Nothing in this Agreement is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     7.10   Binding Effect; Assignment.  This Agreement shall be binding upon
            --------------------------
and shall inure to the benefit of the parties hereto and their respective successors and assigns;

provided, however, this Agreement may not be assigned by any party hereto
--------
without the written consent of the other parties.

     7.11   Severability.  If any provision of this Agreement or the application
            ------------
of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

     7.12   No Third Party Beneficiaries.  This Agreement is made solely for the
            ----------------------------
benefit of the parties to this Agreement and their respective successors and permitted assigns, and no other person or entity shall have or acquire any right by virtue of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

CITY NATIONAL BANK                          SAN PAOLO U.S. HOLDING COMPANY


By /s/ Bram Goldsmith                       By /s/ Roberto Civalleri
  ----------------------------------          ---------------------------------
       Bram Goldsmith                              Roberto Civalleri
       Chairman of the Board and
        Chief Executive Officer             Title
                                                 ------------------------------


FIRST LOS ANGELES BANK                      SAN PAOLO BANK HOLDING S.P.A.


By /s/ Mario Garresi                        By /s/ Sergio Eugenio
  -----------------------------------         ---------------------------------
       Mario Garresi                               Sergio Eugenio
       President and Chief
        Executive Officer                   Title
                                                 ------------------------------


                                            By /s/ Vincenzo Capurro
                                              ---------------------------------
                                                   Vincenzo Capurro

                                            Title
                                                 ------------------------------

                             CREDIT ADMINISTRATION
                 COMMERCIAL AND REAL ESTATE LOAN APPLICATIONS
                                 SCHEDULE "A"
                                 JUNE 30, 1995


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
--------------------------------------------------------------------------------
                                        PRINCIPAL    MATURITY  COLLATERAL
 BRANCH    NOTE      BORROWER            BALANCE       DATE      CODE      QC
--------------------------------------------------------------------------------
   83      11181    [CONFIDENTIAL        $22,224     19961101      88      5C
------------------  INFORMATION IN   -------------------------------------------
   83      31177    THIS COLUMN         $935,288       981005      64      5C
------------------  OMITTED AND      -------------------------------------------
  678      30458    FILED               $919,258     19950706      64      5B
------------------  SEPARATELY]      -------------------------------------------
  678      30923                      $3,884,290     19971231      61      5B
------------------                   -------------------------------------------
   83      11091                        $409,700     19950701      55      5A
------------------                   -------------------------------------------
   83      31129                      $5,152,240     19960613      54      5A
------------------                   -------------------------------------------
   81      10322                        $283,841     19951207      30      5A
------------------                   -------------------------------------------
   81      20931                     $10,055,590     19990207     912      5A
------------------                   -------------------------------------------
   81      20998                        $916,615     19990207     912      5C
------------------                   -------------------------------------------
  672      30883                      $1,318,561        20527      67       3
------------------                   -------------------------------------------
   81      19481                        $200,000     19951028      10       3
------------------                   -------------------------------------------
   81      21022                        $581,220     19950924      95      5C
------------------                   -------------------------------------------
   81        981                         $58,419     19960215      10       3
------------------                   -------------------------------------------
   81      11222                        $123,750     19980222      10       3
------------------                   -------------------------------------------
   81      10679                        $179,000     19951028      10       3
------------------                   -------------------------------------------
   81     221022                              $0       950524      95      5C
------------------                   -------------------------------------------
   12      10105                         $82,000     19951202      10       3
------------------                   -------------------------------------------
   12      30093                      $1,198,423          601      62       3
------------------                   -------------------------------------------
   12      30883                      $2,832,281       991124      64       3
------------------                   -------------------------------------------
   12      30088                      $2,587,549       960426      61       3
------------------                   -------------------------------------------
  678      31258                        $270,286       961019      14       4
------------------                   -------------------------------------------
   12      10078                         $45,000     19960105      10       3
------------------                   -------------------------------------------
  672      41083                      $2,127,073       980501      61       3
------------------                   -------------------------------------------
   83      11240                         $63,827     19980501     140      5B
------------------                   -------------------------------------------
   83      38567                         $12,450     19970901      10      5A
------------------                   -------------------------------------------
   83      38981                         $17,386     19980701      10      5A
------------------                   -------------------------------------------
   12      10053                      $5,400,000     19950802      40       4
------------------                   -------------------------------------------
  671      11121                      $1,000,000     19950828      40      5A
------------------                   -------------------------------------------
  678      11825                        $487,847     19980102      30      5B
------------------                   -------------------------------------------
   83      35352                      $2,552,824       960425      61      5A
------------------                   -------------------------------------------
   83      35444                        $118,470       960425      61      5B
------------------                   -------------------------------------------
   83      15277                      $2,220,000     19951101      11      5A
------------------                   -------------------------------------------
   83      10433                      $4,282,500     19950531      67      5B
------------------                   -------------------------------------------
   83      10699                      $2,790,000     19940802      67      5A
------------------                   -------------------------------------------
   83      30105                      $2,885,940     20010401      67      5A
------------------                   -------------------------------------------
   12      39071                      $4,962,884       960902      61       3
------------------                   -------------------------------------------
   12      59071                     ($4,917,902)      960902      61       3
------------------                   -------------------------------------------
   12      12084                        $133,814     19950903      10       4
------------------                   -------------------------------------------
   12      14886                          $9,839     19960801      10       6
------------------                   -------------------------------------------
  671      31267                      $2,029,569     19991110      61      5A
------------------                   -------------------------------------------
  671      31140                        $538,636       980818      11       3
------------------                   -------------------------------------------
  671      10391                        $144,604     19960402      10       3
--------------------------------------------------------------------------------
           "A"     TOTAL            $ 58,915,296
--------------------------------------------------------------------------------

                             CREDIT ADMINISTRATION
                 COMMERCIAL AND REAL ESTATE LOAN APPLICATIONS
                                 SCHEDULE "B"
                                 JUNE 30, 1995


------------------------------------------------------------------------------------------------
                                             PRINCIPAL         MATURITY        COLLATERAL
 BRANCH    NOTE       BORROWER                BALANCE           DATE              CODE     QC
------------------------------------------------------------------------------------------------
   83      38695      [CONFIDENTIAL        $ 1,420,100       19960301             67       5A
-------------------   INFORMATION IN    --------------------------------------------------------
   83      38698      THIS COLUMN             $179,950         970515             51       5A
-------------------   OMITTED AND       --------------------------------------------------------
   83      31208      FILED                   $804,319         950507             61       5A
-------------------   SEPARATELY]       --------------------------------------------------------
  672      11186                              $250,000       19960104             10        3
-------------------                     --------------------------------------------------------
  672      11196                              $343,380       19960104             14        3
-------------------                     --------------------------------------------------------
   81      31010                              $318,154         950705             11        4
-------------------                     --------------------------------------------------------
  672      30319                            $2,870,460         951218             11        4
-------------------                     --------------------------------------------------------
   83      10110                            $1,731,926       20000503             61       5A
-------------------                     --------------------------------------------------------
   83      14802                              $351,736       20000506             62       5B
-------------------                     --------------------------------------------------------
  672      10076                            $2,300,000       19960104             10        3
-------------------                     --------------------------------------------------------
  672      30163                            $1,482,032         950627             61        3
-------------------                     --------------------------------------------------------
  672      30630                            $1,904,977         961015             61        3
-------------------                     --------------------------------------------------------
  672      19269                              $900,000       19960115             10        4
-------------------                     --------------------------------------------------------
  672      20001                              $230,000       19950904             10        2
-------------------                     --------------------------------------------------------
  672      30449                            $1,862,750         960411             11        4
-------------------                     --------------------------------------------------------
  672      39865                            $1,520,595       19950831             31        3
-------------------                     --------------------------------------------------------
   83      11132                              $786,250       19950602             11        5
-------------------                     --------------------------------------------------------
   83      11148                              $405,000       19950602             12        5
-------------------                     --------------------------------------------------------
   83      11149                              $357,600       19950602             12        5
-------------------                     --------------------------------------------------------
   83      31134                              $137,763         990404             14       5A
-------------------                     --------------------------------------------------------
   83     132342                               $46,980         960724             14       5A
-------------------                     --------------------------------------------------------
   83     119991                              $147,125         970103             12       5B
------------------------------------------------------------------------------------------------
                    TOTAL                  $20,351,095
------------------------------------------------------------------------------------------------

                             CREDIT ADMINISTRATION
                 COMMERCIAL AND REAL ESTATE LOAN APPLICATIONS
                                 SCHEDULE "C"
                                 JUNE 30, 1995


-------------------------------------------------------------------------------------
                                        PRINCIPAL     MATURITY    COLLATERAL
 BRANCH    NOTE       BORROWER           BALANCE        DATE         CODE         QC
-------------------------------------------------------------------------------------
  10       10050      [CONFIDENTIAL   $3,795,660      19950910        67          3
-------------------                  ------------------------------------------------
  671      11004      INFORMATION IN    $848,714      19981001        62          3
-------------------                  ------------------------------------------------
  672      30913      THIS COLUMN     $1,204,235       970501         64          3
-------------------                  ------------------------------------------------
  672      30925      OMITTED AND        $95,574       970501         64          3
-------------------                  ------------------------------------------------
  672      39399      FILED           $1,645,393       980724         84          3
-------------------                  ------------------------------------------------
  672       1002      SEPARATELY]     $1,800,000      20991231        12          3
-------------------                  ------------------------------------------------
  672      31199                      $3,433,637       990101         61          3
-------------------                  ------------------------------------------------
  672      38507                      $1,068,711       950615         84          3
-------------------                  ------------------------------------------------
  672      38571                      $1,123,820       951002         84          3
-------------------                  ------------------------------------------------
  672      10677                      $1,125,000      19961223        590         3
-------------------                  ------------------------------------------------
  672      10570                        $150,000      19950903        10          3
-------------------                  ------------------------------------------------
  83       130558                       $595,000       950102         11          3
-------------------                  ------------------------------------------------
  672      31198                      $1,621,549       980421         12          3
-------------------                  ------------------------------------------------
  672      20049                        $158,200      19960310        180         3
-------------------                  ------------------------------------------------
  672      31030                      $1,711,529       980326         11          3
-------------------                  ------------------------------------------------
  672      10075                        $183,334      19970403        10          3
-------------------                  ------------------------------------------------
  672      31137                      $1,748,972       980806         64          3
-------------------                  ------------------------------------------------
  81       30542                      $1,511,393       950918         61          3
-------------------                  ------------------------------------------------
  81       30620                         $83,845       950918         67          3
-------------------                  ------------------------------------------------
  81       330906                     $2,424,366       961219         61          3
-------------------------------------------------------------------------------------
          Various     SBA Pools      $23,308,243
-------------------------------------------------------------------------------------
                      TOTAL          $49,637,174
-------------------------------------------------------------------------------------

                                Schedule 2.2(o)


            [confidential information omitted and filed separately]

                              DISCLOSURE SCHEDULE
                                      TO
                            STOCK PURCHASE AGREEMENT

                                  by and among

                               CITY NATIONAL BANK
                             FIRST LOS ANGELES BANK
                         SAN PAOLO U.S. HOLDING COMAPNY
                         SAN PAOLO BANK HOLDING S.P.A.


                               TABLE OF CONTENTS
                               -----------------
                                                                      Page No(s)
                                                                      ----------
SCHEDULE 1     SALES/ENCUMBRANCES (2.2(c) & 4.14(c))                      1-3
SCHEDULE 2     SALES/ENCUMBRANCES (2.2(c))                                4-5
SCHEDULE 3     SALES/ENCUMBRANCES (2.2(c))                                6-7
SCHEDULE 4     SALES/ENCUMBRANCES (2.2(c))                               8-25
SCHEDULE 5     LEASES AND CONTRACTS (3.1(v))                            26-28
SCHEDULE 6     LOSS CARRYFORWARDS (3.1(i))                                 29
SCHEDULE 7     INTERNAL REVENUE SERVICE (3.1(i))                           30
SCHEDULE 8     EXAMINATIONS AND WAIVERS (3.1(i))                           31
SCHEDULE 9     DEFERRED TAX ASSETS (3.1(i))                             32-34
SCHEDULE 10    EXAMINATION STATUS AND STATUTES
               OF LIMITATION FOR ASSESSMENTS (31.(i))                   35-36
SCHEDULE 11    LITIGATION (3.1(j) & 7.3(a)(i)(B))                       37-39
SCHEDULE 12    EMPLOYEE BENEFIT PLANS (3.1(n))                             40
SCHEDULE 13    ENCUMBRANCES (3.1(p))                                    41-43
SCHEDULE 14    INSURANCE AND BOND POLICIES (3.1(w))                     44-56
SCHEDULE 15    DERIVATIVE TRANSACTIONS IN EXCESS
               OF $500,000 (3.1(y))                                     57-58
SCHEDULE 16    ANTICIPATED CRA PRODUCTS (2.2(m))                           59
SCHEDULE 17    [confidential information omitted and filed separately]
               LOANS (1.1(a)(Z))                                         59-A
SCHEDULE 18    [confidential information omitted and filed separately]
               LOANS (4.14(c))                                           59-B

                               TABLE OF CONTENTS
                               -----------------

                                                                     Page No(s)
                                                                     ----------

SCHEDULE 19    SCHEDULE OF EXECUTIVE OFFICER/KEY
               EMPLOYEE AGREEMENTS (3.1(l) & 4.2(c))                      60
SCHEDULE 20    SCHEDULE OF TRUST ADMINSTRATION (3.1(z))                   61
SCHEDULE 21    ASSIGNMENTS (4.13(b))                                      62
SCHEDULE 22    PARTICIPATION REPURCHASES (4.15)                           63
SCHEDULE 23    SEVERANCE POLICIES (4.2(b))                              63-A

                                   SCHEDULE 1
                                   ----------


                               SALES/ENCUMBRANCES



Schedule 1, which pertains to (S)(S) 2.2(c) and 4.14(c), is comprised of the attached two-page list, which identifies all assets expected to be sold through the Cantor Fitzgerald bulk loan sale.


LEM:lb:pam/lb                                                       Page 1 of 63
5557S1.FLA

                                                       Schedule 1
-----------------------------------------------------------------------------------------------------------------------
                                                                           Balance
                   Borrower(s)       Unpaid      Loan         LLR          Net of                            Gain or
  Loan No.            Name       Principal Bal.  Grade      Reserves       Reserve        Bid Price          (Loss)
-----------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
-----------------------------------------------------------------------------------------------------------------------

   028698         [confidential     $179,950.46   5A       $17,995.05     $161,955.41     $168,070.00        $6,114.59
                  information
                  in this
                  column
                  omitted and
                  filed
                  separately]
----------------                ---------------------------------------------------------------------------------------
   031129                         $5,152,239.58   5A      $515,223.96   $4,637,015.62   $4,400,000.00     $(237,015.62)
----------------                ---------------------------------------------------------------------------------------
   011091                           $409,700.00   5A       $40,970.00     $368,730.00                     $(368,730.00)
----------------                ---------------------------------------------------------------------------------------
   038692                            $91,777.60   5A        $9,177.76      $82,599.84     $101,800.00       $19,200.16
----------------                ---------------------------------------------------------------------------------------
   038693                            $15,881.79   5A        $1,588.18      $14,293.61                      $(14,293.61)
-----------------------------------------------------------------------------------------------------------------------
Total Pool A                      $5,849,549.43           $584,954.94   $5,264,594.49   $4,669,870.00     $(594,724.49)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL
-----------------------------------------------------------------------------------------------------------------------
   039622                           $312,800.00   5A       $31,280.00     $281,520.00     $240,000.00      $(41,520.00)
----------------                ---------------------------------------------------------------------------------------
   039691                           $294,400.00   5A       $29,440.00     $264,960.00     $190,000.00      $(74,960.00)
----------------                ---------------------------------------------------------------------------------------
   086500                           $220,000.00   3         $3,300.00     $216,700.00     $230,000.00       $13,300.00
-----------------------------------------------------------------------------------------------------------------------
Total Pool B                        $827,200.00            $64,020.00     $763,180.00     $660,000.00     $(103,180.00)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
OFFICE
-----------------------------------------------------------------------------------------------------------------------
   010897                         $1,765,381.14   5A      $176,538.11   $1,588,843.03   $1,650,000.00       $61,156.97
----------------                ---------------------------------------------------------------------------------------
   039887                           $204,983.40   5A       $20,498.34     $184,485.06     $190,000.00        $5,514.94
-----------------------------------------------------------------------------------------------------------------------
Total Pool C                      $1,970,364.54           $197,036.45   $1,773,328.09   $1,840,000.00       $66,671.91
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
MEDICAL 0FFICE
-----------------------------------------------------------------------------------------------------------------------
   620931                        $10,010,000.00   5A    $1,001,000.00   $9,009,000.00   $9,200,000.00     $ 191,000.00
----------------                ---------------------------------------------------------------------------------------
    20998                           $916,615.00   5A       $91,661.50     $824,953.50                     $(824,953.50)
-----------------------------------------------------------------------------------------------------------------------
Total Pool D                     $10,926,615.00         $1,092,661.50   $9,833,953.50   $9,200,000.00     $(633,953.50)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
RETAIL
-----------------------------------------------------------------------------------------------------------------------
   033261                           $305,476.86   5B       $61,095.37      $244,381.49    $282,100.00       $37,718.51
----------------                ---------------------------------------------------------------------------------------
   038695                         $1,420,099.76   5A      $142,009.98    $1,278,089.78  $1,360,100.00       $82,010.22
----------------                ---------------------------------------------------------------------------------------
   034255                           $500,000.00    6      $250,000.00      $250,000.00    $315,000.00       $65,000.00
----------------                ---------------------------------------------------------------------------------------
   031177                           $935,288.29   5C      $280,586.49      $654,701.80    $650,000.00       $(4,701.80)
----------------                ---------------------------------------------------------------------------------------
   011181                            $22,224.00   5C        $6,667.20       $15,556.80                     $(15,556.80)
-----------------------------------------------------------------------------------------------------------------------
Total Pool E                      $3,183,088.91           $740,359.04    $2,442,729.88  $2,607,200.00      $164,470.13
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
LAND
-----------------------------------------------------------------------------------------------------------------------
   031001                           $681,093.76   5A       $68,109.38     $612,984.38     $625,000.00       $12,015.62
----------------                ---------------------------------------------------------------------------------------
   030104                           $326,899.41   5A       $32,689.94     $294,209.47     $617,000.00      $322,790.53
----------------                ---------------------------------------------------------------------------------------
   030103                           $234,123.36   5A       $23,412.34     $210,711.02                     $(210,711.02)
----------------                ---------------------------------------------------------------------------------------
    07924                         $2,312,500.00   N/A        $          $2,312,500.00   $2,200,000.00     $(112,500.00)
-----------------------------------------------------------------------------------------------------------------------
Total Pool F                      $3,554,616.53           $124,211.65   $3,430,404.88   $3,442,000.00       $11,595.12
-----------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL                 $26,311,434.41         $2,803,243.59  $23,508,190.83  $22,419,070.00   $(1,089,120.83)
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Borrower(s)       Performing       Lien    Maturity    Date
  Loan No.            Name          Nonperforming   Position   Date     Interest
--------------------------------------------------------------------------------
MULTIFAMILY
--------------------------------------------------------------------------------

   028698         [confidential          N              1      5/15/97   2/15/95
                  information
                  in this
                  column
                  omitted and
                  filed
                  separately]
--------------------------------------------------------------------------------
   031129                                P              1      6/13/96   5/31/95
----------------                   ---------------------------------------------
   011091                                P              2       7/1/95   5/31/95
----------------                   ---------------------------------------------
   038692                                N              1       7/1/94    6/1/94
----------------                   ---------------------------------------------
   038693                                N              2       3/1/95    9/1/94
--------------------------------------------------------------------------------
Total Pool A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDUSTRIAL
--------------------------------------------------------------------------------
   039622                                N              1       1/6/94    1/6/94
----------------                   ---------------------------------------------
   039691                                N              1       1/6/94    1/6/94
----------------                   ---------------------------------------------
   086500                                P              1       6/1/94    5/1/95
--------------------------------------------------------------------------------
Total Pool B
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OFFICE
--------------------------------------------------------------------------------
   010897                                N              1       9/3/93    6/3/95
----------------                   ---------------------------------------------
   039887                                N              1      9/13/94    5/1/95
--------------------------------------------------------------------------------
Total Pool C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MEDICAL 0FFICE
--------------------------------------------------------------------------------
   620931                                P              1       2/7/99    5/7/95
----------------                   ---------------------------------------------
    20998                                P              1       2/7/99    5/7/95
--------------------------------------------------------------------------------
Total Pool D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RETAIL
--------------------------------------------------------------------------------
   033261                                N              1      7/13/94   9/13/94
----------------                   ---------------------------------------------
   038695                                N              1       3/1/95  12/30/93
----------------                   ---------------------------------------------
   034255                                N              1       6/1/94    3/8/94
----------------                   ---------------------------------------------
   031177                                N              1      10/5/98    4/5/95
----------------                   ---------------------------------------------
   011181                                N              2      11/1/96   2/28/95
--------------------------------------------------------------------------------
Total Pool E
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LAND
--------------------------------------------------------------------------------
   031001                                N              1       9/2/94   1/31/94
----------------                   ---------------------------------------------
   030104                                P              1       7/2/99    5/2/95
----------------                   ---------------------------------------------
   030103                                N              2       7/2/99    5/2/95
----------------                   ---------------------------------------------
    07924                                N                                 N/A
--------------------------------------------------------------------------------
Total Pool F
--------------------------------------------------------------------------------
TOTAL COMMERCIAL
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                           Unpaid      Loan           LLR        Balance                          Gain or
 Loan No.      Borrower(s) Name        Principal Bal.  Grade       Reserves   Net of Reserve     Bid Price         (Loss)
-------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL
-------------------------------------------------------------------------------------------------------------------------------
   030395  [confidential information       $469,144.96   5A       $46,914.50     $422,230.46     $400,000.00       $(22,230.46)
           in this column omitted and
           filed separately]
----------                             ----------------------------------------------------------------------------------------
   039053                                  $154,044.36   5A       $15,404.44     $138,639.92     $130,000.00        $(8,639.92)
----------                             ----------------------------------------------------------------------------------------
   039662                                  $607,500.00   5A       $60,750.00     $546,750.00     $515,000.00       $(31,750.00)
----------                             ----------------------------------------------------------------------------------------
   131865                                  $647,975.83   5A       $64,797.58     $583,178.25     $770,000.00       $186,821.75
----------                             ----------------------------------------------------------------------------------------
   030349                                  $319,500.00   5A       $31,950.00     $287,550.00     $270,000.00       $(17,550.00)
----------                             ----------------------------------------------------------------------------------------
   010441                                  $299,335.31   5C       $89,800.59     $209,534.72     $150,000.00       $(59,534.72)
----------                             ----------------------------------------------------------------------------------------
   010950                                   $47,361.54   5B        $9,472.31      $37,889.23      $40,000.00         $2,110.77
----------                             ----------------------------------------------------------------------------------------
   000079                                   $17,667.59   5A        $1,766.76      $15,900.83      $15,000.00          $(900.83)
----------                             ----------------------------------------------------------------------------------------
   000839                                  $150,000.00   5A       $15,000.00     $135,000.00     $120,000.00       $(15,000.00)
----------                             ----------------------------------------------------------------------------------------
   017324                                   $62,408.91   5A        $6,240.89      $56,168.02      $55,000.00        $(1,168.02)
----------                             ----------------------------------------------------------------------------------------
   017969                                   $16,142.44   5B        $3,228.49      $12,913.95      $15,000.00         $2,086.05
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RESIDENTIAL                        $2,791,080.94           $345,325.56   $2,445,755.39    $2,480,000.00       $34,244.61
-------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                             $29,102,516.36         $3,148,569.14  $23,953,946.21                    $(1,054,976.21)
===============================================================================================================================

-----------------------------------------------------------------------------------
                                        Performing      Lien    Maturity     Date
 Loan No.    Borrower(s) Name          Nonperforming  Position   Date      Interest
-----------------------------------------------------------------------------------

RESIDENTIAL
-----------------------------------------------------------------------------------
   030395  [confidential information         N           1       3/6/96      9/6/94
           in this column omitted and
           filed separately]
-----------------------------------------------------------------------------------
   039053                                    P           1       8/1/00      7/1/95
----------                             --------------------------------------------
   039662                                    N           1       2/9/94      2/9/94
----------                             --------------------------------------------
   131865                                    N           1      5/15/96     5/15/94
----------                             --------------------------------------------
   030349                                    N           1      8/25/94     8/25/94
----------                             --------------------------------------------
   010441                                    N           2       4/1/96    12/19/93
----------                             --------------------------------------------
   010950                                    P           2       4/1/98     6/30/95
----------                             --------------------------------------------
   000079                                    N           2     12/31/99     7/16/91
----------                             --------------------------------------------
   000839                                    N           2       7/1/94      7/3/94
----------                             --------------------------------------------
   017324                                    N           2      5/23/94    11/23/92
----------                             --------------------------------------------
   017969                                    N           3      9/26/95     10/6/92
-----------------------------------------------------------------------------------
TOTAL RESIDENTIAL
-----------------------------------------------------------------------------------
GRAND TOTAL
===================================================================================

                                   SCHEDULE 2
                                   ----------


                               SALES/ENCUMBRANCES


Schedule 2, which pertains to (S) 2.2(c), is comprised of the attached one-page list, which identifies other assets of First Los Angeles Bank which may be sold.



LEM:lb:pam                                                          Page 4 of 63
5557S2.FLA

------------------------------------------------------------------------------------------------------------------------------
 NOTE NO.        BORROWER(S)         UNPAID             LOAN           LLR        BALANCE NET       BID         GAIN
                    NAME           PRINCIPAL BAL        GRADE        RESERVE       OF RESERVE      PRICE       OR(LOSS)
------------------------------------------------------------------------------------------------------------------------------
NON-SFR
---------------- [CONFIDENTIAL -----------------------------------------------------------------------------------------------
 31000           INFORMATION     $  143,552.00           5A         $ 14,355.20    $  129,196.80
---------------- IN THIS       -----------------------------------------------------------------------------------------------
 031206          COLUMN OMITTED  $  804,319.18           5A         $ 80,431.92    $  723,887.26
                 AND FILED
---------------- SEPARATELY]   -----------------------------------------------------------------------------------------------
 334127                          $1,128,500.92           5A         $112,850.09    $1,015,650.83
----------------               -----------------------------------------------------------------------------------------------
 44187                           $   56,069.00           7          $ 56,059.00
----------------               -----------------------------------------------------------------------------------------------
SFR
----------------               -----------------------------------------------------------------------------------------------
 030624                          $  495,397.00           5C         $148,619.10    $  346,777.90
----------------               -----------------------------------------------------------------------------------------------
 035673                          $  121,485.66           5C         $ 36,445.70    $   85,039.96
----------------               -----------------------------------------------------------------------------------------------
 030069                          $  230,000.00           5A         $ 23,000.00    $  207,000.00
----------------               -----------------------------------------------------------------------------------------------
 032090                          $  336,867.43           5A         $ 33,686.74    $  303,180.69
----------------               -----------------------------------------------------------------------------------------------
 030463                          $   96,674.13           5B         $ 19,734.83    $   78,939.30
----------------               -----------------------------------------------------------------------------------------------
 30768                           $  509,431.94           5A         $ 50,943.19    $  458,488.75
----------------               -----------------------------------------------------------------------------------------------
 11132                           $  786,250.00           5A         $ 78,625.00    $  707,625.00
----------------               -----------------------------------------------------------------------------------------------
 31134                           $  137,763.15           5A         $ 13,776.32    $  123,966.84
----------------               -----------------------------------------------------------------------------------------------
 132342                          $   46,979.59           5A         $  4,697.96    $   42,281.63
----------------               -----------------------------------------------------------------------------------------------
TOTAL                            $4,895,280.00                      $673,225.05    $4,222,054.96
----------------               -----------------------------------------------------------------------------------------------

----------------------------------------------
PERFORMING/NON     LIEN    MATURITY     DATE
PERFORMING       POSITIONS   DATE     INTEREST
                                       PAID
----------------------------------------------
NON-SFR
----------------------------------------------
        N         1        3/22/96    2/21/94
----------------------------------------------
        N         1        5/7/95     4/7/95
----------------------------------------------
        N         1        5/4/95     5/4/95
----------------------------------------------
    CHARGEOFF     1        7/22/96    5/22/95
----------------------------------------------
SFR
----------------------------------------------
        N         1        10/10/96   3/10/95
----------------------------------------------
        N         1        8/1/97     12/1/94
----------------------------------------------
        N         1        4/24/95    4/24/94
----------------------------------------------
        P         1        10/14/95   6/14/95
----------------------------------------------
        N         1        11/7/94    11/7/94
----------------------------------------------
        P         1        7/2/97     6/2/95
----------------------------------------------
        N         1        1/13/94    6/2/95
----------------------------------------------
        N         1        4/4/99     3/4/95
----------------------------------------------
        P         1       7/24/96     4/24/95
----------------------------------------------
TOTAL
----------------------------------------------

                                  SCHEDULE 3
                                  ----------

                              SALES/ENCUMBRANCES

Schedule 3, which pertains to (S) 2.2(c), is comprised of the attached one-page list, which identifies the loans which First Los Angeles Bank intends to participate out, as to portions or the whole thereof.



                                                                    Page 6 0f 63
LEM:lb:pam

5557S3.FLA

                            LOANS TO BE PARTICIPATED
                            ------------------------


-------------------------------------------------------------------------------------
 Note No.   Borrower(s) Names               Principal Balance   Amount Participated
-------------------------------------------------------------------------------------
            [CONFIDENTIAL INFORMATION IN       $ 2,900,000.00       $ 2,000,000.00
---------   THIS COLUMN OMITTED AND FILED   -----------------------------------------
  21004     SEPARATELY]                        $ 4,964,800.00       $ 2,500,000.00
---------                                   -----------------------------------------
  31007                                        $23,500,000.00       $ 3,500,000.00
---------                                   -----------------------------------------
  34789                                        $ 3,827,817.00       $ 2,000,000.00
---------                                   -----------------------------------------
  11137                                        $ 3,400,000.00       $ 2,000,000.00
-------------------------------------------------------------------------------------
  TOTAL                                        $38,592,617.00       $12,000,000.00
-------------------------------------------------------------------------------------

                                  SCHEDULE 4
                                  ----------

                              SALES/ENCUMBRANCES

Schedule 4, which pertains to (S) 2.2(c), is comprised of the attached seventeen-page list, which identifies all the mortgages currently encumbered as they are pledged by First Los Angeles Bank to secure a borrowing line with the Federal Home Loan Bank.



                                                                    Page 8 of 63
LEM:lb:pam

5557S4.FLA

FIRST LA  01  REAL ESTATE LOANS                 "RE41SP"  PAGE NO.            1
              FIRST LOS ANGELES BANK            MONDAY    PROCESS DATE 07/31/95
              FHLBB PLEDGED ACCOUNTS REPORT               PROCESS THRU 07/31/95

------------------------------------------------------------------------------------------------------------------------------------
FIRST LA  01   FIRST LOS ANGELES BA """ BRANCH  010  PASADENA OFFICE """ COLL TYPE                                               """
------------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER  PLG.  COLL.  COLL.  NBR    ST.  INST.   INST.   INT.      ORIG.     MAT.      APPR.       ORIG.      PRIN.    P&I AMT.
             ACT.  TYPE.  CLASS  UNITS  CD.  PCT.    BR.     RATE      DTE.      DTE.      VALUE       BAL.       BAL.
030065       F     11     10      1     CA    0%     010    10.00000  10/31/90  10/16/95  1,300,000    693,960    647,977   6,239.17
030178       F     04     40      1     CA    0%     010    10.50000  07/30/92  08/01/97    505,000    249,500    232,657   2,456.28
110048       F     11     10      0     CA    0%     010     9.50000  06/03/91  10/03/00  1,660,000  1,310,955  1,209,151  11,242.40
130060       F     11     10      5     CA    0%     010    10.50000  07/03/91  10/03/95  1,350,000    698,747    654,496   6,519.89




         """COLL TYPE                                  TOTALS"""

   TOTAL              TOTAL                    TOTAL                 TOTAL
   LOANS            ORIG. BAL.              APPR. VALUE            PRIN. BAL.

     4              2,953,162                4,815,000             2,744,281



      """PASADENA OFFICE                               TOTALS"""

   TOTAL              TOTAL                    TOTAL                 TOTAL
   LOANS            ORIG. BAL.              APPR. VALUE            PRIN. BAL.

     4              2,953,162                4,815,000             2,744,281

FIRST LA  01  REAL ESTATE LOANS                 "RE41SP"  PAGE NO.            2
              FIRST LOS ANGELES BANK            MONDAY    PROCESS DATE 07/31/95
              FHLBB PLEDGED ACCOUNTS REPORT               PROCESS THRU 07/31/95

------------------------------------------------------------------------------------------------------------------------------------
FIRST LA   01  FIRST LOS ANGELES BA """ BRANCH    012     SANTA MONICA OFFICE """ COLL TYPE                                      """
------------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER  PLG.  COLL.  COLL.  NBR    ST.  INST.   INST.   INT.     ORIG.      MAT.       APPR.      ORIG.      PRIN.    P&I AMT.
             ACT.  TYPE.  CLASS  UNITS  CD.  PCT.    BR.     RATE     DTE.       DTE.       VALUE      BAL.       BAL.
030021       F     04     40      1     CA    0%     012    7.00000  12/16/93   03/16/97    302,000    166,435    162,750   1,125.60
030023       F     04     40      1     CA    0%     012    7.00000  12/16/93   04/16/97    315,000    294,318    199,836   1,300.58
030025       F     11     10     52     CA    0%     012   10.00000  12/16/93   12/16/98  6,150,000  3,000,000  2,934,597  27,111.28
030040       F     11     10      0     CA    0%     012   11.50000  02/14/94   02/14/99    795,000    245,000    233,827   2,841.07
030062       F     11     10      2     CA    0%     012   10.00000  02/16/94   02/16/99    110,000     83,107     81,453     760.75
030064       F     04     40      1     CA    0%     012    7.00000  05/16/94   05/16/99    170,000    150,613    147,701   1,064.70
030101       F     04     40      1     CA    0%     012    7.00000  08/06/93   07/16/98    235,000     60,000     58,336     396.92
030102       F     04     40      1     CA    0%     012    7.00000  08/26/93   08/16/98    400,000    215,000    209,730   1,425.63
030883       F     11     10     40     CA    0%     012   11.00000  11/24/92   11/24/99  5,150,000  3,000,000  2,827,699  30,542.37
034272       F     10     75      8     CA    0%     012   11.00000  07/05/92   07/05/97    320,000    164,467    130,545   1,324.10



           """COLL TYPE                                   TOTALS"""

    TOTAL              TOTAL                    TOTAL               TOTAL
    LOANS            ORIG. BAL.              APPR. VALUE          PRIN. BAL.

     10              7,288,940               13,947,000           6,986,474



        """SANTA MONICA OFFICE                            TOTALS"""

    TOTAL              TOTAL                    TOTAL               TOTAL
    LOANS            ORIG. BAL.              APPR. VALUE          PRIN. BAL.

     10              7,288,940               13,947,000           6,986,474

FIRST LA  01  REAL ESTATE LOANS                 "RE41SP"  PAGE NO.            3
              FIRST LOS ANGELES BANK            MONDAY    PROCESS DATE 07/31/95
              FHLBB PLEDGED ACCOUNTS REPORT               PROCESS THRU 07/31/95

------------------------------------------------------------------------------------------------------------------------------------
FIRST LA   01  FIRST LOS ANGELES BA """ BRANCH    081    REAL ESTATE DIVISION """ COLL TYPE                                      """
------------------------------------------------------------------------------------------------------------------------------------

LOAN NUMBER  PLG. COLL.  COLL.  NBR    ST.  INST.  INST.   INT.      ORIG.      MAT.       APPR.       ORIG.      PRIN.    P&I AMT.
             ACT. TYPE.  CLASS  UNITS  CD.  PCT.   BR.     RATE      DTE.       DTE.       VALUE       BAL.       BAL.
020962       F    10     75     248    CA    0%    081    10.00000  02/17/93   02/17/98  11,815,000  8,900,000  8,710,734  77,617.10
020979       F    10     75      74    CA    0%    081    11.00000  09/22/93   09/22/98   5,400,000  1,400,000  1,349,117  14,330.03
020992       F    10     75      73    CA    0%    081    11.00000  03/01/94   03/01/01   4,500,000  2,925,000  2,843,888  29,995.31
020993       F    10     75      73    CA    0%    081    11.00000  03/01/94   03/01/01   4,400,000  2,860,000  2,779,763  29,318.95
021012       F    11     10      15    CA    0%    081    10.50000  05/23/94   08/14/96     600,000    420,000    415,292   3,961.98
021019       F    10     75      83    CA    0%    081    11.00000  07/15/94   08/02/01   4,100,000  2,550,000  2,511,448  26,314.01
030542       F    11     10       1    CA    0%    081    10.00000  11/30/90   09/18/95   2,800,000  1,647,411  1,509,406  14,588.26
030620       F    11     10       1    CA    0%    081    10.00000  11/30/90   09/18/95   2,800,000     92,665     83,674     869.78
030867       F    11     10       0    CA    0%    081     7.50000  12/12/89   11/17/99   2,250,000  1,182,687  1,102,787   8,226.21
031006       F    11     10      15    CA    0%    081    10.50000  05/23/94   06/23/99     870,000    409,000    404,274   3,856.85
040964       F    11     10       4    CA    0%    081    11.00000  03/22/94   03/22/98   1,275,000  1,015,000  1,000,397   9,912.91



         """COLL TYPE                                   TOTALS"""

  TOTAL              TOTAL                       TOTAL             TOTAL
  LOANS            ORIG. BAL.                 APPR. VALUE        PRIN. BAL.

   11              23,401,763                 40,810,000         22,710,780


         """REAL ESTATE DIVISION                        TOTALS"""


  TOTAL              TOTAL                      TOTAL              TOTAL
  LOANS            ORIG. BAL.                APPR. VALUE         PRIN. BAL.

   11              23,401,763                40,810,000          22,710,780

FIRST LA  01  REAL ESTATE LOANS                 "RE41SP"  PAGE NO.            4
              FIRST LOS ANGELES BANK            MONDAY    PROCESS DATE 07/31/95
              FHLBB PLEDGED ACCOUNTS REPORT               PROCESS THRU 07/31/95

------------------------------------------------------------------------------------------------------------------------------------
FIRST LA   01  FIRST LOS ANGELES BA """ BRANCH   671   CENTURY CITY OFFICE """COLL TYPE                                          """
------------------------------------------------------------------------------------------------------------------------------------

LOAN NUMBER  PLG.  COLL.  COLL.  NBR    ST.  INST.  INST.   INT.      ORIG.      MAT.       APPR.       ORIG.      PRIN   P&I AMT.
             ACT.  TYPE.  CLASS  UNITS  CD.  PCT.   BR.     RATE      DTE.       DTE.       VALUE       BAL.       BAL.
030403       F     04     40     1     CA    0%    671     9.00000   02/13/90  07/14/98     725,000    490,276    460,505   3,956.98
030886       F     04     40     1     CA    0%    671     7.50000   06/07/93  12/07/02   1,830,000  1,500,000  1,465,478  10,465.39
031096       F     04     40     1     CA    0%    671    10.50000   05/09/91  05/01/96     545,000    275,000    247,762   2,691.77
031115       F     04     40     1     CA    0%    671     8.00000   07/22/93  07/22/00     725,000    630,000    615,891   4,602.89
031124       F     04     40     4     CA    0%    671    10.00000   05/22/91  05/22/96     158,000    105,000     98,303     936.86
031140       F     04     40     1     CA    0%    671     9.00000   08/18/93  08/18/98     997,000    550,000    538,200   4,394.74
031142       F     04     40     4     CA    0%    671    10.00000   06/04/91  06/04/96     158,000    110,000    102,907     980.74
031211       F     10     75   112     CA    0%    671     9.75000   07/15/93  07/15/98   8,600,000  2,824,538  2,631,064  29,814.24
031244       F     04     40     1     UT    0%    671    10.00000   09/29/93  10/04/98     165,000     99,661     97,291     899.58
031379       F     04     40     1     CA    0%    671     8.75000   01/24/92  01/24/99     700,000    200,000    169,075   1,947.39
033710       F     11     10     1     CA    0%    671     9.75000   07/18/88  06/24/96   1,450,000    965,444    914,275   8,561.04
035657       F     04     40     1     CA    0%    671     9.00000   06/24/92  06/24/02   4,000,000  1,250,000  1,204,036   9,925.95
039017       F     04     40     1     CA    0%    671     8.75000   07/15/87  06/25/96  11,500,000    726,392    673,845   5,859.46
039373       F     04     40     1     CA    0%    671     8.75000   02/19/88  12/11/96     425,000    341,632    317,880   2,745.43




          """COLL TYPE                                   TOTALS"""

   TOTAL              TOTAL                       TOTAL             TOTAL
   LOANS            ORIG. BAL.                 APPR. VALUE        PRIN. BAL.

    14              10,067,943                 31,978,000         9,536,592

FIRST LA  01  REAL ESTATE LOANS                 "RE41SP"  PAGE NO.            5
              FIRST LOS ANGELES BANK            MONDAY    PROCESS DATE 07/31/95
              FHLBB PLEDGED ACCOUNTS REPORT               PROCESS THRU 07/31/95

------------------------------------------------------------------------------------------------------------------------------------
FIRST LA   01  FIRST LOS ANGELES BA """ BRANCH   671   CENTURY CITY OFFICE """COLL TYPE   04                                     """
------------------------------------------------------------------------------------------------------------------------------------

LOAN NUMBER  PLG. COLL.  COLL.  NBR    ST.  INST.   INST.    INT.     ORIG.      MAT.       APPR.      ORIG.      PRIN.    P&I AMT.
             ACT. TYPE.  CLASS  UNITS  CD.  PCT.    BR.      RATE     DTE.       DTE.       VALUE      BAL.       BAL.
032090       F    04     40      1     CA   0%      671    10.50000  02/10/92   02/10/97  2,000,000  1,417,131  1,375,558  12,834.92
039041       F    04     40      1     CA   0%      671     9.00000  08/09/89   08/01/99  1,300,000    996,179    939,443   7,964.95



         """COLL TYPE           04                        TOTALS"""

    TOTAL              TOTAL                       TOTAL             TOTAL
    LOANS            ORIG. BAL.                 APPR. VALUE        PRIN. BAL.

     2               2,413,310                  3,300,000          2,315,001


         """CENTURY CITY OFFICE                           TOTALS"""

    TOTAL              TOTAL                       TOTAL            TOTAL
    LOANS            ORIG. BAL.                 APPR. VALUE       PRIN. BAL.

     16              12,481,253                 35,278,000        11,051,593

FIRST LA  01  REAL ESTATE LOANS                 "RE41SP"  PAGE NO.            6
              FIRST LOS ANGELES BANK            MONDAY    PROCESS DATE 07/31/95
              FHLBB PLEDGED ACCOUNTS REPORT               PROCESS THRU 07/31/95

------------------------------------------------------------------------------------------------------------------------------------
FIRST LA  01    FIRST LOS  ANGELES BA """ BRANCH    012  CENTURY CITY OFFICE """ COLL TYPE                                       """
------------------------------------------------------------------------------------------------------------------------------------

LOAN NUMBER  PLG.  COLL. COLL.  NBR    ST.  INST.   INST.  INT.      ORIG.     MAT.       APPR.        ORIG.      PRIN.   P&I AMT.
             ACT.  TYPE. CLASS  UNITS  CD.  PCT.    BR.    RATE      DTE.      DTE.       VALUE        BAL.       BAL.
010632       F     04     40     1     CA   0%      672   10.00000  10/15/91  10/15/96     920,000     35,000     29,511     366.58
011152       F     11     10    12     CA   0%      672   11.00000  07/01/94  07/01/98   5,570,000    600,000    589,206   6,173.62
029238       F     11     10     2     CA   0%      672   10.50000  05/11/93  05/11/98     300,000    171,890    164,265   1,704.09
030185       F     04     40     1     CA   0%      672   10.00000  08/27/90  08/10/95     725,000    394,824      8,939  10,281.51
030316       F     11     10     1     CA   0%      672   10.50000  12/31/90  11/01/95     421,000    210,311    197,474   1,962.23
030490       F     04     40     1     CA   0%      672   10.00000  05/01/91  04/01/96     190,000    100,361     93,928     896.43
030630       F     11     10     0     CA   0%      672   10.00000  10/15/91  10/15/96   3,850,000  2,100,000  1,901,052  19,805.48
030882       F     11     10     2     CA   0%      672   11.00000  06/18/92  06/18/97   2,000,000  1,300,000  1,213,957  13,198.39
030883       F     11     10     0     CA   0%      672   10.50000  05/27/92  05/27/02   4,300,000  1,700,000  1,307,592  22,599.17
030913       F     11     10     0     CA   0%      672   10.50000  05/01/92  05/01/97   1,800,000  1,260,000  1,203,038  11,736.50
030925       F     11     10    32     CA   0%      672   10.50000  05/01/92  05/01/97   1,800,000    100,000     95,479     931.47
030944       F     04     40     1     CA   0%      672   10.50000  06/11/92  06/11/97     255,000    204,000    198,328   1,847.21
030950       F     11     10     0     CA   0%      672   10.25000  10/25/92  10/25/97   1,500,000    764,019    735,315   7,025.97
030953       F     11     10     0     CA   0%      672   10.50000  11/27/92  11/27/97   1,130,000    531,000    478,214   5,775.84
031030       F     04     40     1     CA   0%      672   10.00000  03/26/93  03/26/98   2,600,000  1,750,000  1,710,557  15,233.72
031087       F     11     10     3     CA   0%      672   11.00000  07/02/93  07/02/96     400,000     63,714     51,407   1,019.72
031114       F     11     10     9     CA   0%      672   10.75000  07/13/93  07/13/98   5,280,000  1,700,000  1,631,754  17,137.21
031136       F     04     40     1     CA   0%      672   10.00000  08/26/93  09/01/98     520,000    400,000    389,567   3,612.37
031137       F     11     10     5     CA   0%      672   10.50000  08/06/93  08/06/98   2,520,000  1,805,857  1,746,876  17,398.13
031142       F     04     40     1     CA   0%      672   10.25000  05/12/94  05/12/99     790,000    572,572    553,661   6,252.94
031153       F     04     40     1     CA   0%      672    8.50000  09/24/93  09/24/98   3,600,000  2,790,000  2,729,884  21,315.68
031154       F     04     40     1     CA   0%      672   11.00000  09/23/93  10/01/98   1,200,000    840,000    790,513   9,468.84
031163       F     04     40     1     CA   0%      672    9.50000  10/15/93  10/15/98   1,400,000  1,050,000    980,736   8,778.36
031168       F     04     40     1     CA   0%      672   10.75000  11/03/94  10/03/96   4,100,000    706,565    701,509   6,797.15
031194       F     04     40     2     CA   0%      672   10.00000  03/16/95  03/16/00     595,000    503,076    501,523   4,575.73
031199       F     11     10    49     CA   0%      672   10.25000  12/24/93  01/01/99   7,305,000  3,500,000  3,430,468  32,259.86
031200       F     11     10     0     CA   0%      672    9.50000  12/27/93  01/01/99     345,000    200,000    195,635   1,738.51
031219       F     11     10     1     CA   0%      672   10.50000  01/14/94  01/01/99     650,000    437,883    410,773   4,753.18
031258       F     11     10     2     CA   0%      672   10.50000  04/19/94  04/19/99   1,165,000    284,500    271,972   3,130.61
031999       F     11     10     0     CA   0%      672   11.00000  10/27/92  10/27/97     365,000    255,000    245,435   2,465.91
032002       F     11     10     0     CA   0%      672   11.00000  10/27/92  10/27/97     800,000    560,000    538,963   5,415.08
032003       F     04     40     1     CA   0%      672   11.00000  11/12/92  11/27/97     460,000    322,000    309,907   3,113.69
032013       F     04     40     1     CA   0%      672   11.00000  11/10/92  11/10/97     900,000    630,000    607,439   6,103.02
032270       F     04     40     1     CA   0%      672   10.00000  07/21/87  11/01/96   1,050,000    616,236    579,316   5,489.41
037109       F     04     40     1     CA   0%      672   10.50000  10/01/87  06/05/97   6,500,000    446,744    422,525   4,109.14
038571       F     11     10    00     CA   0%      672   10.00000  09/26/85  10/02/95   1,900,000  1,202,408  1,122,376  10,805.55
038962       F     04     40     1     CA   0%      672   10.25000  02/10/87  02/05/97     295,000    107,018    100,698     968.01
039339       F     10     75     5     CA   0%      672   10.00000  02/01/88  01/02/98     430,000    336,142    317,749   2,966.95
039399       F     11     10     2     CA   0%      672   10.00000  08/22/88  07/24/98 237,500,000  1,737,326  1,642,320  15,244.58
041003       F     11     10     7     CA   0%      672   10.50000  08/18/93  05/01/98   3,100,000  2,365,432  2,116,738  28,988.36
062605       F     04     40     1     CA   0%      672    9.50000  06/26/92  06/26/97     200,000     96,063     91,383     828.44
132939       F     11     10     2     CA   0%      672   10.50000  09/25/91  09/25/96     900,000    329,141    233,314   4,339.87
136688       F     04     40     1     CA   0%      672    9.75000  09/13/91  09/13/96     266,000     79,231     74,415     694.24
337967       F     04     40     1     CA   0%      672   10.50000  08/15/92  11/15/96   1,700,000    869,176    761,093   9,630.44

FIRST LA  01  REAL ESTATE LOANS                 "RE41SP"  PAGE NO.            7
              FIRST LOS ANGELES BANK            MONDAY    PROCESS DATE 07/31/95
              FHLBB PLEDGED ACCOUNTS REPORT               PROCESS THRU 07/31/95

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FIRST LA   01    FIRST LOS ANGELES BA """ BRANCH    672   BEVERLY HILLS OFFICE """ COLL TYPE                                     """
------------------------------------------------------------------------------------------------------------------------------------




         """COLL TYPE                                 TOTALS"""

     TOTAL             TOTAL                     TOTAL          TOTAL
     LOANS           ORIG. BAL.               APPR. VALUE     PRIN. BAL.

      44             36,027,489               313,597,000     33,476,884

FIRST LA  01  REAL ESTATE LOANS                 "RE41SP"  PAGE NO.            8
              FIRST LOS ANGELES BANK            MONDAY    PROCESS DATE 07/31/95
              FHLBB PLEDGED ACCOUNTS REPORT               PROCESS THRU 07/31/95

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FIRST LA   01    FIRST LOS ANGELES BA """ BRANCH   672   BEVERLY HILLS OFFICE """ COLL TYPE    04                                """
------------------------------------------------------------------------------------------------------------------------------------

LOAN NUMBER  PLG.  COLL.  COLL.  NBR    ST.  INST.   INST.   INT.      ORIG.      MAT.      APPR.     ORIG.    PRIN.   P&I AMT.
             ACT.  TYPE.  CLASS  UNITS  CD.  PCT.    BR.     RATE      DTE.       DTE.      VALUE     BAL.     BAL.
030657       F     04     40      1     CA    0%     672    10.50000  11/13/91  11/13/96  1,000,000  515,000  496,912  4,647.47
137100       F     04     40      1     CA    0%     672    10.00000  09/23/86  10/01/96    500,000  383,427  362,254  3,437.01




         """COLL TYPE            04                     TOTALS"""

    TOTAL                TOTAL                     TOTAL             TOTAL
    LOANS              ORIG. BAL.               APPR. VALUE        PRIN. BAL.

     2                 898,427                  1,500,000          859,166

FIRST LA  01  REAL ESTATE LOANS                 "RE41SP"  PAGE NO.            9
              FIRST LOS ANGELES BANK            MONDAY    PROCESS DATE 07/31/95
              FHLBB PLEDGED ACCOUNTS REPORT               PROCESS THRU 07/31/95

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FIRST LA   01    FIRST LOS ANGELES BA """ BRANCH   672  BEVERLY HILLS OFFICE """ COLL TYPE     09                                """
------------------------------------------------------------------------------------------------------------------------------------

LOAN NUMBER    PLG.  COLL.  COLL.  NBR    ST.  INST.   INST.    INT.      ORIG.     MAT.     APPR.    ORIG.    PRIN.   P&I AMT.
               ACT.  TYPE.  CLASS  UNITS  CD.  PCT.    BR.      RATE      DTE.      DTE.     VALUE    BAL.     BAL.
010445         F     04     40      1     CA    0%     672    10.50000  04/30/91  04/19/96  600,000  374,986  358,797  3,373.63




         """COLL TYPE            09                    TOTALS"""

    TOTAL                TOTAL                TOTAL               TOTAL
    LOANS              ORIG. BAL.          APPR. VALUE          PRIN. BAL.

     1                 374,986             600,000              358,797



         """BEVERLY HILLS OFFICE                       TOTALS"""


    TOTAL                TOTAL                TOTAL               TOTAL
    LOANS              ORIG. BAL.          APPR. VALUE          PRIN. BAL.

     47                37,300,902          315,697,000          34,694,767

FIRST LA  01  REAL ESTATE LOANS                 "RE41SP"  PAGE NO.           10
              FIRST LOS ANGELES BANK            MONDAY    PROCESS DATE 07/31/95
              FHLBB PLEDGED ACCOUNTS REPORT               PROCESS THRU 07/31/95
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

FIRST LA   01    FIRST LOS ANGELES BA """ BRANCH   673   DOWNTOWN OFFICE """COLL TYPE                                            """

------------------------------------------------------------------------------------------------------------------------------------


LOAN NUMBER  PLG.   COLL.  COLL.  NBR    ST.   INST.  INST.   INT.      ORIG.     MAT.      APPR.      ORIG.      PRIN.     P&I AMT
             ACT.   TYPE.  CLASS  UNITS  CD.   PCT.   BR.     RATE      DTE.      DTE.      VALUE      BAL.       BAL.

030131        F      04     40      1    CA    0%     673    9.50000  04/16/90  04/01/02    675,000    532,966    499,723   4,541.56

030256        F      04     40      1    CA    0%     673   10.50000  12/14/92  12/14/97    615,000    103,000     79,729     962.59

031114        F      04     40      1    CA    0%     673   10.75000  07/16/93  07/16/98  1,500,000    975,000    958,163   9,039.44

033603        F      11     10      2    CA    0%     673   11.00000  04/20/94  04/20/99    900,000    515,596    504,228   5,310.81

033697        F      04     40      1    CA    0%     673   10.00000  07/13/88  10/01/96     66,400     58,182     54,614     518.17

033701        F      04     40      3    CA    0%     673   10.00000  07/13/88  12/05/96    290,000    224,228    210,701   1,994.30

034109        F      11     10      1    CA    0%     673   10.50000  03/30/90  03/21/00  1,300,000    581,103    351,373   8,079.20

034155        F      11     10      1    CA    0%     673    9.25000  08/01/90  07/20/00  7,000,000  3,819,955  3,439,836  29,458.13

034237        F      04     40      4    CA    0%     673   11.00000  02/12/92  02/12/97    590,000    370,000    352,586   3,572.13

034346        F      11     10      0    CA    0%     673   10.50000  04/26/93  04/26/98  3,450,000  1,600,000  1,553,164  14,981.58

034362        F      11     10      0    CA    0%     673   10.50000  05/26/93  11/10/02    800,000    470,760    394,270   6,494.88

041108        F      11     10      2    AZ    0%     673   11.00000  06/24/93  06/25/98  1,230,000    799,500    780,049   7,790.18




         """COLL TYPE                               TOTALS"""

TOTAL                   TOTAL                TOTAL               TOTAL
LOANS                 ORIG. BAL.          APPR. VALUE          PRIN. BAL.

 12                   10,050,290          10,416,400           9,178,436

FIRST LA  01  REAL ESTATE LOANS                 "RE41SP"  PAGE NO.           11
              FIRST LOS ANGELES BANK            MONDAY    PROCESS DATE 07/31/95
              FHLBB PLEDGED ACCOUNTS REPORT               PROCESS THRU 07/31/95
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

FIRST LA   01    FIRST LOS ANGELES BA """ BRANCH   673   DOWNTOWN OFFICE """COLL TYPE     04                                     """

------------------------------------------------------------------------------------------------------------------------------------


LOAN NUMBER   PLG.  COLL.  COLL.  NBR    ST.   INST.   INST. INT. RATE   ORIG.     MAT.      APPR.      ORIG.      PRIN.    P&I AMT.
              ACT.  TYPE.  CLASS  UNITS  CD.   PCT.    BR.   FIRST LA    DTE.      DTE.      VALUE      BAL.       BAL.

034309         F     04     40      1    CA     0%     673   10.00000  12/22/92  12/18/97  2,100,000  1,027,000  1,001,437  8,933.06


              """COLL TYPE   04                        TOTALS"""

         TOTAL                TOTAL             TOTAL            TOTAL
         LOANS              ORIG. BAL.       APPR. VALUE       PRIN. BAL.

           1                1,027,000         2,100,000        1,001,437

FIRST LA  01  REAL ESTATE LOANS                 "RE41SP"  PAGE NO.           12
              FIRST LOS ANGELES BANK            MONDAY    PROCESS DATE 07/31/95
              FHLBB PLEDGED ACCOUNTS REPORT               PROCESS THRU 07/31/95
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

FIRST LA   01    FIRST LOS ANGELES BA """ BRANCH   673   DOWNTOWN OFFICE """COLL TYPE    11                                      """

------------------------------------------------------------------------------------------------------------------------------------


LOAN NUMBER  PLG.  COLL.  COLL.  NBR    ST.   INST.   INST.  INT.      ORIG.     MAT.     APPR.    ORIG.    PRIN.   P&I AMT.
             ACT.  TYPE.  CLASS  UNITS  CD.   PCT.    BR.    RATE      DTE.      DTE.     VALUE    BAL.     BAL.

034160        F     11     10      0    CA     0%     673   9.75000  08/14/90  07/28/00  900,000  557,529  340,699  7,292.55



            """COLL TYPE    11                         TOTALS"""

        TOTAL                TOTAL           TOTAL               TOTAL
        LOANS              ORIG. BAL.     APPR. VALUE          PRIN. BAL.

          1                 557,529         900,000             340,699



            """DOWNTOWN OFFICE                         TOTALS"""

        TOTAL                TOTAL           TOTAL               TOTAL
        LOANS              ORIG. BAL.     APPR. VALUE          PRIN. BAL.

          14               11,634,819     21,416,400           10,520,572

FIRST LA  01  REAL ESTATE LOANS                 "RE41SP"  PAGE NO.           13
              FIRST LOS ANGELES BANK            MONDAY    PROCESS DATE 07/31/95
              FHLBB PLEDGED ACCOUNTS REPORT               PROCESS THRU 07/31/95
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

FIRST LA   01    FIRST LOS ANGELES BA """ BRANCH   674   LOS ANGELES AIRPORT """COLL TYPE                                        """

------------------------------------------------------------------------------------------------------------------------------------


LOAN NUMBER  PLG.  COLL.  COLL.  NBR    ST.   INST.   INST.   INT.      ORIG.     MAT.      APPR.      ORIG.      PRIN.    P&I AMT.
             ACT.  TYPE.  CLASS  UNITS  CD.   PCT.    BR.     RATE      DTE.      DTE.      VALUE      BAL.       BAL.

030015        F     11     10      1    CA     0%     674   11.00000  02/28/91  02/06/96  2,150,000    998,000    902,743  10,134.97
030046        F     11     10      0    CA     0%     674   10.50000  04/13/93  04/13/98    595,000    385,000    372,156   3,592.96
031305        F     04     40      1    CA     0%     674    9.50000  02/08/94  02/08/04  2,400,000  1,800,000  1,519,219  22,204.84
031463        F     04     40      1    CA     0%     674    7.00000  01/12/87  03/01/00    260,000    135,978    123,298     965.54
031465        F     04     40      1    CA     0%     674    7.00000  01/15/87  04/01/00    275,000    210,398    190,681   1,491.21


              """COLL TYPE                             TOTALS"""

         TOTAL            TOTAL                 TOTAL             TOTAL
         LOANS          ORIG. BAL.           APPR. VALUE        PRIN. BAL.

           5            3,529,456             5,680,000         3,108,097


        """LOS ANGELES AIRPORT OFFICE                  TOTALS"""

         TOTAL            TOTAL                 TOTAL             TOTAL
         LOANS          ORIG. BAL.           APPR. VALUE        PRIN. BAL.

           5            3,529,456             5,680,000         3,108,097

FIRST LA  01  REAL ESTATE LOANS                 "RE41SP"  PAGE NO.           14
              FIRST LOS ANGELES BANK            MONDAY    PROCESS DATE 07/31/95
              FHLBB PLEDGED ACCOUNTS REPORT               PROCESS THRU 07/31/95
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

FIRST LA   01    FIRST LOS ANGELES BA """ BRANCH   676   ORANGE COUNTY OFFICE """ COLL TYPE                                      """

------------------------------------------------------------------------------------------------------------------------------------


LOAN NUMBER  PLG.  COLL.  COLL.  NBR    ST.   INST.   INST.   INT.      ORIG.     MAT.      APPR.      ORIG.    PRIN.   P&I AMT.
             ACT.  TYPE.  CLASS  UNITS  CD.   PCT.    BR.     RATE      DTE.      DTE.      VALUE      BAL.     BAL.

011175        F     04     40     1     CA     0%     676   10.00000  04/13/93  05/01/98     600,000  189,639  184,234  1,715.03
031498        F     11     10     1     CA     0%     676    9.50000  03/11/91  02/15/96   1,690,000  594,994  553,425  5,118.44
034468        F     11     10    818    CA     0%     676   10.50000  10/01/93  10/01/00  11,650,000   77,800   75,307    772.66
034469        F     11     10     2     CA     0%     676   10.50000  10/01/93  10/01/00   1,165,000  670,395  632,029  7,443.09



             """COLL TYPE                                TOTALS"""

       TOTAL             TOTAL                      TOTAL          TOTAL
       LOANS           ORIG. BAL.                APPR. VALUE     PRIN. BAL.

         4             1,532,828                 15,105,000      1,444,995



         """ORANGE COUNTY OFFICE                         TOTALS"""

       TOTAL             TOTAL                      TOTAL          TOTAL
       LOANS           ORIG. BAL.                APPR. VALUE     PRIN. BAL.

         4             1,532,828                 15,105,000      1,444,995

FIRST LA  01  REAL ESTATE LOANS                 "RE41SP"  PAGE NO.           15
              FIRST LOS ANGELES BANK            MONDAY    PROCESS DATE 07/31/95
              FHLBB PLEDGED ACCOUNTS REPORT               PROCESS THRU 07/31/95
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

FIRST LA   01    FIRST LOS ANGELES BA """ BRANCH  678   CENTURY PLAZA TOWERS """COLL TYPE                                        """

------------------------------------------------------------------------------------------------------------------------------------


LOAN      PLG.   COLL.  COLL.  NBR    ST.   INST.   INST.   INT.      ORIG.     MAT.       APPR.       ORIG.      PRIN.    P&I AMT.
NUMBER    ACT.   TYPE.  CLASS  UNITS  CD.   PCT.    BR.     RATE      DTE.      DTE.       VALUE       BAL.       BAL.


011823     F      04     40      1    CA    0%      678   8.75000  06/29/94   07/16/99      90,000     57,598     56,438     508.58
011869     F      11     10     99    CA    0%      678  11.50000  03/27/95   03/27/02   4,900,000  2,830,000  2,822,272  28,766.08
030098     F      11     10      1    CA    0%      678  10.00000  06/22/93   07/05/00   5,000,000  3,600,000  3,497,624  32,462.28
030743     F      04     40      1    CA    0%      678  10.00000  11/01/92   11/01/97     497,500    380,000    339,491   4,015.47
030791     F      04     40      1    CA    0%      678  10.50000  04/20/92   04/20/97   5,200,000    364,000    353,083   3,292.62
030992     F      11     10      3    CA    0%      678  11.00000  01/07/93   01/07/96     260,000     84,867     80,711     869.30
031011     F      04     40      1    CA    0%      678  11.00000  03/01/93   03/01/98   2,500,000  2,006,814  1,969,885  18,985.00
031055     F      04     40      1    CA    0%      678  10.00000  05/14/93   05/14/98   2,400,000  1,800,000  1,648,076  19,104.76
031084     F      11     10     10    CA    0%      678  10.50000  03/15/94   03/15/99   1,100,000    609,633    494,661   5,692.17
031132     F      04     40      1    CA    0%      678   8.00000  08/19/93   08/19/98      81,000     10,000      6,555     205.35
031148     F      04     40      1    CA    0%      678  10.00000  08/12/93   09/10/98     910,000    178,754    174,000   1,614.51
031230     F      04     40      0    CA    0%      678  10.00000  10/01/93   04/01/98   2,000,000  1,331,806  1,252,736  11,151.53
031258     F      04     40      1    CA    0%      678  10.00000  10/19/93   10/19/96     380,000    275,981    270,062   2,475.90
031899     F      11     10      3    CA    0%      678  11.50000  02/23/93   01/07/96     170,000    110,810    104,890   1,180.42
033797     F      10     75     31    CA    0%      678  10.25000  04/01/93   04/01/98   1,660,000    718,560    672,575   7,265.52
033799     F      11     10    499    CA    0%      678  10.25000  07/22/87   02/15/96   1,900,000  1,120,651    925,540  12,026.53
035230     F      04     40      1    CA    0%      678  10.00000  09/10/90   08/21/95     430,000    162,386    126,450   1,663.01
035479     F      04     40      1    CA    0%      678  11.00000  12/02/92   12/02/97     278,000    220,000    215,365   2,077.40
035661     F      04     40      1    CA    0%      678   9.75000  07/09/92   06/09/97     357,500    325,600    316,144   2,771.81
030210     F      11     10      4    CA    0%      678  10.00000  09/03/91   07/03/96   1,550,000  1,082,042  1,026,428   9,749.90
039151     F      04     40      1    CA    0%      678   9.50000  09/25/87   10/01/96     580,000    302,724     74,674   6,046.74
039320     F      04     40      1    CA    0%      678   9.75000  01/21/88   03/21/96     187,000    142,376    132,998   1,250.28
039352     F      04     40      1    CA    0%      678   9.75000  02/08/88   02/01/96     127,000     69,424     37,552     375.38
043800     F      04     40      1    CA    0%      678  10.50000  07/01/92   07/01/97     126,000     80,802     77,268     758.34
048683     F      04     40      1    CA    0%      678   9.75000  07/14/92   07/14/97     365,000     61,321     38,765     978.56


             """COLL TYPE                                   TOTALS"""

         TOTAL            TOTAL                     TOTAL             TOTAL
         LOANS          ORIG. BAL.               APPR. VALUE         PRIN. BAL.

          25            17,926,149                33,049,000        16,714,243

FIRST LA  01  REAL ESTATE LOANS                 "RE41SP"  PAGE NO.           16
              FIRST LOS ANGELES BANK            MONDAY    PROCESS DATE 07/31/95
              FHLBB PLEDGED ACCOUNTS REPORT               PROCESS THRU 07/31/95
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

FIRST LA   01    FIRST  LOS ANGELES BA """ BRANCH   678   CENTURY PLAZA TOWERS   """ COLL TYPE     04                            """

------------------------------------------------------------------------------------------------------------------------------------

LOAN       PLG.  COLL.   COLL.   NBR     ST.  INST.   INST.   INT.      ORIG.     MAT.      APPR.      ORIG.      PRIN.    P&I AMT.
NUMBER     ACT.  TYPE.   CLASS   UNITS   CD.  PCT.    BR.     RATE      DTE.      DTE.      VALUE      BAL.       BAL.

030179      F     04      40       1     CA    0%      678   7.98000  11/12/87  01/17/96    700,000    323,892    296,244   2,456.77
030943      F     04      40       1     CA    0%      678   9.50000  06/09/92  06/09/99  2,400,000  1,750,000  1,692,888  14,551.50
040742      F     04      40       1     CA    0%      678  10.00000  10/26/92  11/01/97    950,000    750,000    670,049   7,925.28


             """COLL TYPE    04                         TOTALS"""

         TOTAL              TOTAL                TOTAL            TOTAL
         LOANS            ORIG. BAL.          APPR. VALUE       PRIN. BAL.

           3              2,823,892            4,050,000        2,659,181


       """CENTURY PLAZA TOWERS OFFICE          TOTALS"""

         TOTAL              TOTAL                TOTAL            TOTAL
         LOANS            ORIG. BAL.          APPR. VALUE       PRIN. BAL.

          28              20,750,041           37,099,000       19,373,424

FIRST LA  01  REAL ESTATE LOANS                 "RE41SP"  PAGE NO.           17
              FIRST LOS ANGELES BANK            MONDAY    PROCESS DATE 07/31/95
              FHLBB PLEDGED ACCOUNTS REPORT               PROCESS THRU 07/31/95


------------------------------------------------------------------------------------------------------------------------------------

FIRST LA   01    FIRST LOS ANGELES BA """ BRANCH   679   SAN FERNANDO VALLEY """ COLL TYPE                                       """

------------------------------------------------------------------------------------------------------------------------------------

LOAN      PLG.  COLL.  COLL.  NBR    ST.   INST.   INST.   INT.      ORIG.      MAT.      APPR.       ORIG.      PRIN.    P&I AMT.
NUMBER    ACT.  TYPE.  CLASS  UNITS  CD.   PCT.    BR.     RATE      DTE.       DTE.      VALUE       BAL.       BAL.
014888     F     11     10      0    CA     0%     679   11.00000  08/05/93   08/05/98  3,825,000  2,800,000  2,693,243   28,694.00
014950     F     11     10      0    CA     0%     679   10.50000  09/28/94   09/28/99  1,620,000  1,100,000  1,054,812   13,150.65
032080     F     11     10      1    CA     0%     679   10.50000  09/28/90   09/11/95  5,400,000    992,504    929,484    9,270.52
034788     F     10     75     20    CA     0%     679   10.00000  06/19/92   06/19/97  1,435,000    867,064    831,890    7,813.37
034790     F     10     75    133    CA     0%     679   10.25000  06/01/92   06/01/97  5,800,000  4,036,553  3,872,816   37,075.88
034790     F     10     75     29    CA     0%     679   10.25000  06/01/92   06/01/97  1,475,000    941,664    903,504    8,649.57
034833     F     04     40      4    CA     0%     679   11.00000  09/23/94   11/23/98  1,225,000    637,822    628,172    6,661.84
034878     F     04     40      1    CA     0%     679    7.00000  06/11/93   06/11/00    285,000    214,000     58,242      389.78
034879     F     04     40      1    CA     0%     679    7.00000  06/11/93   06/11/00    285,000     41,000     38,890      264.91


            """COLL TYPE                                 TOTALS"""

       TOTAL              TOTAL                   TOTAL              TOTAL
       LOANS            ORIG. BAL.             APPR. VALUE         PRIN. BAL.

         9              11,630,607             21,350,000          11,011,053



      """SAN FERNANDO VALLEY OFFICE                      TOTALS"""

       TOTAL              TOTAL                   TOTAL              TOTAL
       LOANS            ORIG. BAL.             APPR. VALUE         PRIN. BAL.

         9              11,630,607             21,350,000          11,011,053



      """FIRST L.A.         01                           TOTALS"""

       TOTAL              TOTAL                   TOTAL              TOTAL
       LOANS            ORIG. BAL.             APPR. VALUE         PRIN. BAL.

        148             132,503,771            511,197,400        124,446,036

                                  SCHEDULE 5
                                  ----------


                       LEASES AND CONTRACTS ((S)3.1(V))*



    VENDOR                                                        TYPE OF SERVICE

                                   Operations
                                   ----------
API Security                                                      Alarms
Advanced Business Systems                                         Copiers
Air Mechanical                                                    A/C maintenance
Alberstone                                                        Coffee & Tea
Brink's, Inc.                                                     Vault armored car
Data Prompt                                                       Toner cartridges
Delux Check Printers                                              Check printers
Encore Maintenance Service                                        Janitorial
Paul Fegen                                                        Lease
First Bank System of Minneapolis                                  Credit Card
Lincoln Trust Company                                             Retirement Plans service agreement
Metro Business Archives                                           Archiving boxes
Minolta Leasing Services                                          Copiers
Monarch Business Forms                                            Forms supplies
LDI Pedestal                                                      Loan documentation systems and software
Western Vault Security, Inc.                                      Security

                                   Human Resources
                                   ---------------

Great West Life                                                   Medical Insurance
Great West Life                                                   Dental Insurance
Great West Life                                                   Life Insurance
Reliance Standard Life                                            Life Insurance AD & D
Paul Revere Life                                                  LTD
Mesc                                                              Eye
Charles Schwab                                                    Trustee
Financial Design                                                  Fund Manager
Ulico                                                             Workers Comp.

                                        MIS
                                        ---

Alltell/Systematics                                               Data processing
Alltell/Systematics                                               Microfiche
Alltell/Systematics                                               Item processing
API Security                                                      Plant security
Arcus Data Security                                               Off-site tape storage
Nortel                                                            Telephone maintenance
Pro-Courier                                                       Customer courier service
State Courier                                                     Interbranch mail and customers

                                   DEFERRED COMPENSATION
                                   ---------------------

[CONFIDENTIAL                                                     Employee Severance Agreement
INFORMATION                                                       Employee Severance Agreement
OMITTED AND                                                       Deferred Compensation Agreement
FILED SEPARATELY]                                                 Deferred Compensation Agreement
                                                                  Deferred Compensation Agreement
                                                                  Deferred Compensation Agreement
                                                                  Deferred Compensation Agreement

                                   Centralized Services
                                   --------------------

EDS                                                               ATM machines/cards and card production
Banklink, Inc./Microlink                                          Business banking services
WSBA/FDR (as processor)                                           Merchant card services
Diebold                                                           Maintenance contract for ATM's
Diebold                                                           After hours ATM
SSI                                                               PEP+
Leases                                                            See attached schedule
James Econn Company                                               Insurance policies
Aetna (c/o Levitt Kristan)                                        Directors and Officers liability insurance
Fundtech Corporation                                              FEDplus$ Software
SMS                                                               Advanced escrow accounting 1099 reporting
United Financial Casualty                                         Forced place insurance on real estate loans
Cotrak                                                            Servicing and forced placed insurance
                                                                  on dealer loan portfolio
American First Insurance Company                                  Forced placed insurance on direct auto loans
Dunn and Bradstreet                                               Credit reporting
TRW                                                               Credit reporting


* Schedule 5, including the following page of leases, is the list of contracts contemplated by the last sentence of (S)3.1(V).

** San Paolo will pay all obligations under this Agreement.

LEM:lb:pam/lb
5557S5.FLA

                            FIRST LOS ANGELES BANK
                                LEASED PREMISES
                                     AUG-95


 COST                                                                                                 SQUARE
CENTER              LOCATION                                          LESSOR                           FEET          EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
  679   Woodland Hills Branch                      Warner Center Business Park Properties III L.P.      5,074          31-Mar-97
        21800 Oxnard St. Ste. 10                   c/o The Voit Companies
        Woodland Hills, Ca. 91367                  P.O. Box 4066
                                                   Woodland Hills, Ca. 91365
------------------------------------------------------------------------------------------------------------------------------------
        Real Estate, Escrow Department             Teachers' Insurance & Annuity Association            4,243          31-Jan-98
        9595 Wilshire Blvd., Second Floor          c/o Insignia Commercial Group, Inc.
        Beverly Hills, Ca. 90212                   9595 Wilshire Blvd.
                                                   Beverly Hills, Ca. 90212
------------------------------------------------------------------------------------------------------------------------------------
  671   Century City Branch                        AP Properties, Ltd., an Illinois L.P.               13,566          31-Mar-98
        1950 Avenue of the Stars                   c/o JMB Properties Company
        Los Angeles, Ca. 90067                     1999 Avenue of the Stars, Ste. 3120
                                                   Los Angeles, Ca.  90067
------------------------------------------------------------------------------------------------------------------------------------
   88   Data Center / Centralized Services         SCI Properties, Inc./Bay Street Number Twelve       15,960          31-Oct-99
        5110 West Goldleaf Circle, Ste. 100 & 295  c/o The Volt Companies
        Los Angeles, Ca. 90056                     P.O. Box 4066
                                                   Woodland Hills, Ca. 91367
------------------------------------------------------------------------------------------------------------------------------------
  672   Beverly Hills Branch                       Teachers' Insurance & Annuity Association            7,815          31-Dec-99
        9595 Wilshire Blvd.                        c/o Insignia Commercial Group, Inc.
        Beverly Hills, Ca. 90212                   9595 Wilshire Blvd.
                                                   Beverly Hills, Ca. 90212
------------------------------------------------------------------------------------------------------------------------------------
  673   Downtown Branch                            Teachers' Insurance & Annuity Association            9,877          14-Feb-00
        911 Wilshire Blvd.                         c/o Insignia Commercial Group, Inc.
        Los Angeles, Ca. 90017                     911 Wilshire Blvd, Ste. 810
                                                   Los Angeles, Ca. 90017
------------------------------------------------------------------------------------------------------------------------------------
   11   1999 Avenue of the Stars Mini Branch       Constellation Land L.P.                                777          31-Jul-00
        1999 Avenue of the Stars                   c/o JMB Properties Company
        Los Angeles, Ca. 90067                     1999 Avenue of the Stars, Ste. 3120
                                                   Los Angeles, Ca 90067
------------------------------------------------------------------------------------------------------------------------------------
   11   1999 Avenue of the Stars Branch            Constellation Land LP.                              12,919          31-Jul-00
        1999 Avenue of the Stars                   c/o JMB Properties Company
        Los Angeles, Ca. 90067                     1999 Avenue of the Stars, Ste. 3120
                                                   Los Angeles, Ca 90067
------------------------------------------------------------------------------------------------------------------------------------
        Corporate Space                            Constellation Land L.P.                             20,842          31-Jul-00
        1999 Avenue of the Stars - 28th Floor      c/o JMB Properties Company
        Los Angeles, Ca. 90067                     1999 Avenue of the Stars, Sta. 3120
                                                   Los Angeles, Ca. 90067
------------------------------------------------------------------------------------------------------------------------------------
  676   Orange County Branch                       The Irvine Company                                   8,351          31-Dec-00
        4685 MacArthur Court, Ste. 100             c/o PM Realty Group, Sta. 480
        Newport Beach, Ca. 92660                   4695 MacArthur Court
                                                   Newport Beach, Ca. 92660
------------------------------------------------------------------------------------------------------------------------------------
   12   Santa Monica Branch                        Ten West Associates                                  4,275          14-Jun-01
        1821 Wilshire Blvd., Sta. A                1821 Wilshire Blvd., Sta. 600
        Santa Monica, Ca. 90403                    Santa Monica, Ca. 90403

------------------------------------------------------------------------------------------------------------------------------------
  678   Plaza Towers Branch                        Delta Towers Joint Venture                           5,724          30-Jun-02
        2029 Century Park East, B Level            c/o Century City, Inc.
        Los Angeles, Ca. 90067                     2049 Century Park East
                                                   Los Angeles, Ca. 90067
------------------------------------------------------------------------------------------------------------------------------------
   10   Pasadena Branch                            The Walnut Plaza, L.P.                               6,645          30-Sep-03
        215 N. Marengo Ave.                        215 N. Marengo Ave., 3rd Floor
        Pasadena, Ca. 91101                        Pasadena, Ca. 91101

------------------------------------------------------------------------------------------------------------------------------------
   98   Corporate Offices                          Delta Towers Joint Venture                          26,720          30-Apr-04
        2049 Century Park East, 36th Floor         c/o Century City, Inc.
        Los Angeles, Ca. 90067                     2049 Century Park East
                                                   Los Angeles, Ca. 90067
------------------------------------------------------------------------------------------------------------------------------------
  674   LAX                                        Metropolitan Life Insurance Company                 14,729          14-May-06
        6033 West Century Blvd                     c/o Tooley & Company
        Los Angeles, Ca. 90045                     6033 West Century Blvd., Ste. 807
                                                   Los Angeles, Ca. 90045
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      157,517
                                                                                                   ----------
                                                                                             AREA                     EXPIRATION
                                        BASE RENT       RENT/                                UNDER      RENT/             OF
                                         /MONTH        S.F. /YR         SUBLEASE            SUBLEASE   S.F/YR.         SUBLEASE
------------------------------------------------------------------------------------------------------------------------------------
Woodland Hills Branch                     13,076.76    30.93
21800 Oxnard St. Ste. 10
Woodland Hills, Ca. 91367

------------------------------------------------------------------------------------------------------------------------------------
Real Estate, Escrow Department            13,239.91    37.44
9595 Wilshire Blvd., Second Floor
Beverly Hills, Ca. 90212

------------------------------------------------------------------------------------------------------------------------------------
Century City Branch                       29,845.20    26.40
1950 Avenue of the Stars
Los Angeles, Ca. 90067

------------------------------------------------------------------------------------------------------------------------------------
Data Center / Centralized Services        29,526.00    22.20
5110 West Goldleaf Circle, Ste. 100 &
Los Angeles, Ca. 90056

------------------------------------------------------------------------------------------------------------------------------------
Beverly Hills Branch                       9,692.08    14.88
9595 Wilshire Blvd.
Beverly Hills, Ca. 90212

------------------------------------------------------------------------------------------------------------------------------------
Downtown Branch                           15,552.16    18.90      United Overseas Bank         2,800      25.50        Currently
911 Wilshire Blvd.                                                                                                     Month to
Los Angeles, Ca. 90017                                                                                                  Month

------------------------------------------------------------------------------------------------------------------------------------
1999 Avenue of the Stars Mini Branch       2,719.50    42.00      Century Services               777      24.32        31-Jul-00
1999 Avenue of the Stars
Los Angeles, Ca. 90067

------------------------------------------------------------------------------------------------------------------------------------
1999 Avenue of the Stars Mini Branch      44,139.92    41.00
1999 Avenue of the Stars
Los Angeles, Ca. 90067

------------------------------------------------------------------------------------------------------------------------------------
Corporate Space                           69,612.20    40.08      Harris and Goldberg          6,753      38.04        31-Jul-00
1999 Avenue of the Stars - 28th Floor                             Fegen Executive Suites      14,089      38.40        31-Jul-00
Los Angeles, Ca. 90067

------------------------------------------------------------------------------------------------------------------------------------
Orange County Branch                      15,449.00    22.20
4685 MacArthur Court, Ste 100
Newport Beach, Ca. 92660

------------------------------------------------------------------------------------------------------------------------------------
Santa Monica Branch                        5,328.75    14.96
1821 Wilshire Blvd., Sta. A           (until 5/1/00,
Santa Monica, Ca. 90403               thereafter
                                      $7,328.75)
------------------------------------------------------------------------------------------------------------------------------------
Plaza Towers Branch                       15,741.00    33.00
2029 Century Park East, B Level
Los Angeles, Ca. 90067

------------------------------------------------------------------------------------------------------------------------------------
Pasadena Branch                           17,084.75    30.85
215N. Marengo Ave.
Pasadena, Ca. 91101

------------------------------------------------------------------------------------------------------------------------------------
Corporate Offices                         76,597.00    35.30
2049 Century Park East, 36th Floor
Los Angeles, Ca. 90067

------------------------------------------------------------------------------------------------------------------------------------
LAX                                       22,093.67    18.00
6033 West Century Blvd
Los Angeles, Ca. 90045

------------------------------------------------------------------------------------------------------------------------------------
                                         361,697.90    29.08
                                        -----------

                                  SCHEDULE 6
                                  ----------

                              LOSS CARRYFORWARDS*


            [confidential information omitted and filed separately]


          * Schedule 6, which pertains to (S)3.1(i), identifying amounts and expiration dates for all net operating loss carryforwards and gross timing differences of the Bank as of December 31, 1994.

LEM:lb:pam                                                  Page 29 of 63
5557S2.FLA

                                  SCHEDULE 7
                                  ----------

                             INTENTIONALLY OMITTED

LEM:LB:pam                                             page 30 of 63
5557S2.FLA

                            SCHEDULE 8 ((S)3.1(i))*
                            ----------

                          EXAMINATIONS AND WAIVERS

           [confidential information omitted and filed separately]

               * Schedule 8, in conjunction with Schedule 10, which pertain to
               (S) 3.1(i), contain all statutes of limitation, waivers (and pending requests for waivers) of time to assess taxes, all outstanding tax extensions and audits as of June 30, 1995, as provided to First Los Angeles Bank by Arthur Andersen.

                                                                   Page 31 of 63
LEM:1b:pam
5557S2.FLA

                                  SCHEDULE 9
                                  ----------

     Schedule 9, which pertains to (S) 3.1(i), is comprised of the attached one-page summary of deferred tax assets as of December 31, 1994, as provided by Arthur Andersen.


LEM:lb:pam:sk                                                    page 32 of 63
5557S2.FLA

            [confidential information omitted and filed separately]

                                  SCHEDULE 10
                                  -----------

Schedule 10, which pertains to (S) 3.1(i), is comprised of the attached one-page summary, as provided by Arthur Andersen.


LEM:lb:pam                                                  Page 35 of 63
5557S2.FLA


            [confidential information omitted and filed separately]

                                  SCHEDULE 11
                                  -----------

                     LITIGATION (31.(j) and 7.3(a)(1)(B))*

Case No.              Date Filed                        Case Name
-----------------------------------------------------------------
BC0J6169 (LASC)        9/22/92         Gary and Karen Bentley, et al. v. Eastern
                                       Enterprises, Inc. dba the Princeton
                                       Group, First Los Angeles Bank, et al.

BC116227 (LASC)        5/12/95         Allen B. Eggers, et al. v. Koke Ahankoob,
                                       et al. - and Complaint in Intervention of
                                       EAFC

BC116178 (LASC)       11/14/94         Koke Ahankoob, et al. v. First Los
                                       Angeles Bank, et al.

LC029885 (LASC)        12/9/94         Racicot v. 7 Days Escrow

LC030107 (LASC)       12/29/94         Roy Yair Elishmerani v. 7 Days Escrow, et
                                       al.

Threatened           Threatened        Anticipated additiona 7 Days Escrow
                                       claims

C031424 (LASC)         3/30/95         Encino Escrow Exchange, Inc., et al. v.
                                       First Los Angeles Bank

SC0037968              8/7/95          Edward H. Northrop, et al. v. First Los
                                       Angeles Bank and Mark G. Silvertrust

Threatened           Threatened        Other possible lawsuits relating to the
                                       conduct of Mark Silvertrust

262982 (Riv. SC)       3/21/95         Milan Starustka v. First Los Angeles Bank

LA 94-28439-LF       Adv. Proc.        In Re Bruce Patrick NcNall
                       3/24/95         --------------------------
                                       adv. proc. R. Todd Nielson v. First Los
                                       Angeles Bank, Authentic Collectibles,
                                       Inc. and Jane Cody

LA94-28439-LF        Counter-claim     In Re Bruce Patrick McNall a
                        8/1/95         --------------------------
                                       counterclaim in adv. proc., filed by Jane
                                       Cody v. First Los Angeles Bank, et al.

Case No.                 Date Filed                    Case Name
----------------------------------------------------------------
BC129494 (LASC)       Cross-            First Los Angeles Bank v. John
                      Complaint         Mitidiere, et al. (Cross-Complaint - John
                      7/13/95           Mitidiere v. First Los Angeles Bank)

BC118376 (LASC)       Cross-            First Los Angeles Bank v. Stuart
                      Complaint         Lesansky and Linda Lesansky (Cross-
                      2/24/95           Complaint - Stuart K. Lesansky v. First
                                        Los Angeles Bank)

95C00748 (LAMC)       Cross             First Los Angeles Bank v. Hamid
                      Complaint         Mossanen (Cross-Complaint - Hamid
                      5/2/95            Mossanen v. First Los Angeles Bank)

Threatened            Threatened        Onocifero Rojas

SC021772 (LASC        1/26/93           Leonard Sands v. Site Properties, et al.

Threatened            Threatened        Paul Lai and Yu Su Chiu (First Los
                                        Angeles Bank is not a party to present
                                        litigation, entitles LASC BC022565,
                                        Tripple Power Zipper Corp. v. Paul C.
                                        Lai, et al.; Paul C. Lai, et al. v. Yu Su
                                        chiu, et al.)

SC024799 (LASC)        6/29/93          Dennis Russel v. Eric L. Lagin, et al.

95T02079 (LAMC)        6/13/95          State Bar of California v. First Los
                                        Angeles Bank (Melvin J. Surdin)

Threatened             Threatened       Greenblatt's Liquor & Deli

SC035475 (LASC)        3/7/95           Scanam, Inc. v. First Los Angeles Bank

94X07333 (LAMC)        12/29/94         Amtech Reliable Elevator Co. v. Beryl
                                        Weiner and First Los Angeles Bank

BC 112932 (LASC)       9/21/94          First Los Angeles Bank v. 816 So.
                      (Cross-           Figueroa (Cross-Complaint - 816 So.
                      Complaint         Figueroa et al. v. First Los Angeles
                      11/23/94          Bank et al.)

                                           2                     Page 38 of 63

Case No.              Date Filed        Case Name
-------------------------------------------------
Threatened            Threatened     The Incline Trust

Settled               Settled        Estate of Mintzer

BC126276 (LASC)         5/2/95       Mark Ukra v. Southern California Title
                                     Company, etc., First Los Angeles Bank,
                                     etc., San Paolo Asset Management, Inc.

Threatened            Threatened     Escrow Holders of Accounts at Southern
                                     California Title Company and Romar
                                     Financial Services

Threatened            Threatened     Rosalind Hector

Threatened            Threatened     GEO Petroleum

Threatened            Threatened     Wilshire LaPeer Co.

PC010210Z                7/28/93     Rinaldi Ltd. No. 1 v. St. George Steel,
                                     (Cross-Complaint-St. George Steel v. Uni-
                                     Arc, Inc., et al.)

Dismissed             Dismissed      Preferred Financial Corporation v. First
                                     Los Angeles Bank, et al.

Settled                 Settled      Escobar

679679 (OCSC)            1/24/92     Donald G. Goodwin and Timothy J. Joyce et
                                     al. v. MDFC Loan Corp., et al.

BC 096445 (LASC)          1/7/94     Cohn v. Sumpter, et al.
BC 125109                 4/3/95     Cohn v. First Los Angeles Bank

Releases obtained       Releases     Union Land Title v. First Los Angeles
                        obtained     Bank

            [confidential information omitted and filed separately]

     * Schedule 11 contains the lists contemplated by the third sentence of 3.1(j) by 7.3(a)(i)(B). The list above relates to 3.1(j) and the list below relates to 7.3(a)(i)(B).

     In re Grand Rizal; First Los Angeles Bank v. Latham & Watkins.
           -----------  ------------------------- ----------------

                                                                   Page 39 of 63
LEM:js:pem/sp
5557S11.FLA

                                  SCHEDULE 12
                                  -----------

                           EMPLOYEE BENEFIT PLANS*

Kaiser Permanente Group Medical Service Agreement
Reliance Standard Life Plan
Reliance Standard AD&D Plan
Great West Life Medical/Life Plan/25 Plan
401(K) Trust Agreement
401(K) Record Keeper Plan
Paul Revere LTD Plan
EAP Plan
Enrollment Forms
Deferred Compensation Plan
List of Employees and Salaries
Benefit Consulting Letter
401(K) SPD and Prospectus Forms
FLAB Severance Plan

               *Schedule 12, Pertaining to (S)3.1(n), includes all First Los Angeles Bank Employee Plans.

LEM:1b:pam/1b                                                     Page 40 of 63
5557S12.FLA

                                  SCHEDULE 13
                                  -----------

                           ENCUMBRANCES ((S)3.1(p))

Schedule 13, which pertains to (S) 3.1(p), is comprised of the attached two-page list plus the list described in Schedule 4, which identifies the properties of assets of First Los Angeles Bank which are subject to a lien, mortgage security interest, encumbrances or charge.

LEM:lb:pam/lb                                                      Page 41 of 63
5557S13.FLA

                            FIRST LOS ANGELES BANK
                           PLEDGED SECURITIES REPORT
                                   30-JUN-95


 CUSIP
 NUMBER                          DESCRIPTION               MATURITY DATE          PAR VALUE        MARKET VALUE     BOOK VALUE
--------------------------------------------------------------------------------------------------------------------------------
LOCAL AGENCY

880591BJ0  TVA                                                15-Nov-02               5,000,000       5,145,312        5,169,347
544389tf6  Los Angeles Ca Cmnty Redev                          1-Jul-96                 285,000         267,120          265,000
544389VC0  Los Angeles Calif Cmnty                             1-Dec-96               1,000,000         994,400        1,005,861
544389VE6  Los Angeles Ca Cmnty Redev                          1-Dec-98               1,765,000       1,741,702        1,765,000
798154BG4  San Jose Calif Fing Auuth Rev                      15-Nov-98                 500,000         499,500          500,000
912827ZZ8  USTN                                               29-Feb-96                 800,000         809,750          814,203
                                                                                ------------------------------------------------
                                                                                      9,350,000       9,457,784        9,519,411
                                                                                   ============    ============     ============

TREASURY TAX AND LOAN

912827K35  USTN                                               31-Mar-96               7,500,000       7,394,531        7,485,615


CENTRAL DISTRICT BANKRUPTCY

912827J60  USTN                                               15-Feb-96              10,000,000       9,934,375       10,013,161
912827J60  USTN                                               15-Feb-96              10,000,000       9,934,375       10,012,755
912827J60  USTN                                               15-Feb-96               5,000,000       4,967,187        5,005,530
912827J60  USTN                                               15-Feb-96               1,000,000         993,437        1,001,061
912827K35  USTN                                               31-Mar-98               5,500,000       5,422,658        5,489,451
912827K35  USTN                                               31-Jan-96               3,000,000       2,970,937        2,993,067
912827ZV7  USTN                                               31-Jan-96              10,000,000      10,109,375       10,143,802
912827ZZ8  USTN                                               29-Feb-96               2,700,000       2,732,905        2,747,938
                                                                                ------------------------------------------------
                                                                                     47,200,000      47,065,249       47,406,765
                                                                                   ============    ============     ============

SOUTHERN DISTRICT BANKRUPTCY

912827K35  USTN                                               31-Mar-98                 500,000         492,968          499,041
912827ZZ8  USTN                                               29-Feb-96                 500,000         506,093          508,877
                                                                                ------------------------------------------------
                                                                                      1,000,000         999,061        1,007,918
                                                                                   ============    ============     ============

BUREAU OF INDIAN AFFAIRS
313389FV5  FHLB Floater                                       14-Apr-00               2,750,000       2,757,950        2,755,940
313400VH3  FHLMC                                              10-Jun-03               5,000,000       4,890,625        5,029,144
313400VN0  FHLMC                                               2-Jul-03               5,000,000       4,895,312        5,016,468
313400YA5  FHLMC                                              18-Oct-95               6,000,000       5,971,875        5,967,012
863871SH3  SLMA                                               23-Mar-99               5,000,000       4,975,000        5,000,000
30766RAB7  Fed Farm Credit Admin                              21-Nov-03               7,300,000       7,972,968        8,120,451
880591BG6  TVA                                                15-Jan-97              15,330,000      15,349,162       15,581,763
313389FV5  FHLB                                               14-Apr-00               3,250,000       3,259,395        3,257,020
912827N57  USTN                                               31-Jan-96               5,000,000       4,951,562        4,985,585
                                                                                ------------------------------------------------
                                                                                     54,630,000      55,023,849       55,713,383
                                                                                   ============    ============     ============

STATE TREASURER
  91282780 USTN                                               15-Feb-95               5,000,000       4,957,187        5,011,302
                                                                                   ------------    ------------     ------------


FHLB REPURCHASE AGREEMENTS
912827J60  USTN                                               15-Feb-96              18,000,000      17,881,875       18,019,091
912827K35  USTN                                               31-Mar-95               1,500,000       1,478,906        1,497,123



                                    Page 1

                            First Los Angeles Bank
                              Pledged Securities
                                   30-Jun-96

CUSIP
Number     Description                                       Maturity Date          Par Value       Market Value      Book Value
------     -----------                                       -------------          ---------       ------------      ----------
912827N57  USTN                                               31-Jan-96              2,000,000        1,980,625        1,995,392
912827N58  USTN                                               31-Jan-96             10,000,000        9,903,125        9,976,958
                                                                                ------------------------------------------------
                                                                                    31,500,000       31,244,531       31,488,564
                                                                                ================================================



Note: This schedule omits $4,500,000 of securities pledged to secure customer repurchase agreements. Such pledged securities are not held in a separate pledge account with the custodian, and as such, a listing of the individual securities is not available. With the exception of two customer repurchase agreements, which totaled $120,000, these repurchase agreements were short term and have matured by August 1, 1995. Upon further request, a detailed listing of the securities pledged to collateralize these repurchase agreements will be provided.

                                  SCHEDULE 14
                                  -----------

                          INSURANCE AND BOND POLICIES

Schedule 14, which pertains to (S) 3.1(w), is comprised of the attached twelve-page list, which identifies all of First Los Angeles Bank's policies of insurance and bonds, carried or owned, other than policies of title insurance, currently in effect.

LEM:lb:pam/lb                                                    Page 44 of 63
5557S14.FLA

------------------------------------------------------------------------------------------------------------------------------------
                                   FIRST LOS ANGELES BANK SCHEDULE OF INSURANCE AS OF 2/28/95
                   (SAN PAOLO U.S. HOLDING CO. IS INCLUDED IN ALL COVERAGES EXCEPT THOSE PRECEDED BY AN "X")
------------------------------------------------------------------------------------------------------------------------------------

      TYPE OF             POLICY         INSURANCE             POLICY                  DESCRIPTION OF
     INSURANCE            NUMBER          COMPANY              PERIOD                     COVERAGE                     PREMIUM
------------------------------------------------------------------------------------------------------------------------------------
X      Worker's         WB940004      ULICO             9/12/94-9/12/95       [CONFIDENTIAL INFORMATION IN        $127,513.00 Annual
       Compensation                                                           THIS COLUMN OMITTED AND FILED       Deposit Premium
                                                                              SEPARATELY]
------------------------------------------------------------------------------------------------------------------------------------

       Commercial       FS06100006    St. Paul Fire     9/1/94-9/1/95                                             $107,318 Annual
       Package Policy                 & Marine                                                                    Deposit Premium
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                    FIRST LOS ANGELES BANK SCHEDULE OF INSURANCE AS OF 2/28/95
                     (SAN PAOLO U.S. HOLDING CO. IS INCLUDED IN ALL COVERAGES EXCEPT THOSE PRECEDED BY AN "X")
 -----------------------------------------------------------------------------------------------------------------------------------

     TYPE OF             POLICY               INSURANCE              POLICY             DESCRIPTION OF COVERAGE
    INSURANCE            NUMBER                COMPANY               PERIOD                                                  PREMIUM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        [CONFIDENTIAL INFORMATION IN THIS
                                                                                        COLUMN OMITTED AND FILED
                                                                                        SEPARATELY]
====================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------

                                    FIRST LOS ANGELES BANK SCHEDULE OF INSURANCE AS OF 2/28/95
                     (SAN PAOLO U.S. HOLDING CO. IS INCLUDED IN ALL COVERAGES EXCEPT THOSE PRECEDED BY AN "X")
 -----------------------------------------------------------------------------------------------------------------------------------

     TYPE OF             POLICY               INSURANCE              POLICY             DESCRIPTION OF COVERAGE
    INSURANCE            NUMBER                COMPANY               PERIOD                                                  PREMIUM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        [CONFIDENTIAL INFORMATION IN THIS
                                                                                        COLUMN OMITTED AND FILED
                                                                                        SEPARATELY]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                FIRST LOS ANGELES BANK SCHEDULE OF INSURANCE AS OF 2/28/95
                 (SAN PAOLO U.S. HOLDING CO. IS INCLUDED IN ALL COVERAGES EXCEPT THOSE PRECEDED BY AN "X")
 -----------------------------------------------------------------------------------------------------------------------------------

     TYPE OF                POLICY            INSURANCE                POLICY      DESCRIPTION OF COVERAGE
    INSURANCE               NUMBER             COMPANY                 PERIOD                                            PREMIUM
------------------------------------------------------------------------------------------------------------------------------------

     Mortgage          FS0610006      St. Paul Fire and Marine    9/1/94-9/1/95    [CONFIDENTIAL INFORMATION IN       $2,638 Annual
     Impairment &                                                                  THIS COLUMN OMITTED                Premium
     Mortgage Errors                                                               AND FILED SEPARATELY]
     & Omission
     Liability
====================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------

                                    FIRST LOS ANGELES BANK SCHEDULE OF INSURANCE AS OF 2/28/95
                     (SAN PAOLO U.S. HOLDING CO. IS INCLUDED IN ALL COVERAGES EXCEPT THOSE PRECEDED BY AN "X")
------------------------------------------------------------------------------------------------------------------------------------

    TYPE OF            POLICY          INSURANCE                 POLICY     DESCRIPTION OF COVERAGE
   INSURANCE           NUMBER           COMPANY                  PERIOD                                              PREMIMUM
------------------------------------------------------------------------------------------------------------------------------------
   Foreclosed      FS06100006    St. Paul Fire & Marine    9/1/94-9/1/95    [CONFIDENTIAL INFORMATION IN       Included in Package
   Property                                                                 THIS COLUMN OMITTED AND            Premium
                                                                            FILED SEPARATELY]
-----------------------------------------------------------------------------------------------------------------------------------
     Auto          FS06100006    St. Paul Fire & Marine    9/1/94-9/1/95                                       $10,814.00 Deposit
                                                                                                               Premium
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                    FIRST LOS ANGELES BANK SCHEDULE OF INSURANCE AS OF 2/28/95
                     (SAN PAOLO U.S. HOLDING CO. IS INCLUDED IN ALL COVERAGES EXCEPT THOSE PRECEDED BY AN "X")
------------------------------------------------------------------------------------------------------------------------------------

      TYPE OF            POLICY          INSURANCE               POLICY       DESCRIPTION OF COVERAGE
     INSURANCE           NUMBER           COMPANY                PERIOD                                                  PREMIUM
------------------------------------------------------------------------------------------------------------------------------------
     Foreign        FS0610006    St. Paul Fire & Marine    9/1/94-9/1/95      [CONFIDENTIAL INFORMATION IN          $1,500 Annual
     Liability,                                                               THIS COLUMN OMITTED AND FILED         Premium
     Auto, and                                                                SEPARATELY]
     Voluntary
     Compensation
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

                                    FIRST LOS ANGELES BANK SCHEDULE OF INSURANCE AS OF 2/28/95
                     (SAN PAOLO U.S. HOLDING CO. IS INCLUDED IN ALL COVERAGES EXCEPT THOSE PRECEDED BY AN "X")
------------------------------------------------------------------------------------------------------------------------------------

        TYPE OF               POLICY          INSURANCE                POLICY     DESCRIPTION OF COVERAGE
       INSURANCE              NUMBER           COMPANY                 PERIOD                                          PREMIUM
------------------------------------------------------------------------------------------------------------------------------------

X     Nonowned Aircraft   AV3224558      National Union          9/1/94-9/1/95    [CONFIDENTIAL INFORMATION IN      $4,950.00 Annual
                                                                                  THIS COLUMN OMITTED AND           Premium
                                                                                  FILED SEPARATELY]
------------------------------------------------------------------------------------------------------------------------------------
      Umbrella Liability  FS06100006     St. Paul Fire & Marine  9/1/94-9/1/95                                      $28,110.00
                                                                                                                    Annual
                                                                                                                    Premium
------------------------------------------------------------------------------------------------------------------------------------
      Excess Liability    XCU0002592     National Casualty       9/1/94-9/1/95                                      $10,500.00
                                                                                                                    Annual
                                                                                                                    Premium
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                    FIRST LOS ANGELES BANK SCHEDULE OF INSURANCE AS OF 2/28/95
                     (SAN PAOLO U.S. HOLDING CO. IS INCLUDED IN ALL COVERAGES EXCEPT THOSE PRECEDED BY AN "X")
------------------------------------------------------------------------------------------------------------------------------------
       TYPE OF            POLICY            INSURANCE             POLICY          DESCRIPTION OF COVERAGE
      INSURANCE           NUMBER             COMPANY              PERIOD                                                PREMIUM
------------------------------------------------------------------------------------------------------------------------------------
      Special Crime    649-6094       National Union         6/16/93-96           [CONFIDENTIAL INFORMATION IN    $8,850.00 Three
                                                                                  THIS COLUMN OMITTED AND FILED   Year Premium
                                                                                  SEPARATELY]
------------------------------------------------------------------------------------------------------------------------------------
 X    Boiler &         78352543       Pacific Indemnity      9/1/94-9/1/95                                        $3,786.00 Annual
      Machinery                                                                                                   Premium
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

                                    FIRST LOS ANGELES BANK SCHEDULE OF INSURANCE AS OF 2/28/95
                     (SAN PAOLO U.S. HOLDING CO. IS INCLUDED IN ALL COVERAGES EXCEPT THOSE PRECEDED BY AN "X")
------------------------------------------------------------------------------------------------------------------------------------
      TYPE OF                   POLICY         INSURANCE                POLICY    DESCRIPTION OF COVERAGE
     INSURANCE                  NUMBER          COMPANY                 PERIOD                                             PREMIUM
------------------------------------------------------------------------------------------------------------------------------------
       Electronic        FS06100006     St. Paul Fire & Marine    9/1/04-9/1/95   [CONFIDENTIAL INFORMATION IN    $3,389.00 Annual
       Data Processing                                                            THIS COLUMN OMITTED AND FILED   Premium
       Equipment                                                                  SEPARATELY]
------------------------------------------------------------------------------------------------------------------------------------
 X     Earthquake and    IM312654       Associated International  9/1/94-9/1/95                                  $43,945.00 Annual
       Flood                                                                                                     Premium including
                                                                                                                 fees and taxes
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

                                    FIRST LOS ANGELES BANK SCHEDULE OF INSURANCE AS OF 2/28/95
                     (SAN PAOLO U.S. HOLDING CO. IS INCLUDED IN ALL COVERAGES EXCEPT THOSE PRECEDED BY AN "X")
------------------------------------------------------------------------------------------------------------------------------------

       TYPE OF                 POLICY         INSURANCE               POLICY   DESCRIPTION OF COVERAGE
      INSURANCE                NUMBER          COMPANY                PERIOD                                           PREMIUM
------------------------------------------------------------------------------------------------------------------------------------
 X      Earthquake and    IMF016246      RLI                  8/3/94-9/1/95    [CONFIDENTIAL INFORMATION IN     $28,695.00 Term
        Flood                                                                  THIS COLUMN OMITTED AND FILED    Premium including
                                                                               SEPARATELY]                      fees and taxes
------------------------------------------------------------------------------------------------------------------------------------

 X      IRA/Keogh Errors  NE906735U      Lloyd's              9/1/94-9/1/95                                     $2,484.00 Annual
        & Omissions                      Underwriters, London                                                   Premium
====================================================================================================================================



                                    Page 10

------------------------------------------------------------------------------------------------------------------------------------

                                    FIRST LOS ANGELES BANK SCHEDULE OF INSURANCE AS OF 2/28/95
                     (SAN PAOLO U.S. HOLDING CO. IS INCLUDED IN ALL COVERAGES EXCEPT THOSE PRECEDED BY AN "X")
------------------------------------------------------------------------------------------------------------------------------------
      TYPE OF                  POLICY          INSURANCE                 POLICY     DESCRIPTION OF COVERAGE
     INSURANCE                 NUMBER           COMPANY                  PERIOD                                         PREMIUM
------------------------------------------------------------------------------------------------------------------------------------
       Bankers Special   0500JN4058    St. Paul Fire & Marine    2/28/95-2/28/96    [CONFIDENTIAL INFORMATION IN    $432,645.00
       Bond                                                                         THIS COLUMN OMITTED AND FILED   Annual Premium
                                                                                    SEPARATELY]
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

                                    FIRST LOS ANGELES BANK SCHEDULE OF INSURANCE AS OF 2/28/95
                     (SAN PAOLO U.S. HOLDING CO. IS INCLUDED IN ALL COVERAGES EXCEPT THOSE PRECEDED BY AN "X")
------------------------------------------------------------------------------------------------------------------------------------

    TYPE OF              POLICY                  INSURANCE             POLICY            DESCRIPTION OF COVERAGE
   INSURANCE             NUMBER                   COMPANY              PERIOD                                           PREMIUM
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================


                                  SCHEDULE 15
                                  -----------

                 DERIVATIVE TRANSACTIONS IN EXCESS OF $500,000


Schedule 15, which pertains to (S)3.1(y), is comprised of the attached one-page list, which summarizes and identifies those derivative transactions/agreements in an amount individually or in the aggregate greater than $500,000.


LEM:lb:pam/lb                                                     Page 57 of 63
5557S15.FLA

                            FIRST LOS ANGELES BANK
            HOLDINGS OF DERIVATIVE SECURITIES AND RELATED PRODUCTS
                                31-JUL-95


                                       CUSIP                Purchase    Book
         Security                    NUMBER    Par Value    Price      Value
-------------------------------------------------------------------------------
 Sallie Mae Step-Up Callable         883871SH3   5,000,000       100  5,000,000
 Notes
-------------------------------------------------------------------------------
 Federal Home Loan Bank              313389FV5   6,000,000    100.29  6,013,638
 Structured Note
-------------------------------------------------------------------------------
 FHLMC Multiclass Mortgage           3133T15N8   9,428,129     99.27  9,418,828
 Participation Certificate Series
 1614
-------------------------------------------------------------------------------
 FHLMC Multiclass Mortgage           3133T3DV7  10,000,000     99.22  9,972,977
 Participation Certificate Series
 1626
-------------------------------------------------------------------------------
 FNMA Guaranteed REMIC               3133T15N8  10,000,000   99.9375  8,442,414
 Pass-Through Certificates
 1993-196
-------------------------------------------------------------------------------
 FNMA 203 FIX CMO                    31359EVV0   2,652,340       100  2,652,340

-------------------------------------------------------------------------------

                                  SCHEDULE 16
                                  -----------

                    ANTICIPATED CRA PRODUCTS ((S)2.2(m))*


Free Checking accounts for senior citizens.

Working capital lines for small contractors in joint venture with Pacific Coast Regional. Maximum Pool of $1,500,000, 90% guaranteed by State funds.

Secured credit card program with Bank of South Dakota.

              *This Schedule lists all CRA Products of First Los Angeles Bank proposed to be introduced.


                                                                   Page 59 of 63

LEM:js/lb:j:pam/lb
5557SR.FLA

                                  SCHEDULE 17
                                  -----------


  [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY] LOANS ((S)1.1(A)(Z))




     LOAN NO.          UNPAID PRINCIPAL BALANCE
     --------          ------------------------
     031129            $5,512,239.58

     011091            $  409,700.00





SNR:sk
5557S17.FLA                                                  Page 59-A of 63

                                  SCHEDULE 18
                                  -----------


   [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY] LOANS ((S)4.14(C))





     LOAN NO.          UNPAID PRINCIPAL BALANCE
     --------          ------------------------
     031129            $5,512,239.58

     011091            $  409,700.00





SNR:sk
5557S17.FLA



                                                            Page 59-B of 63

                                  SCHEDULE 19
                                  -----------
                         SCHEDULE OF EXECUTIVE OFFICER/
              KEY EMPLOYEE AGREEMENTS ((S)(S) 3.1(L) AND 4.2(C))*




[CONFIDENTIAL        [CONFIDENTIAL   Change of Control Contract
INFORMATION IN       INFORMATION
THIS COLUMN          IN THIS
OMITTED AND          COLUMN
FILED                OMITTED AND
SEPARATELY]**        FILED
                     SEPARATELY]

**                                   Change of Control Contract

                                     Deferred Compensation Agreement

                                     Deferred Compensation Agreement

                                     Deferred Compensation Agreement

                                     Deferred Compensation Agreement

                                     Deferred Compensation Agreement

*This Schedule lists agreements contemplated by (S)3.1(l) and 4.2(c)).

**San Paolo will pay all obligations under this Agreement.



LEM:lb:pam/sp
5557SD.FLA                                                   Page 60 of 63

                                  SCHEDULE 20
                                  -----------

                                  SCHEDULE OF
                        TRUST ADMINISTRATION ((S)3.1(z))
                        --------------------


First Los Angeles Bank has an escrow department, and to the extent that an escrow can be considered a trust, this relationship is hereby disclosed. However, First Los Angeles Bank does not consider its escrow department to provide trust services.


LEM:lb:pam/lb                                                      Page 61 of 63
5557STA.FLA

                                  SCHEDULE 21
                                  -----------

                            ASSIGNMENTS ((S)4.13(B))



The parties referenced in Section 4.13(b) are:

[confidential information omitted and filed separately]

COMPANIES OF [confidential information omitted and filed separately]

     including but not limited to:

            [confidential information omitted and filed separately]



LEM:lb:pam/lb
5557ASN.FLA                                                  Page 62 of 63

                                  SCHEDULE 22
                                  -----------

                      PARTICIPATION REPURCHASES ((S)4.15)


            [confidential information omitted and filed separately]


LEM:lb:pam/lb                                                      Page 63 of 63
5557PR.FLA

                                  SCHEDULE 23
                                  -----------

                               SEVERANCE POLICIES


            [confidential information omitted and filed separately]


LEM:sp                                                           Page 63-A of 63
5557SP.FLA